UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2010



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2010



 [LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA CORNERSTONE STRATEGY FUND]

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       ANNUAL REPORT
       USAA CORNERSTONE STRATEGY FUND
       MAY 31, 2010

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FUND OBJECTIVE

ACHIEVE A POSITIVE, INFLATION-ADJUSTED RATE OF RETURN OVER THE LONG TERM.

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TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, precious metals and minerals, and other alternative investment strategies) and to a much lesser extent in bonds and money market instruments. The Fund may at times implement an equity hedging strategy and a global tactical asset allocation strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

FUND RECOGNITION                                                              11

INVESTMENT OVERVIEW                                                           12

FINANCIAL INFORMATION

    Distributions to Shareholders                                             17

    Report of Independent Registered
       Public Accounting Firm                                                 18

    Portfolio of Investments                                                  19

    Notes to Portfolio of Investments                                         84

    Financial Statements                                                      89

    Notes to Financial Statements                                             92

EXPENSE EXAMPLE                                                              114

ADVISORY AGREEMENTS                                                          116

TRUSTEES' AND OFFICERS' INFORMATION                                          123

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"WHILE IT IS STILL TOO EARLY TO DECLARE THAT
A SELF-SUSTAINING RECOVERY IS UNDERWAY, WE         [PHOTO OF DANIEL S. McNAMARA]
THINK MOST ECONOMIC INDICATORS ARE POINTED
IN THE RIGHT DIRECTION."

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JUNE 2010

As it turned out, the fiscal year ended May 31, 2010, was kind to patient, long-term investors. With some zigs and zags along the way, the U.S. stock market, as represented by the S&P 500 Index, was up nearly 21% for the period. At the same time, high-quality bonds generated attractive returns (the U.S. 10-year Treasury returned 4.65% during the fiscal year) as investors continued to search for income. Corporate and municipal bonds did even better.

However, investors suffered some setbacks in April and May of this year as Greece's debt crisis unsettled the markets. As fears of contagion spread, many of them abandoned stocks for the safety of Treasury securities and other liquid, high-quality investments. The S&P 500 Index experienced its worst May since 1962.

Although the European Union (EU) crafted a rescue plan for Greece, a number of troubling problems remain. Some European countries continue to live beyond their means, threatening the EU's sustainability. What's more, no one knows how a default or a debt restructuring by one of these countries would affect major European banks, which are believed to be heavily invested in the debt securities of the weaker nations. This uncertainty caused the euro to fall during the fiscal year to a four-year low versus the U.S. dollar. At the time of this writing, the dollar is once again the world's undisputed reserve currency.

Commodity prices, which had been rising for most of the fiscal year, dropped in response to the turmoil in Europe and fears about its impact on the global economy. The one exception -- gold, widely considered a safe haven.

Meanwhile, the U.S. economy seems to be improving. While it is still too early to declare that a self-sustaining recovery is underway, we think most economic indicators are pointed in the right direction. Corporate earnings, fueled by surprisingly strong top-line revenue growth, have been better than expected. At the same time, inflation has remained benign, giving the Federal Reserve Board (the Fed) latitude to hold short-term rates in a range between zero and 0.25%.

There is no doubt that investor confidence was badly shaken by Greece's debt problems, and at the time of this writing, market sentiment seems driven more by headlines than by investment fundamentals. Perhaps as a result, many

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2  | USAA CORNERSTONE STRATEGY FUND
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people are keeping large amounts of money in low-yielding money market funds. We see no relief from these low yields until at least the fourth quarter of 2010.
In fact, we think the debt crisis in Europe could extend the time the Fed can maintain its "easy money" stance.

Under the circumstances, investors may want to review how much they have in their money market accounts. Inflation may be muted but as of this writing, it is higher than money market yields. That isn't to say that investors should take risks with their immediate or emergency spending needs. In such cases, we believe a money market fund, a savings account or short-term certificate of deposit should be considered. However, if the money isn't required for two or three years, it could be earning higher yields in short- and intermediate-term bond funds. For longer-term, future needs such as retirement, a diversified portfolio of stock and bond funds might be most appropriate.

If timing is a concern, we recommend making gradual changes. However, this is based on your individual immediate needs. Our USAA service representatives would be happy to assist. They are available -- free of charge -- to help you update your financial plan and answer any questions you might have.

At USAA Investment Management Company, we are proud of the long-term performance we have provided to shareholders. In the months ahead, we will continue working hard on your behalf. From all of us here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

INVESTMENT/INSURANCE: NOT FDIC INSURED O NOT BANK ISSUED, GUARANTEED OR UNDERWRITTEN O MAY LOSE VALUE

INVESTMENT AND INSURANCE PRODUCTS ARE NOT DEPOSITS, NOT INSURED BY FDIC OR ANY GOVERNMENT AGENCY, NOT GUARANTEED BY THE BANK. INVESTMENTS AND CERTAIN INSURANCE PRODUCTS MAY LOSE VALUE.

Diversification does not guarantee a profit or prevent a loss.

Gold is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company        Credit Suisse Asset Management, LLC*

  ARNOLD J. ESPE, CFA                        MIKA TOIKKA, CFA
  Bonds and Money Market Instruments         U.S. Equity Securities

  MARK W. JOHNSON, CFA                    Quantitative Management Associates LLC
  DAN DENBOW, CFA
  Precious Metals and Minerals,              MARGARET S. STUMPP, Ph.D.
  Real Estate Securities                     TED LOCKWOOD
                                             JOHN VAN BELLE, Ph.D.
  JOHN P. TOOHEY, CFA                        International Equity Securities
  WASIF A. LATIF
  U.S. Equity Securities and              Credit Suisse Securities (USA) LLC's
  International Equity Securities         Volaris Volatility Management Group

Batterymarch Financial Management, Inc.      YIRONG LI, CFA
                                             DEFINA MALUKI, CFA
  ADAM J. PETRYK, CFA                        Index Options
  MICHAEL P. McELROY, CFA
  U.S. and International Equity
     Securities

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o   HOW DID THE USAA CORNERSTONE STRATEGY FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    For the one-year period ended May 31, 2010, the Fund had a total return of 22.25%. This compares to a return of 16.94% for the Lipper Global Flexible Portfolio Funds Index and 20.99% for the S&P 500 Index.

    USAA Investment Management Company (IMCO) serves as the Fund's overall adviser and manages certain portions of the Fund. Credit Suisse Asset Management, LLC (Credit Suisse) serves as a U.S. stock portfolio

    Refer to page 13 for benchmark definitions.

    Past performance is no guarantee of future results.

    *Effective May 3, 2010, Jordan Low no longer is a co-manager of the Fund.

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4  | USAA CORNERSTONE STRATEGY FUND
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    manager for the Fund, and Credit Suisse Securities (USA) LLC's Volaris
    Volatility Management Group (Volaris Group) is responsible for managing a strategy that involves purchasing index put options or corresponding exchange-traded fund (ETF) options or put spread options and selling index call or corresponding ETF options against a highly-correlated stock portfolio in an attempt to reduce the Fund's volatility. This strategy is also referred to as an "equity hedging strategy." Qualitative Management Associates LLC (QMA) manages a non-U.S. developed market stocks portfolio and Batterymarch Financial Management, Inc. (Batterymarch) manages a global stock portfolio for the Fund.

o   WHAT LED TO THE FUND'S STRONG PERFORMANCE DURING THE REPORTING YEAR?

    Asset allocation, the equity hedging strategy and individual manager performance are the Fund's major performance factors. By far the most instrumental of these during the reporting year was the outstanding performance by USAA's bond portion manager. Allocation among the various asset classes was a mildly positive performance factor, led by our overweight positions in emerging markets, precious metals and minerals, and U.S. large-cap stocks as well as our underweight position in international developed market stocks. Our underweight positions in U.S. small-cap stocks and real estate investment trusts (REITs) detracted from performance.

    The equity hedging strategy moderately detracted from performance for the full reporting year as global equity markets generally rallied sharply, but proved its worth by helping offset the volatility late in the reporting year. Given the high degree of uncertainty that has existed in global financial markets for several years, and is expected to persist, the equity hedging strategy remains an essential element of the Fund's ability to achieve its objectives.

    Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5
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    Individual manager performance outside of the bond portion was mixed.

    Our U.S. equity manager, Credit Suisse, implemented our U.S. stock market allocation using a diversified, quantitative approach. Their stock selection had a mildly negative impact on performance.

    The Fund continued to have a small exposure to Deutsche iGAP Investment Trust "B" (iGAP), a global macro hedge fund as an additional risk management tool. Our iGAP exposure had a slightly positive total return for the reporting year. The Fund also was exposed to a managed commodities mutual fund in an attempt to further diversify the Fund and build-in protections against the longer-term potential for inflation and a falling U.S. dollar.

o   WHAT LED TO THE STRONG PERFORMANCE BY THE FUND'S U.S. BOND PORTION?

    For the reporting year, the bond portion had a total return of 45.99%, compared to 12.59% for the Lipper Intermediate Investment Grade Debt Funds Average. This performance reflected a continuation of the trends that started to take hold in March 2009, when bonds with any credit risk at all were trading at what we believed were extremely oversold levels. We maintained and added to our positions back then when there was virtually no confidence in the credit markets, and subsequently have benefited as the markets normalized and many investors re-embraced risk assets.

    While our best absolute and relative performance came in the first half of the reporting year, it's important to note that we continued to outperform our peers in the second half, with a total return of 11.57% for the six months ended May 31, 2010.

    Past performance is no guarantee of future results.

    High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

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6  | USAA CORNERSTONE STRATEGY FUND
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o   ISN'T THERE SUBSTANTIALLY MORE RISK IN THE BOND MARKET TODAY?

    Compared to a year ago, yes. We're in a low absolute-yield environment and there is a significant risk of inflation longer term. That's why we continually adjust the portfolio to reflect both the opportunities and the risks. As the reporting year progressed, we gradually reduced our exposure to riskier assets while still maintaining a significant yield advantage over the peer group.

    Specifically, we reduced exposure to asset-backed securities when they achieved full value, but are maintaining substantial holdings of commercial mortgage-backed securities as well as subordinated financial debt, both of which have played a large role in our strong performance.

    Investing based on inflation fears is not a straightforward proposition. Longer term, we believe that the unprecedented government spending will very likely result in significant inflation. However, there is little evidence of inflation today, and so far in 2010 the risk of deflation has grown with the eurozone debt crisis and its potential to slow the global economic recovery. We have recently been adding Treasury Inflation-Protected Securities (TIPS), which tend to perform adequately in both deflationary and inflationary periods. We remain vigilant for any signs of inflationary pressure.

o   HOW DID THE GLOBAL STOCK MARKET PORTFOLIO MANAGED BY BATTERYMARCH PERFORM?

    Batterymarch uses a disciplined framework to compare global stocks across multiple perspectives. This framework includes reviewing valuations, cash flow, growth, expectations, and technical factors. After having gone through an extended period of extreme market volatility

    Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7
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    in which our multi-factor process struggled, relative performance improved substantially as the period progressed and investors once again focused on fundamental factors. For the full year, we underperformed the MSCI World Index.

    We manage risk in the portfolio by remaining relatively neutral in terms of industry sectors, putting the emphasis on individual stock selection.
    During the reporting period, major detractors from Index-relative performance included Lockheed Martin Corp. and other U.S. industrials. Additionally, our overall positioning was defensive at a time when stocks leveraged to the recovery led the market. Other individual stocks, including the National Bank of Greece S.A., detracted from relative results.

    At the end of the reporting year, our largest holdings were in the United States, led by Microsoft Corp., Google, Inc. "A", and Exxon Mobil Corp., followed by Swiss pharmaceutical giant Novartis AG and BHP Billiton Ltd., the Australian mining company. We continue to have significant exposure to emerging markets, at roughly 12% of the Batterymarch-managed portion of the portfolio, led by holdings in Brazilian bank Unibanco S.A. and Russian telecom provider Sistema JSFC GDR. We continue to find interesting opportunities across the emerging markets.

    As we move into the new reporting year, we're seeing balanced contributions from the different dimensions of our multi-factor process in line with historical averages.

o   HOW DID THE INTERNATIONAL DEVELOPED MARKETS PORTFOLIO MANAGED BY QMA
    PERFORM?

    The QMA portion underperformed the MSCI-EAFE Index for the full reporting year, with relative performance improving substantially in the second half. Our quantitative process results in a highly-diversified portfolio of both growth and value stocks, but we emphasize different

    National Bank of Greece S.A. and Unibanco S.A. were sold out of the Fund prior to May 31, 2010.

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8  | USAA CORNERSTONE STRATEGY FUND
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    inputs depending on whether a stock is classified as growth or value. For growth stocks, we believe the most important input is analyst earnings revisions; we want to own growth stocks whose earnings are being revised higher. For value stocks, the most important input is price; we want to hold stocks with the lowest relative valuations.

    In the first half of the reporting year there was a disconnect between earnings and security returns, which made it difficult for the growth part of our process to gain traction. This improved as the year progressed and analyst earning expectations more accurately reflected changing company fundamentals. Toward the end of the reporting year, the eurozone debt crisis drove down the valuation of many lower-priced stocks, but these historically have tended to bounce back when the market recovers.

    The portfolio is focused entirely on individual security selection, maintaining broadly neutral sector and country exposures. Every day we re-rank all of the stocks we follow and rebalance the portfolio approximately every two weeks. We expect a slower-growth environment moving forward that will support both the growth and value elements of our process.

o   WHAT'S USAA's OUTLOOK?

    Well before U.S. economic growth (as measured by gross domestic product) turned positive, we took the view that the lingering effects of the financial crisis would make this recovery muted by historical standards, with trend economic growth more volatile and lower than we've enjoyed in recent decades. Unprecedented monetary and fiscal stimulus has been the primary driver of the economic recovery, while very strong corporate profit growth from the depressed levels of the market drove stock prices much higher off the market low of March 9, 2009.

    Some of our macroeconomic themes, however, have remained remarkably stable over the past year. Bank lending continues to contract as banks work to heal their balance sheets and some

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                                           MANAGERS' COMMENTARY ON THE FUND |  9
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    borrowers remain hesitant to incur additional debt. Households are also slowly rebuilding their balance sheets, choosing saving over borrowing and spending. Unemployment remains structurally higher. The process of higher taxes and re-regulation is moving ahead. The good news is at the corporate level, where corporate treasurers took advantage of a period of extremely cheap credit to prepare their balance sheets for an uncertain future.

    The question now is whether the economy can move from a now waning stimulus-driven recovery to one that depends on consumer and corporate spending. Both corporations and consumers appear hesitant to embrace the recovery, and headwinds are increasing. The most recent news comes from the eurozone, where the sovereign debt crisis is most likely to lead to a new period of austerity that will further weigh on the global recovery.

    We have adjusted the strategic allocations in your Fund, putting more emphasis on non-U.S. developed markets and emerging markets, while reducing our base allocations to U.S. small-cap stocks. On a tactical level, we have increased exposure to U.S. large-cap stocks given their stronger balance sheets. We are significantly underweight non-U.S. developed markets given that Europe and Japan that they share many of the problems we have in the United States, but with less positive demographics and less flexible labor markets. In addition, the European banking system is more highly leveraged than the U.S. banking system and holds significant amount of sovereign debt of the economically weak and highly-indebted eurozone countries.

    As the managers of your assets, we continue to focus on inflation adjusted total returns, risk management and tactical asset allocation in these volatile markets. We are pleased that our efforts provided outstanding returns during the reporting year, and we are committed to redoubling our efforts given the uncertainty ahead.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

    The USAA Cornerstone Fund is subject to various risks including Real Estate Investment Trusts (REIT) investment risk. Investing in REITs may subject the Fund to many of the same risks associated with direct ownership of real estate.

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10  | USAA CORNERSTONE STRATEGY FUND
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FUND RECOGNITION

USAA CORNERSTONE STRATEGY FUND

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                             LIPPER LEADER (OVERALL)

                                       [5]

                                     EXPENSE

The Fund is listed as a Lipper Leader for Expense among 28 mixed-asset funds within the Lipper Global Flexible Portfolio Funds category for the overall period ended May 31, 2010. The Fund received a Lipper Leader rating for Expense among 28, 14, and 11 mixed-asset funds for the three-, five-, and 10-year periods, respectively. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures as of May 31, 2010.

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Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Expense metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2010, Reuters, All Rights Reserved.

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                                                          FUND RECOGNITION |  11
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INVESTMENT OVERVIEW

USAA CORNERSTONE STRATEGY FUND (Ticker Symbol: USCRX)

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                                          5/31/10                    5/31/09
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Net Assets                           $1,924.2 Million           $1,604.0 Million
Net Asset Value Per Share                 $20.43                     $17.21
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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/10
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     1 Year                            5 Years                      10 Years
     22.25%                             2.47%                         3.24%

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                                 EXPENSE RATIO*
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     Before Reimbursement             1.46%            After Reimbursement 1.19%

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE BEFORE REIMBURSEMENT EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THE AFTER REIMBURSEMENT EXPENSE RATIO REPRESENTS TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AFTER REIMBURSEMENT FROM USAA INVESTMENT MANAGEMENT COMPANY (IMCO). BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2009. IMCO HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES TO 1.19%, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AND TO REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF THIS AMOUNT. IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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12  | USAA CORNERSTONE STRATEGY FUND
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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

            USAA CORNERSTONE     LIPPER GLOBAL FLEXIBLE
             STRATEGY FUND            FUNDS INDEX           S&P 500 INDEX
05/31/00      $10,000.00              $10,000.00             $10,000.00
06/30/00       10,205.56               10,358.46              10,246.53
07/31/00       10,123.65               10,230.54              10,086.34
08/31/00       10,336.29               10,579.47              10,712.84
09/30/00       10,060.65               10,267.34              10,147.28
10/31/00        9,970.09               10,068.37              10,104.38
11/30/00        9,788.95                9,679.34               9,307.75
12/31/00       10,161.19               10,071.17               9,353.31
01/31/01       10,340.29               10,201.37               9,685.16
02/28/01        9,954.22                9,686.93               8,802.05
03/31/01        9,619.90                9,209.09               8,244.43
04/30/01       10,093.53                9,678.66               8,885.11
05/31/01       10,057.71                9,604.62               8,944.64
06/30/01        9,902.48                9,464.25               8,726.94
07/31/01        9,926.36                9,330.26               8,641.03
08/31/01        9,695.52                9,099.85               8,100.09
09/30/01        9,022.88                8,499.89               7,445.98
10/31/01        9,110.44                8,700.74               7,587.97
11/30/01        9,548.25                9,015.09               8,170.02
12/31/01        9,681.68                9,026.19               8,241.59
01/31/02        9,524.32                8,967.80               8,121.32
02/28/02        9,578.15                8,894.24               7,964.70
03/31/02        9,901.15                9,141.30               8,264.24
04/30/02        9,768.64                9,018.14               7,763.20
05/31/02        9,760.35                9,124.21               7,706.01
06/30/02        9,412.51                8,780.59               7,157.11
07/31/02        8,878.32                8,260.83               6,599.18
08/31/02        8,948.72                8,301.92               6,642.51
09/30/02        8,439.37                7,791.25               5,920.60
10/31/02        8,749.95                8,119.27               6,441.71
11/30/02        9,114.36                8,445.10               6,820.87
12/31/02        8,882.41                8,230.30               6,420.16
01/31/03        8,634.25                8,099.84               6,251.97
02/28/03        8,514.45                8,015.09               6,158.17
03/31/03        8,510.17                8,006.59               6,217.96
04/30/03        9,049.28                8,472.19               6,730.13
05/31/03        9,507.09                8,925.54               7,084.72
06/30/03        9,644.01                9,033.46               7,175.10
07/31/03        9,716.74                9,104.01               7,301.61
08/31/03        9,922.12                9,296.20               7,444.01
09/30/03        9,926.39                9,438.34               7,364.96
10/31/03       10,384.21                9,799.44               7,781.59
11/30/03       10,546.79                9,956.63               7,850.06
12/31/03       10,988.56               10,290.16               8,261.75
01/31/04       11,126.62               10,522.80               8,413.39
02/29/04       11,325.08               10,670.75               8,530.34
03/31/04       11,230.16               10,718.72               8,401.65
04/30/04       11,036.02               10,409.61               8,269.75
05/31/04       11,130.93               10,457.73               8,383.24
06/30/04       11,350.96               10,603.45               8,546.25
07/31/04       11,018.76               10,333.17               8,263.39
08/31/04       11,023.08               10,373.75               8,296.82
09/30/04       11,217.22               10,622.92               8,386.68
10/31/04       11,381.16               10,817.74               8,514.80
11/30/04       11,851.42               11,318.60               8,859.33
12/31/04       12,253.13               11,640.80               9,160.80
01/31/05       12,046.54               11,434.16               8,937.50
02/28/05       12,331.18               11,702.50               9,125.59
03/31/05       12,120.00               11,484.71               8,963.99
04/30/05       11,936.36               11,364.46               8,793.98
05/31/05       12,179.68               11,582.24               9,073.79
06/30/05       12,221.00               11,708.52               9,086.67
07/31/05       12,579.09               11,987.69               9,424.59
08/31/05       12,666.32               12,056.60               9,338.60
09/30/05       12,744.36               12,278.30               9,414.24
10/31/05       12,464.32               12,043.21               9,257.30
11/30/05       12,730.59               12,340.10               9,607.43
12/31/05       12,930.62               12,666.41               9,610.77
01/31/06       13,275.23               13,179.97               9,865.24
02/28/06       13,245.27               13,170.19               9,892.01
03/31/06       13,415.08               13,353.79              10,015.14
04/30/06       13,659.81               13,634.82              10,149.62
05/31/06       13,235.28               13,297.44               9,857.50
06/30/06       13,255.26               13,194.88               9,870.87
07/31/06       13,365.13               13,207.42               9,931.76
08/31/06       13,664.80               13,488.88              10,168.06
09/30/06       13,779.67               13,648.78              10,430.10
10/31/06       14,139.27               13,956.14              10,769.97
11/30/06       14,498.87               14,289.56              10,974.77
12/31/06       14,716.88               14,441.70              11,128.72
01/31/07       14,898.91               14,573.49              11,297.03
02/28/07       14,843.75               14,502.74              11,076.07
03/31/07       15,009.24               14,618.88              11,199.95
04/30/07       15,400.88               14,975.07              11,696.06
05/31/07       15,726.33               15,280.91              12,104.19
06/30/07       15,577.39               15,253.05              11,903.10
07/31/07       15,307.10               15,180.84              11,534.05
08/31/07       15,312.62               15,127.75              11,706.95
09/30/07       15,913.87               15,663.00              12,144.77
10/31/07       16,355.16               16,024.05              12,337.95
11/30/07       15,698.74               15,569.38              11,822.15
12/31/07       15,604.22               15,414.19              11,740.13
01/31/08       14,838.88               14,870.25              11,035.94
02/29/08       14,725.02               14,820.55              10,677.43
03/31/08       14,490.99               14,742.26              10,631.32
04/30/08       14,959.05               15,209.03              11,149.10
05/31/08       15,287.96               15,365.20              11,293.51
06/30/08       14,415.09               14,541.20              10,341.43
07/31/08       14,098.83               14,248.34              10,254.49
08/31/08       13,909.07               14,121.64              10,402.83
09/30/08       12,555.48               12,803.66               9,475.86
10/31/08       10,436.55               10,785.01               7,884.41
11/30/08        9,841.98               10,186.36               7,318.66
12/31/08       10,226.18               10,424.53               7,396.53
01/31/09        9,552.72                9,843.39               6,773.11
02/28/09        8,826.95                9,139.36               6,051.92
03/31/09        9,310.79                9,663.07               6,582.04
04/30/09       10,160.80               10,387.51               7,212.01
05/31/09       11,252.72               11,198.59               7,615.40
06/30/09       11,370.41               11,260.17               7,630.50
07/31/09       12,050.42               11,992.61               8,207.65
08/31/09       12,429.65               12,395.90               8,503.98
09/30/09       13,083.50               12,819.84               8,821.31
10/31/09       13,103.11               12,630.87               8,657.44
11/30/09       13,515.04               13,063.39               9,176.74
12/31/09       13,770.12               13,241.57               9,353.99
01/31/10       13,588.23               12,984.83               9,017.50
02/28/10       13,797.07               13,173.61               9,296.83
03/31/10       14,376.44               13,761.40               9,857.85
04/30/10       14,511.17               13,917.67              10,013.48
05/31/10       13,756.65               13,096.02               9,213.90

                                 [END OF CHART]

                         Data from 5/31/00 to 5/31/10.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the following benchmarks:

o The unmanaged Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds within the Lipper Global Flexible Portfolio Funds category.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

TOP 3 HOLDINGS IN EACH CATEGORY* -- 5/31/2010
(% of Net Assets)

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY SECURITIES
    iShares MSCI Emerging Markets Index ETF**                              5.04%
    iShares MSCI EAFE Index ETF**                                          0.86%
    Novartis AG                                                            0.37%

BONDS
    U.S. Treasury Inflation-Indexed Notes 2.13%, 2/15/2040                  2.9%
    U.S. Treasury Inflation-Indexed Notes 2.50%, 1/15/2029                  0.7%
    CVS Caremark Corp.                                                      0.5%

U.S. EQUITY SECURITIES
    SPDR Trust Series 1 ETF**                                               6.9%
    Microsoft Corp.                                                         0.8%
    Intel Corp.                                                             0.6%

OTHER ALTERNATIVE INVESTMENT STRATEGIES
    Deutsche iGAP Investment Trust "B"                                      2.5%
    PIMCO Commodity Real Return Strategy Fund                               0.7%

PRECIOUS METALS AND MINERALS SECURITIES
    Newmont Mining Corp.                                                    0.3%
    Eldorado Gold Corp.                                                     0.2%
    IAMGOLD Corp.                                                           0.2%

GLOBAL REAL ESTATE EQUITY SECURITIES
    ING International Real Estate Fund                                      0.6%
    Annaly Capital Management, Inc.                                         0.2%
    SPDR DJ Wilshire International Real Estate ETF                          0.1%

 *  Excludes money market instruments.

** Pursuant to a Securities and Exchange Commission (SEC) exemptive order, the Fund may invest in an amount that exceeds the Fund's limitations as set forth in the Investment Company Act of 1940 that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 19-83.

Foreign and precious metals and minerals investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

================================================================================

14  | USAA CORNERSTONE STRATEGY FUND

================================================================================

                               TOP 10 INDUSTRIES*
                                 AS OF 5/31/2010
                                (% of Net Assets)

    Commercial Mortgage-Backed Securities ...............................   8.2%
    Diversified Banks ...................................................   4.7%
    Regional Banks ......................................................   3.6%
    Gold ................................................................   3.2%
    Life & Health Insurance .............................................   2.9%
    Multi-Line Insurance ................................................   2.5%
    Integrated Oil & Gas ................................................   2.4%
    Other Diversified Financial Services ................................   2.4%
    Property & Casualty Insurance .......................................   2.4%
    Pharmaceuticals .....................................................   2.2%

* Excludes U.S. government and exchange-traded funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                       o ASSET ALLOCATION -- 5/31/2010* o

                         [PIE CHART OF ASSET ALLOCATION]

       U.S. EQUITY SECURITIES                                        34.9%**
       BONDS                                                         34.9%
       INTERNATIONAL EQUITY SECURITIES                               23.0%
       PRECIOUS METALS AND MINERALS SECURITIES                        3.9%
       GLOBAL REAL ESTATE EQUITY SECURITIES                           2.3%
       MONEY MARKET INSTRUMENTS*                                      0.8%

                                   [END CHART]

 * Excludes futures, options, and short-term investments purchased with cash collateral from securities loaned.

** Includes Other Alternative Investment Strategies: Investment Companies (0.7%) and Hedge Funds (2.5%).

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

16  | USAA CORNERSTONE STRATEGY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2010, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2011.

24.98% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2010, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended May 31, 2010, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $8,431,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Strategy Fund at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
July 23, 2010

================================================================================

18  | USAA CORNERSTONE STRATEGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2010



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

U.S. EQUITY SECURITIES (34.9%)

COMMON STOCKS (23.8%)

CONSUMER DISCRETIONARY (4.0%)
-----------------------------
ADVERTISING (0.0%)
      500    Arbitron, Inc.                                           $       15
    1,100    Clear Channel Outdoor Holdings, Inc. "A"*                        10
      300    Harte Hanks, Inc.                                                 4
    3,700    Interpublic Group of Companies, Inc.*                            31
      300    Lamar Advertising Co. "A"*                                        9
    7,400    National Cinemedia, Inc.                                        130
    2,500    Omnicom Group, Inc.                                              95
                                                                      ----------
                                                                             294
                                                                      ----------
APPAREL & ACCESSORIES & LUXURY GOODS (0.2%)
      500    American Apparel, Inc.*                                           1
      700    Carter's, Inc.*                                                  21
   55,165    Coach, Inc.                                                   2,268
       80    Columbia Sportswear Co.                                           4
      693    Fossil, Inc.*                                                    26
      100    Fuqi International, Inc.*                                         1
      440    G-III Apparel Group, Ltd.*                                       13
      600    Hanesbrands, Inc.*                                               16
   12,000    Jones Apparel Group, Inc.                                       236
    1,920    Liz Claiborne, Inc.*                                             12
      589    Maidenform Brands, Inc.*                                         14
      520    Movado Group, Inc.*                                               6
      400    Oxford Industries, Inc.                                           8
      280    Perry Ellis International, Inc.*                                  7
   12,600    Phillips-Van Heusen Corp.                                       689
      600    Polo Ralph Lauren Corp.                                          52
    4,100    Quiksilver, Inc.*                                                19
      500    True Religion Apparel, Inc.*                                     14
      500    Under Armour, Inc. "A"*                                          17
       80    UniFirst Corp.                                                    3
      500    VF Corp.                                                         39
      640    Volcom, Inc.*                                                    13
   26,400    Warnaco Group, Inc.*                                          1,124
                                                                      ----------
                                                                           4,603
                                                                      ----------
APPAREL RETAIL (0.6%)
      600    Abercrombie & Fitch Co. "A"                                      22
   70,450    Aeropostale, Inc.*                                            1,952
    1,100    American Eagle Outfitters, Inc.                                  14
    1,940    AnnTaylor Stores Corp.*                                          42
      100    Bebe Stores, Inc.                                                 1
    1,360    Brown Shoe Co., Inc.                                             23
      500    Buckle, Inc.                                                     18
    1,200    Cato Corp. "A"                                                   28
    3,880    Charming Shoppes, Inc.*                                          18
    1,200    Chico's FAS, Inc.                                                15
      400    Children's Place Retail Stores, Inc.*                            19
    1,160    Christopher & Banks Corp.                                        11
      480    Citi Trends, Inc.*                                               16
    1,440    Coldwater Creek, Inc.*                                            9
    4,500    Collective Brands, Inc.*                                        101
      840    Dress Barn, Inc.*                                                23
      400    DSW, Inc. "A"*                                                   12
    1,440    Finish Line, Inc. "A"                                            24
    1,300    Foot Locker, Inc.                                                19
   56,140    Gap, Inc.                                                     1,224


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      720    Genesco, Inc.*                                           $       22
    1,000    Guess?, Inc.                                                     38
      700    Gymboree Corp.*                                                  31
      400    Hot Topic, Inc.                                                   2
      900    J. Crew Group, Inc.*                                             41
      400    Jos. A. Bank Clothiers, Inc.*                                    24
    2,300    Limited Brands, Inc.                                             57
      700    Men's Wearhouse, Inc.                                            15
    2,120    Pacific Sunwear of California, Inc.*                              9
   68,135    Ross Stores, Inc.                                             3,570
      280    Shoe Carnival, Inc.*                                              7
    1,280    Stage Stores, Inc.                                               18
      800    Stein Mart, Inc.*                                                 6
      858    Talbots, Inc.*                                                   13
   70,326    TJX Companies, Inc.                                           3,197
      900    Urban Outfitters, Inc.*                                          33
    3,160    Wet Seal, Inc. "A"*                                              13
      640    Zumiez, Inc.*                                                    11
                                                                      ----------
                                                                          10,698
                                                                      ----------
AUTO PARTS & EQUIPMENT (0.3%)
      400    American Axle & Manufacturing Holdings, Inc.*                     4
      720    Amerigon, Inc.*                                                   6
      780    ArvinMeritor, Inc.*                                              11
   77,398    Autoliv, Inc.*                                                3,676
      800    BorgWarner, Inc.*                                                30
    1,240    Dana Holding Corp.*                                              13
      386    Dorman Products, Inc.*                                            9
      100    Drew Industries, Inc.*                                            2
    1,914    Exide Technologies*                                               8
       80    Fuel Systems Solutions, Inc.*                                     2
    1,200    Gentex Corp.                                                     24
   36,000    Johnson Controls, Inc.                                        1,027
    1,560    Modine Manufacturing Co.*                                        18
    1,200    Spartan Motors, Inc.                                              6
    1,400    Superior Industries International, Inc.                          21
      700    Tenneco, Inc.*                                                   16
    1,300    TRW Automotive Holdings Corp.*                                   39
                                                                      ----------
                                                                           4,912
                                                                      ----------
AUTOMOBILE MANUFACTURERS (0.1%)
   75,100    Ford Motor Co.*                                                 881
      100    Thor Industries, Inc.                                             3
   12,600    Winnebago Industries, Inc.*                                     153
                                                                      ----------
                                                                           1,037
                                                                      ----------
AUTOMOTIVE RETAIL (0.1%)
    7,830    Advance Auto Parts, Inc.                                        405
      320    Americas Car Mart, Inc.*                                          8
    7,700    Asbury Automotive Group, Inc.*                                  102
      900    AutoNation, Inc.*                                                18
      100    AutoZone, Inc.*                                                  19
    1,600    CarMax, Inc.*                                                    35
   13,800    Group 1 Automotive, Inc.*                                       392
      560    Midas, Inc.*                                                      6
      160    Monro Muffler Brake, Inc.                                         6
    1,000    O'Reilly Automotive, Inc.*                                       51
      600    Penske Automotive Group, Inc.*                                    8
    1,600    Pep Boys-Manny, Moe & Jack                                       20
      920    Sonic Automotive, Inc. "A"*                                       9
                                                                      ----------
                                                                           1,079
                                                                      ----------
BROADCASTING (0.0%)
    1,640    Belo Corp. "A"*                                                  12
    4,800    CBS Corp. "B"                                                    70
      740    Liberty Media-Starz "A"*                                         39
    1,400    Sinclair Broadcast Group, Inc. "A"*                               9
                                                                      ----------
                                                                             130
                                                                      ----------


================================================================================

20  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

CABLE & SATELLITE (0.2%)
   21,300    Cablevision Systems Corp. "A"                            $      528
   23,200    Comcast Corp. "A"                                               420
   28,900    DIRECTV "A"*                                                  1,089
   50,860    DISH Network Corp. "A"                                        1,060
      560    Knology, Inc.*                                                    7
    2,000    Liberty Global, Inc. "A"*                                        52
    1,800    Mediacom Communications Corp. "A"*                               10
    2,400    Outdoor Channel Holdings, Inc.*                                  14
      700    Scripps Networks Interactive "A"                                 32
    2,800    Time Warner Cable, Inc.                                         153
    8,800    Virgin Media, Inc.                                              142
                                                                      ----------
                                                                           3,507
                                                                      ----------
CASINOS & GAMING (0.0%)
      600    Ameristar Casinos, Inc.                                          11
      700    Bally Technologies, Inc.*                                        30
      200    Boyd Gaming Corp.*                                                3
    1,300    Churchill Downs, Inc.                                            44
    2,400    International Game Technology                                    47
      100    Isle Capri Casinos, Inc.*                                         1
    2,400    Las Vegas Sands Corp.*                                           56
    1,600    MGM Mirage*                                                      20
      400    Penn National Gaming, Inc.*                                      10
      400    Pinnacle Entertainment, Inc.*                                     5
      300    Scientific Games Corp. "A"*                                       3
    1,720    Shuffle Master, Inc.*                                            14
      600    WMS Industries, Inc.*                                            28
      400    Wynn Resorts Ltd.                                                33
                                                                      ----------
                                                                             305
                                                                      ----------
CATALOG RETAIL (0.0%)
    1,700    HSN, Inc.*                                                       46
    5,100    Liberty Media Corp. Interactive "A"*                             66
                                                                      ----------
                                                                             112
                                                                      ----------
COMPUTER & ELECTRONICS RETAIL (0.0%)
    4,100    Best Buy Co., Inc.                                              173
    1,500    GameStop Corp. "A"*                                              34
      100    hhgregg, Inc.*                                                    3
    1,100    RadioShack Corp.                                                 23
    1,900    Rent-A-Center, Inc.*                                             46
      900    Rex Stores Corp.*                                                16
                                                                      ----------
                                                                             295
                                                                      ----------
CONSUMER ELECTRONICS (0.0%)
    3,400    Garmin Ltd.(a)                                                  114
    3,000    Harman International Industries, Inc.*                           97
      600    Universal Electronics, Inc.*                                     12
                                                                      ----------
                                                                             223
                                                                      ----------
DEPARTMENT STORES (0.4%)
    1,200    Dillard's, Inc. "A"                                              35
    1,900    J.C. Penney Co., Inc.                                            52
   37,000    Kohl's Corp.*                                                 1,878
  175,700    Macy's, Inc.                                                  3,902
   20,700    Nordstrom, Inc.                                                 822
      840    Retail Ventures, Inc.*                                            9
    1,020    Saks, Inc.*(a)                                                    9
      300    Sears Holdings Corp.*                                            26
                                                                      ----------
                                                                           6,733
                                                                      ----------
DISTRIBUTORS (0.0%)
      100    Audiovox Corp. "A"*                                               1
      320    Core-Mark Holding Co., Inc.*                                      9
    1,100    Genuine Parts Co.                                                45
      900    LKQ Corp.*                                                       16
                                                                      ----------
                                                                              71
                                                                      ----------
EDUCATION SERVICES (0.3%)
      120    American Public Education, Inc.*                                  5
   18,000    Apollo Group, Inc. "A"*                                         957
      440    Bridgepoint Education, Inc.*                                      9
      300    Capella Education Co.*                                           26
   32,500    Career Education Corp.*                                         910
  116,200    Corinthian Colleges, Inc.*(a)                                 1,556
   23,900    DeVry, Inc.                                                   1,374


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      600    Education Management Corp.*                              $       13
      500    Grand Canyon Education, Inc.*                                    12
    4,500    ITT Educational Services, Inc.*                                 454
      100    K12, Inc.*                                                        2
      100    Strayer Education, Inc.                                          24
      640    Universal Technical Institute, Inc.*                             16
                                                                      ----------
                                                                           5,358
                                                                      ----------
FOOTWEAR (0.1%)
    1,200    Crocs, Inc.*                                                     12
      200    Deckers Outdoor Corp.*                                           29
      900    Iconix Brand Group, Inc.*                                        15
      200    K-Swiss, Inc. "A"*                                                2
   17,783    NIKE, Inc. "B"                                                1,287
   17,600    Skechers U.S.A., Inc. "A"*                                      663
      650    Steven Madden Ltd.*                                              22
   17,000    Timberland Co. "A"*                                             327
      700    Wolverine World Wide, Inc.                                       20
                                                                      ----------
                                                                           2,377
                                                                      ----------
GENERAL MERCHANDISE STORES (0.4%)
    2,004    99 Cents Only Stores*                                            31
   27,059    Big Lots, Inc.*                                                 956
      900    Dollar General Corp.*                                            27
   42,406    Dollar Tree, Inc.*                                            2,654
   34,129    Family Dollar Stores, Inc.                                    1,391
    4,100    Fred's, Inc. "A"                                                 56
   59,800    Target Corp.                                                  3,261
      920    Tuesday Morning Corp.*                                            5
                                                                      ----------
                                                                           8,381
                                                                      ----------
HOME FURNISHINGS (0.0%)
      100    Ethan Allen Interiors, Inc.                                       2
    1,520    Furniture Brands International, Inc.*                            12
   24,000    La-Z-Boy, Inc.*                                                 285
    1,439    Leggett & Platt, Inc.                                            34
      400    Mohawk Industries, Inc.*                                         22
    3,700    Sealy Corp.*                                                     12
      900    Tempur-Pedic International, Inc.*                                30
                                                                      ----------
                                                                             397
                                                                      ----------
HOME IMPROVEMENT RETAIL (0.0%)
   13,500    Home Depot, Inc.                                                457
   11,700    Lowe's Companies, Inc.                                          289
      440    Lumber Liquidators Holdings, Inc.*                               13
      700    Sherwin-Williams Co.                                             54
                                                                      ----------
                                                                             813
                                                                      ----------
HOMEBUILDING (0.0%)
    1,240    Beazer Homes USA, Inc.*                                           6
      240    Cavco Industries, Inc.*                                           9
    2,100    D.R. Horton, Inc.                                                25
    1,720    Hovnanian Enterprises, Inc. "A"*                                 11
      400    KB Home                                                           6
    1,200    Lennar Corp. "A"                                                 21
      100    M.D.C. Holdings, Inc.                                             3
      600    M/I Homes, Inc.*                                                  7
      200    Meritage Homes Corp.*                                             4
    2,700    Pulte Homes, Inc.*                                               30
      600    Ryland Group, Inc.                                               11
    3,360    Standard Pacific Corp.*                                          17
      900    Toll Brothers, Inc.*                                             19
                                                                      ----------
                                                                             169
                                                                      ----------
HOMEFURNISHING RETAIL (0.0%)
      900    Aaron's, Inc.                                                    18
    2,000    Bed Bath & Beyond, Inc.*                                         90
      600    Haverty Furniture Companies, Inc.                                10
    2,960    Pier 1 Imports, Inc.*                                            23
   15,500    Williams-Sonoma, Inc.                                           463
                                                                      ----------
                                                                             604
                                                                      ----------
HOTELS, RESORTS, & CRUISE LINES (0.0%)
      660    Ambassadors Group, Inc.                                           8
    3,400    Carnival Corp.                                                  123
      100    Choice Hotels International, Inc.                                 3


================================================================================

22  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      600    Gaylord Entertainment Co.*                               $       16
    1,200    Hyatt Hotels Corp. "A"*                                          48
    1,700    Interval Leisure Group, Inc.*                                    23
      440    Marcus Corp.                                                      5
    2,100    Marriott International, Inc. "A"                                 70
      100    Morgans Hotel Group Co.*                                          1
    4,000    Royal Caribbean Cruises Ltd.*                                   116
    1,400    Starwood Hotels & Resorts Worldwide, Inc.                        65
    1,400    Wyndham Worldwide Corp.                                          33
                                                                      ----------
                                                                             511
                                                                      ----------
HOUSEHOLD APPLIANCES (0.2%)
      920    Helen of Troy Ltd.*                                              24
    1,833    iRobot Corp.*                                                    39
    1,082    Stanley Black & Decker, Inc.                                     60
   30,572    Whirlpool Corp.                                               3,193
                                                                      ----------
                                                                           3,316
                                                                      ----------
HOUSEWARES & SPECIALTIES (0.1%)
      800    American Greetings Corp. "A"                                     19
    1,700    Blyth, Inc.                                                      84
    1,000    Fortune Brands, Inc.                                             48
      835    Jarden Corp.                                                     24
      100    National Presto Industries, Inc.                                 10
   36,300    Newell Rubbermaid, Inc.                                         605
    2,100    Tupperware Brands Corp.                                          89
                                                                      ----------
                                                                             879
                                                                      ----------
INTERNET RETAIL (0.1%)
    5,100    Amazon.com, Inc.*                                               640
      280    Blue Nile, Inc.*                                                 13
    2,960    drugstore.com, Inc.*                                             10
   28,900    Expedia, Inc.                                                   623
      200    GSI Commerce, Inc.*                                               6
      500    Netflix, Inc.*                                                   56
      200    NutriSystem, Inc.                                                 4
    1,200    Orbitz Worldwide, Inc.*                                           6
      496    Overstock.com, Inc.*                                             11
      760    PetMed Express, Inc.                                             15
    1,200    Priceline.com, Inc.*                                            229
      680    Shutterfly, Inc.*                                                16
                                                                      ----------
                                                                           1,629
                                                                      ----------
LEISURE FACILITIES (0.0%)
      100    International Speedway Corp. "A"                                  3
      500    Life Time Fitness, Inc.*                                         18
      500    Vail Resorts, Inc.*                                              21
                                                                      ----------
                                                                              42
                                                                      ----------
LEISURE PRODUCTS (0.1%)
    1,200    Brunswick Corp.                                                  21
    1,300    Callaway Golf Co.                                                11
    1,500    Hasbro, Inc.                                                     60
      100    JAKKS Pacific, Inc.*                                              1
   89,200    Mattel, Inc.                                                  1,932
    1,200    Polaris Industries, Inc.                                         70
      700    Pool Corp.                                                       17
      680    Rc2 Corp.*                                                       13
    1,960    Smith & Wesson Holding Corp.*                                     9
      640    Sturm Ruger & Co., Inc.                                          10
                                                                      ----------
                                                                           2,144
                                                                      ----------
MOTORCYCLE MANUFACTURERS (0.0%)
    1,900    Harley-Davidson, Inc.                                            57
                                                                      ----------
MOVIES & ENTERTAINMENT (0.3%)
      700    Ascent Media Corp.*                                              19
      200    Cinemark Holdings, Inc.                                           3
    1,900    CKX, Inc.*                                                       10
      700    DreamWorks Animation SKG, Inc. "A"*                              21
   13,700    Liberty Media Corp.-Capital "A"*                                576
   10,897    Live Nation, Inc.*                                              133
      760    LodgeNet Interactive Corp.*                                       4
      450    Madison Square Garden, Inc. "A"*                                  9


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

  183,600    News Corp. "A"                                           $    2,424
   45,000    News Corp. "B"(a)                                               691
      500    Regal Entertainment Group "A"                                     8
   10,700    Viacom, Inc. "A"*(a)                                            396
    4,400    Viacom, Inc. "B"*                                               148
   15,070    Walt Disney Co.                                                 504
      200    Warner Music Group Corp.*                                         1
    1,400    World Wrestling Entertainment, Inc. "A"                          23
                                                                      ----------
                                                                           4,970
                                                                      ----------
PHOTOGRAPHIC PRODUCTS (0.0%)
    2,420    Eastman Kodak Co.*                                               14
                                                                      ----------
PUBLISHING (0.2%)
      200    Dolan Co.*                                                        2
      200    E.W. Scripps Co. "A"*                                             2
   56,900    Gannett Co., Inc.                                               884
      500    Interactive Data Corp.                                           16
      654    John Wiley & Sons, Inc. "A"                                      26
    1,280    Journal Communications, Inc. "A"*                                 6
      100    Martha Stewart Living Omnimedia, Inc. "A"*                        1
   85,856    McGraw-Hill Companies, Inc.                                   2,387
      500    Meredith Corp.                                                   17
      700    Morningstar, Inc.*                                               34
      700    New York Times Co. "A"*                                           6
      100    Scholastic Corp.                                                  3
      700    Valassis Communications, Inc.*                                   26
      100    Washington Post Co. "B"                                          47
                                                                      ----------
                                                                           3,457
                                                                      ----------
RESTAURANTS (0.1%)
      880    AFC Enterprises, Inc.*                                            9
      640    BJ's Restaurants, Inc.*                                          15
    1,400    Bob Evans Farms, Inc.                                            41
      600    Brinker International, Inc.                                      11
      495    Buffalo Wild Wings, Inc.*                                        18
      700    Burger King Holdings, Inc.                                       13
      600    California Pizza Kitchen, Inc.*                                  11
      100    CEC Entertainment, Inc.*                                          4
      800    Cheesecake Factory, Inc.*                                        20
      400    Chipotle Mexican Grill, Inc. "A"*                                57
      400    Cracker Barrel Old Country Store, Inc.                           20
    1,319    Darden Restaurants, Inc.                                         57
    3,000    Denny's Corp.*                                                    9
    2,620    DineEquity, Inc.*                                                88
      200    Dominos Pizza, Inc.*                                              3
      700    Jack in the Box, Inc.*                                           16
    1,920    Krispy Kreme Doughnuts, Inc.*                                     7
    8,700    McDonald's Corp.                                                582
      600    P.F. Chang's China Bistro, Inc.                                  26
      374    Panera Bread Co. "A"*                                            30
      200    Papa John's International, Inc.*                                  5
      400    Peet's Coffee & Tea, Inc.*                                       16
      480    Red Robin Gourmet Burgers, Inc.*                                 10
    2,120    Ruby Tuesday, Inc.*                                              23
      400    Sonic Corp.*                                                      4
   14,100    Starbucks Corp.                                                 365
      360    Texas Roadhouse, Inc. "A"*                                        5
    9,800    Wendy's/Arby's Group, Inc. "A"                                   44
    3,800    Yum! Brands, Inc.                                               156
                                                                      ----------
                                                                           1,665
                                                                      ----------
SPECIALIZED CONSUMER SERVICES (0.2%)
      500    Coinstar, Inc.*                                                  27
  260,200    H&R Block, Inc.                                               4,184
    1,200    Hillenbrand, Inc.                                                29
      500    Matthews International Corp. "A"                                 16


================================================================================

24  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      240    Pre-Paid Legal Services, Inc.*                           $       11
      900    Regis Corp.                                                      17
    1,500    Service Corp. International                                      13
    2,600    Sotheby's Holdings, Inc. "A"                                     84
    2,720    Stewart Enterprises, Inc. "A"                                    16
      100    Weight Watchers International, Inc.                               3
                                                                      ----------
                                                                           4,400
                                                                      ----------
SPECIALTY STORES (0.0%)
      100    Barnes & Noble, Inc.                                              2
      680    Big 5 Sporting Goods Corp.                                       10
      200    Cabela's, Inc.*                                                   4
   15,000    Dick's Sporting Goods, Inc.*                                    428
      200    Hibbett Sports, Inc.*                                             5
      500    Jo-Ann Stores, Inc.*                                             23
    2,000    Office Depot, Inc.*                                              12
    4,900    OfficeMax, Inc.*                                                 87
    1,100    PetSmart, Inc.                                                   35
      840    Sally Beauty Holdings, Inc.*                                      8
    5,500    Staples, Inc.                                                   118
      800    Tiffany & Co.                                                    36
      550    Tractor Supply Co.                                               37
      200    Ulta Salon, Cosmetics & Fragrance, Inc.*                          5
                                                                      ----------
                                                                             810
                                                                      ----------
TEXTILES (0.0%)
    3,600    Unifi, Inc.*                                                     14
                                                                      ----------
TIRES & RUBBER (0.0%)
    9,100    Cooper Tire & Rubber Co.                                        172
    7,900    Goodyear Tire & Rubber Co.*                                      94
                                                                      ----------
                                                                             266
                                                                      ----------
             Total Consumer Discretionary                                 76,272
                                                                      ----------
CONSUMER STAPLES (2.1%)
-----------------------
AGRICULTURAL PRODUCTS (0.0%)
    4,941    Archer-Daniels-Midland Co.                                      125
    4,100    Bunge Ltd.                                                      200
      400    Corn Products International, Inc.                                13
      800    Darling International, Inc.*                                      6
    1,320    Fresh Del Monte Produce, Inc.*                                   27
                                                                      ----------
                                                                             371
                                                                      ----------
BREWERS (0.0%)
    1,000    Molson Coors Brewing Co. "B"                                     41
                                                                      ----------
DISTILLERS & VINTNERS (0.0%)
    1,059    Brown-Forman Corp. "B"                                           59
      400    Central European Distribution Corp.*                             10
    1,400    Constellation Brands, Inc. "A"*                                  23
                                                                      ----------
                                                                              92
                                                                      ----------
DRUG RETAIL (0.0%)
   11,300    CVS Caremark Corp.                                              391
   11,500    Rite Aid Corp.*                                                  13
    7,700    Walgreen Co.                                                    247
                                                                      ----------
                                                                             651
                                                                      ----------
FOOD DISTRIBUTORS (0.0%)
      622    Andersons, Inc.                                                  20
      547    Nash Finch Co.                                                   20
      100    Spartan Stores, Inc.                                              1
    4,600    Sysco Corp.                                                     137
      500    United Natural Foods,
                Inc.*                                                         16
                                                                      ----------
                                                                             194
                                                                      ----------
FOOD RETAIL (0.0%)
      200    Arden Group, Inc. "A"                                            18
      800    Casey's General Stores, Inc.                                     29
      200    Great Atlantic & Pacific Tea Company, Inc.*                       1


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      100    Ingles Markets, Inc."A"                                  $        2
    5,000    Kroger Co.                                                      101
    1,120    Pantry, Inc.*                                                    17
      700    Ruddick Corp.                                                    23
    3,047    Safeway, Inc.                                                    67
    7,700    SUPERVALU, Inc.                                                 104
      880    Susser Holdings Corp.*                                            9
      200    Village Super Market, Inc."A"                                     5
      590    Weis Markets, Inc.                                               20
    1,200    Whole Foods Market, Inc.*                                        49
   16,000    Winn Dixie Stores, Inc.*                                        179
                                                                      ----------
                                                                             624
                                                                      ----------
HOUSEHOLD PRODUCTS (0.3%)
    2,040    Central Garden & Pet Co."A"*                                     19
      400    Church & Dwight Co., Inc.                                        26
    1,100    Clorox Co.                                                       69
   12,300    Colgate-Palmolive Co.                                           961
      400    Energizer Holdings, Inc.*                                        23
   52,781    Kimberly-Clark Corp.                                          3,204
   24,200    Procter & Gamble Co.                                          1,478
      500    WD-40 Co.                                                        16
                                                                      ----------
                                                                           5,796
                                                                      ----------
HYPERMARKETS & SUPER CENTERS (0.1%)
      300    BJ's Wholesale Club, Inc.*                                       12
    3,300    Costco Wholesale Corp.                                          192
      100    PriceSmart, Inc.                                                  2
   16,900    Wal-Mart Stores, Inc.                                           855
                                                                      ----------
                                                                           1,061
                                                                      ----------
PACKAGED FOODS & MEAT (0.6%)
      280    American Dairy, Inc.*                                             5
      400    American Italian Pasta Co.*                                      16
      920    B&G Foods, Inc."A"                                               10
      100    Cal-Maine Foods, Inc.                                             3
      360    Calavo Growers, Inc.                                              6
    1,400    Campbell Soup Co.                                                50
      900    Chiquita Brands International, Inc.*                             11
   44,600    ConAgra Foods, Inc.                                           1,078
    1,700    Dean Foods Co.*                                                  18
   62,488    Del Monte Foods Co.                                             911
      520    Diamond Foods, Inc.                                              22
    1,160    Dole Food Co., Inc.*                                             11
      400    Flowers Foods, Inc.                                              10
    2,800    General Mills, Inc.                                             199
    1,200    Green Mountain Coffee Roasters, Inc.*                            28
    2,650    H.J.Heinz Co.                                                   117
      300    Hain Celestial Group, Inc.*                                       6
   68,040    Hershey Co.                                                   3,184
      800    Hormel Foods Corp.                                               32
      400    Imperial Sugar Co.                                                4
    1,200    J & J Snack Foods Corp.                                          53
      800    J.M.Smucker Co.                                                  44
    2,200    Kellogg Co.                                                     118
   13,300    Kraft Foods, Inc."A"                                            380
    1,400    Lancaster Colony Corp.                                           77
    1,100    Lance, Inc.                                                      21
      900    McCormick & Co., Inc.                                            35
   43,470    Mead Johnson Nutrition Co.                                    2,144
      300    Ralcorp Holdings, Inc.*                                          18
      400    Sanderson Farms, Inc.                                            22
   81,200    Sara Lee Corp.                                                1,151
    2,120    Smart Balance, Inc.*                                             13
    1,300    Smithfield Foods, Inc.*                                          22
      100    Synutra International, Inc.*                                      2
      460    Tootsie Roll Industries, Inc.                                    12
      500    TreeHouse Foods, Inc.*                                           23
   50,800    Tyson Foods, Inc."A"                                            893
      720    Zhongpin, Inc.*                                                   9
                                                                      ----------
                                                                          10,758
                                                                      ----------
PERSONAL PRODUCTS (0.6%)
    1,000    Alberto-Culver Co.                                               28
    2,120    American Oriental Bioengineering, Inc.*                           7
    3,300    Avon Products, Inc.                                              87


================================================================================

26  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      800    China Sky One Medical, Inc.*                             $       10
      639    Elizabeth Arden, Inc.*                                           11
  146,500    Estee Lauder Companies, Inc. "A"                              8,537
    1,737    Herbalife Ltd.                                                   78
   47,900    NBTY, Inc.*                                                   1,640
      700    Nu Skin Enterprises, Inc. "A"                                    20
    1,120    Prestige Brands Holdings, Inc.*                                   9
    1,100    Revlon, Inc. "A"*                                                15
                                                                      ----------
                                                                          10,442
                                                                      ----------
SOFT DRINKS (0.3%)
      120    Coca-Cola Bottling Co. Consolidated                               6
   61,900    Coca-Cola Co.                                                 3,182
   50,300    Coca-Cola Enterprises, Inc.                                   1,313
    2,100    Dr. Pepper Snapple Group, Inc.                                   79
      700    Hansen Natural Corp.*                                            27
   21,986    PepsiCo, Inc.                                                 1,383
                                                                      ----------
                                                                           5,990
                                                                      ----------
TOBACCO (0.2%)
    3,500    Alliance One International, Inc.*                                15
   16,200    Altria Group, Inc.                                              329
   32,960    Lorillard, Inc.                                               2,356
   36,300    Philip Morris International, Inc.                             1,601
    1,300    Reynolds American, Inc.                                          68
      500    Universal Corp.                                                  20
      300    Vector Group Ltd.                                                 5
                                                                      ----------
                                                                           4,394
                                                                      ----------
             Total Consumer Staples                                       40,414
                                                                      ----------
ENERGY (2.0%)
------------
COAL & CONSUMABLE FUELS (0.0%)
      990    Alpha Natural Resources, Inc.*                                   38
    1,200    Arch Coal, Inc.                                                  26
    2,100    CONSOL Energy, Inc.                                              77
    3,000    International Coal Group, Inc.*                                  13
    1,000    James River Coal Co.*                                            16
    1,000    Massey Energy Co.                                                33
      900    Patriot Coal Corp.*                                              15
    2,200    Peabody Energy Corp.                                             86
    3,480    USEC, Inc.*                                                      18
                                                                      ----------
                                                                             322
                                                                      ----------
INTEGRATED OIL & GAS (1.4%)
   44,017    Chevron Corp.                                                 3,251
   87,960    ConocoPhillips                                                4,561
  147,400    Exxon Mobil Corp.                                             8,912
  108,400    Hess Corp.                                                    5,767
   75,460    Marathon Oil Corp.                                            2,346
    1,345    Murphy Oil Corp.                                                 72
   19,400    Occidental Petroleum Corp.                                    1,601
                                                                      ----------
                                                                          26,510
                                                                      ----------
OIL & GAS DRILLING (0.1%)
      300    Atwood Oceanics, Inc.*                                            8
    6,600    Diamond Offshore Drilling, Inc.(a)                              417
      700    Helmerich & Payne, Inc.                                          26
    3,600    Hercules Offshore, Inc.*                                         11
    2,200    Nabors Industries Ltd.*                                          42
   36,029    Noble Corp.*                                                  1,047
    3,080    Parker Drilling Co.*                                             15
      900    Patterson-UTI Energy, Inc.                                       13
    2,928    Pioneer Drilling Co.*                                            17
    1,300    Pride International, Inc.*                                       32
    5,200    Rowan Companies, Inc.*                                          129
      200    Unit Corp.*                                                       8
                                                                      ----------
                                                                           1,765
                                                                      ----------
OIL & GAS EQUIPMENT & SERVICES (0.1%)
    1,920    Allis-Chalmers Energy, Inc.*                                      6
    3,280    Baker Hughes, Inc.                                              125
      500    Bristow Group, Inc.*                                             16
      300    Cal Dive International, Inc.*                                     2


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

    1,800    Cameron International Corp.*                             $       65
      400    CARBO Ceramics, Inc.                                             26
    1,780    Complete Production Services, Inc.*                              23
      240    Dawson Geophysical Co.*                                           5
    1,504    Dresser-Rand Group, Inc.*                                        48
      500    Dril-Quip, Inc.*                                                 24
      300    Exterran Holdings, Inc.*                                          8
    6,800    FMC Technologies, Inc.*                                         395
    2,969    Global Industries Ltd.*                                          16
      440    Gulf Island Fabrication, Inc.                                     8
      700    Gulfmark Offshore, Inc.*                                         18
    7,100    Halliburton Co.                                                 176
    8,400    Helix Energy Solutions Group, Inc.*                              92
      100    Hornbeck Offshore Services, Inc.*                                 2
    3,280    ION Geophysical Corp.*                                           18
    4,000    Key Energy Services, Inc.*                                       38
      300    Lufkin Industries, Inc.                                          24
      840    Matrix Service Co.*                                               8
    6,600    National-Oilwell Varco, Inc.                                    252
      520    Natural Gas Services Group, Inc.*                                 8
    2,920    Newpark Resources, Inc.*                                         19
      500    Oceaneering International, Inc.*                                 23
      300    Oil States International, Inc.*                                  12
      160    OYO Geospace Corp.*                                               7
      418    PHI, Inc.*                                                        7
      100    RPC, Inc.                                                         1
    8,500    Schlumberger Ltd.                                               477
      205    Seacor Holdings, Inc.*                                           15
    1,700    Smith International, Inc.                                        64
      500    Superior Energy Services, Inc.*                                  11
      480    Superior Well Services, Inc.*                                     7
      400    T-3 Energy Services, Inc.*                                       11
      600    TETRA Technologies, Inc.*                                         6
      500    Tidewater, Inc.                                                  21
      200    Willbros Group, Inc.*                                             2
                                                                      ----------
                                                                           2,086
                                                                      ----------
OIL & GAS EXPLORATION & PRODUCTION (0.3%)
    4,000    Anadarko Petroleum Corp.                                        209
    2,700    Apache Corp.                                                    242
      320    Apco Oil and Gas International, Inc.                              9
      600    Arena Resources, Inc.*                                           20
    2,000    Atlas Energy, Inc.*                                              62
    1,300    ATP Oil & Gas Corp.*                                             14
      600    Berry Petroleum Co. "A"                                          18
      600    Bill Barrett Corp.*                                              20
    3,160    BPZ Resources, Inc.*                                             16
    6,900    Brigham Exploration Co.*                                        119
      700    Cabot Oil & Gas Corp.                                            24
      100    Carrizo Oil & Gas, Inc.*                                          2
    4,900    Chesapeake Energy Corp.                                         110
   34,200    Cimarex Energy Co.                                            2,513
      400    Clayton Williams Energy, Inc.*                                   18
    2,100    Cobalt International Energy, Inc.*                               15
      400    Comstock Resources, Inc.*                                        12
      500    Concho Resources, Inc.*                                          26
      700    Contango Oil & Gas Co.*                                          35
    6,600    Continental Resources, Inc.*                                    311
    3,072    Denbury Resources, Inc.*                                         51
    3,500    Devon Energy Corp.                                              224
    2,100    EOG Resources, Inc.                                             220
      900    EXCO Resources, Inc.                                             16
      800    Forest Oil Corp.*                                                21


================================================================================

28  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

    1,120    GMX Resources, Inc.*                                     $        8
    6,600    Gran Tierra Energy, Inc.*                                        35
      880    Gulfport Energy Corp.*                                           12
    1,080    Harvest Natural Resources, Inc.*                                  8
    1,000    Mariner Energy, Inc.*                                            21
      660    McMoRan Exploration Co.*                                          7
    1,100    Newfield Exploration Co.*                                        57
    1,200    Noble Energy, Inc.                                               71
    1,240    Northern Oil and Gas, Inc.*                                      18
      360    Panhandle Oil & Gas, Inc. "A"                                     9
      600    Penn Virginia Corp.                                              13
    2,400    Petrohawk Energy Corp.*                                          46
      600    Petroleum Development Corp.*                                     12
    1,200    PetroQuest Energy, Inc.*                                          8
    1,000    Pioneer Natural Resources Co.                                    64
    1,000    Plains Exploration & Production Co.*                             22
      800    Quicksilver Resources, Inc.*                                     10
    1,300    Range Resources Corp.                                            58
      680    Rex Energy Corp.*                                                 7
      700    Rosetta Resources, Inc.*                                         15
    1,000    SandRidge Energy, Inc.*(a)                                        6
    2,800    Southwestern Energy Co.*                                        105
      300    St. Mary Land & Exploration, Co.                                 13
      320    Stone Energy Corp.*                                               4
      600    Swift Energy Co.*                                                17
      720    Toreador Resources Corp.*                                         5
    1,920    VAALCO Energy, Inc.                                              10
      100    Venoco, Inc.*                                                     1
      200    W&T Offshore, Inc.                                                2
      300    Whiting Petroleum Corp.*                                         25
    4,300    XTO Energy, Inc.                                                184
                                                                      ----------
                                                                           5,200
                                                                      ----------
OIL & GAS REFINING & MARKETING (0.0%)
      600    Clean Energy Fuels Corp.*                                         9
      100    CVR Energy, Inc.*                                                 1
      600    Frontier Oil Corp.                                                8
      200    Holly Corp.                                                       5
      800    Sunoco, Inc.                                                     24
    4,100    Tesoro Corp.                                                     48
    4,500    Valero Energy Corp.                                              84
    1,280    Western Refining, Inc.*                                           7
    1,000    World Fuel Services Corp.                                        26
                                                                      ----------
                                                                             212
                                                                      ----------
OIL & GAS STORAGE & TRANSPORTATION (0.1%)
   25,345    Crosstex Energy, Inc.*                                          171
    5,700    El Paso Corp.                                                    65
   11,500    Enterprise Products Partners, LP                                386
    1,086    Golar LNG Ltd.*                                                  13
      560    Knightsbridge Tankers Ltd.                                       10
      300    Overseas Shipholding Group, Inc.                                 12
      700    Southern Union Co.                                               15
    5,000    Spectra Energy Corp.                                            100
   93,981    Williams Companies, Inc.                                      1,856
                                                                      ----------
                                                                           2,628
                                                                      ----------
             Total Energy                                                 38,723
                                                                      ----------
FINANCIALS (3.0%)
----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
      200    Affiliated Managers Group, Inc.*                                 14
    9,054    American Capital Ltd.*                                           48
    2,000    Ameriprise Financial, Inc.                                       80
    5,478    Apollo Investment Corp.                                          57
    6,093    Ares Capital Corp.                                               83
    9,200    Bank of New York Mellon Corp.                                   250


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      700    BlackRock, Inc. "A"                                      $      118
   37,300    Blackstone Group LP                                             397
      640    Calamos Asset Management, Inc. "A"                                7
      120    Capital Southwest Corp.                                          11
      100    Cohen & Steers, Inc.                                              2
      200    Diamond Hill Investment Group, Inc.                              13
    6,300    Eaton Vance Corp.                                               188
    5,400    Federated Investors, Inc. "B"                                   120
    9,700    Franklin Resources, Inc.                                        951
      200    GAMCO Investors, Inc. "A"                                         8
      680    Gladstone Capital Corp.                                           8
    5,000    GLG Partners, Inc.*(a)                                           21
    1,251    Hercules Technology Growth Capital, Inc.                         11
    3,500    Invesco Ltd. ADR                                                 65
    1,300    Janus Capital Group, Inc.                                        14
    1,100    Legg Mason, Inc.                                                 33
    2,160    MCG Capital Corp.                                                12
      680    MVC Capital, Inc.                                                 9
    1,723    NGP Capital Resources Co.                                        13
    1,800    Northern Trust Corp.                                             91
      772    PennantPark Investment Corp.                                      8
      680    Penson Worldwide, Inc.*                                           5
    1,720    Prospect Capital Corp.                                           18
      640    Safeguard Scientifics, Inc.*                                      7
      800    SEI Investments Co.                                              17
    3,860    State Street Corp.                                              147
    9,900    T. Rowe Price Group, Inc.                                       490
      475    Virtus Investments Partners, Inc.*                               11
    9,100    Waddell & Reed Financial, Inc. "A"                              244
      240    Westwood Holdings Group, Inc.                                     9
                                                                      ----------
                                                                           3,580
                                                                      ----------
CONSUMER FINANCE (0.4%)
    1,560    Advance America, Cash Advance Centers, Inc.                       8
  155,087    American Express Co.                                          6,183
      900    AmeriCredit Corp.*                                               19
   21,600    Capital One Financial Corp.                                     892
      800    Cash America International, Inc.                                 30
      200    Credit Acceptance Corp.*                                         10
    4,200    Discover Financial Services                                      56
      760    Dollar Financial Corp.*                                          15
      600    EZCORP, Inc. "A"*                                                11
      800    First Cash Financial Services, Inc.*                             17
      100    Nelnet, Inc. "A"                                                  2
    3,800    SLM Corp.*                                                       42
      520    World Acceptance Corp.*                                          19
                                                                      ----------
                                                                           7,304
                                                                      ----------
DIVERSIFIED BANKS (0.6%)
    1,200    Comerica, Inc.                                                   46
   38,800    U.S. Bancorp                                                    929
  347,894    Wells Fargo & Co.                                             9,981
                                                                      ----------
                                                                          10,956
                                                                      ----------
INSURANCE BROKERS (0.0%)
    2,300    Aon Corp.                                                        91
      913    Arthur J. Gallagher & Co.                                        23
      800    Brown & Brown, Inc.                                              16
      700    eHealth, Inc.*                                                    9
    4,000    Marsh & McLennan Companies, Inc.                                 87
    1,240    National Financial Partners Corp.*                               17
                                                                      ----------
                                                                             243
                                                                      ----------
INVESTMENT BANKING & BROKERAGE (0.2%)
     1,520   BGC Partners, Inc. "A"                                            9
     7,600   Charles Schwab Corp.                                            124
       520   Duff & Phelps Corp. "A"                                           7
       344   Evercore Partners, Inc. "A"                                      11


================================================================================

30  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

    2,040    GFI Group, Inc.                                          $       12
    2,080    Gleacher & Co., Inc.*                                             8
   26,728    Goldman Sachs Group, Inc.                                     3,856
      400    Greenhill & Co., Inc.                                            28
      408    International Assets Holding Corp.*                               7
      800    Investment Technology Group, Inc.*                               14
      800    Jefferies Group, Inc.                                            19
      535    KBW, Inc.*                                                       13
    1,600    Knight Capital Group, Inc. "A"*                                  23
    1,880    LaBranche & Co., Inc.*                                            8
    2,960    MF Global Holdings Ltd.*                                         23
   10,800    Morgan Stanley                                                  293
      300    optionsXpress Holdings, Inc.*                                     5
    1,000    Piper Jaffray Co., Inc.*                                         33
      800    Raymond James Financial, Inc.                                    23
      500    Stifel Financial Corp.*                                          25
      800    SWS Group, Inc.                                                   8
    2,000    TD Ameritrade Holding Corp.*                                     35
    1,080    TradeStation Group, Inc.*                                         8
                                                                      ----------
                                                                           4,592
                                                                      ----------
LIFE & HEALTH INSURANCE (0.4%)
   86,658    AFLAC, Inc.                                                   3,839
    1,040    American Equity Investment Life Insurance Co.                    10
      938    Citizens, Inc.*                                                   6
      840    CNO Financial Group, Inc.*                                        5
      700    Delphi Financial Group, Inc. "A"                                 18
    2,400    Lincoln National Corp.                                           63
    4,600    MetLife, Inc.                                                   186
      200    National Western Life Insurance Co. "A"                          33
    3,760    Phoenix Companies, Inc.*                                         11
      526    Presidential Life Corp.                                           6
   34,700    Principal Financial Group, Inc.                                 943
      800    Protective Life Corp.                                            17
   45,890    Prudential Financial, Inc.                                    2,648
      505    StanCorp Financial Group, Inc.                                   22
    1,200    Torchmark Corp.                                                  62
    3,800    Unum Group                                                       88
                                                                      ----------
                                                                           7,957
                                                                      ----------
MULTI-LINE INSURANCE (0.3%)
      500    American Financial Group, Inc.                                   14
   10,695    American International Group, Inc.*(a)                          379
    1,900    American National Insurance Co.                                 198
   40,000    Assurant, Inc.                                                1,388
  208,000    Genworth Financial, Inc. "A"*                                 3,243
    5,400    Hartford Financial Services Group, Inc.                         135
    1,100    HCC Insurance Holdings, Inc.                                     28
    1,320    Horace Mann Educators Corp.                                      20
    2,410    Loews Corp.                                                      78
      600    Unitrin, Inc.                                                    16
                                                                      ----------
                                                                           5,499
                                                                      ----------
MULTI-SECTOR HOLDINGS (0.0%)
    3,000    Compass Diversified Holdings                                     43
    1,300    Leucadia National Corp.*                                         29
      600    PICO Holdings, Inc.*                                             20
                                                                      ----------
                                                                              92
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
  117,596    Bank of America Corp.                                         1,851
  537,000    Citigroup, Inc.*                                              2,127
   80,726    JPMorgan Chase & Co.                                          3,195
                                                                      ----------
                                                                           7,173
                                                                      ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE (0.1%)
   23,600    Allstate Corp.                                           $      723
    8,000    Ambac Financial Group, Inc.*(a)                                  10
      292    American Physicians Capital, Inc.                                 9
      520    American Safety Insurance Holdings Ltd.*                          8
      600    Amerisafe, Inc.*                                                 10
    4,900    Assured Guaranty Ltd.                                            82
    4,300    AXIS Capital Holdings Ltd.                                      131
      618    Baldwin & Lyons, Inc."B"                                         14
    2,900    Chubb Corp.                                                     146
    1,200    Cincinnati Financial Corp.                                       33
      500    CNA Financial Corp.*                                             13
      900    Donegal Group, Inc."A"                                           12
    1,482    Employers Holdings, Inc.                                         24
    2,800    Erie Indemnity Co."A"                                           128
    1,600    Fidelity National Financial, Inc."A"                             23
    1,493    First American Corp.                                             51
    1,100    First Mercury Financial Corp.                                    13
      420    FPIC Insurance Group, Inc.*                                      11
      800    Hanover Insurance Group, Inc.                                    35
      500    Harleysville Group, Inc.                                         16
      200    Hilltop Holdings, Inc.*                                           2
      500    Infinity Property & Casualty Corp.                               23
    4,500    MBIA, Inc.*                                                      34
    1,876    Meadowbrook Insurance Group, Inc.                                16
      100    Mercury General Corp.                                             4
    1,200    Navigators Group, Inc.*                                          49
      280    NYMAGIC, Inc.                                                     6
    1,700    Old Republic International Corp.                                 24
      700    OneBeacon Insurance Group Ltd."A"                                10
    1,040    PMA Capital Corp. "A"*                                            7
      500    ProAssurance Corp.*                                              29
    5,400    Progressive Corp.                                               106
      400    RLI Corp.                                                        22
      601    Safety Insurance Group, Inc.                                     22
      720    SeaBright Insurance Holdings, Inc.                                7
    4,850    Selective Insurance Group, Inc.                                  76
    1,457    State Auto Financial Corp.                                       26
      560    Stewart Information Services Corp.                                6
      302    Tower Group, Inc.                                                 7
   15,200    Travelers Companies, Inc.                                       752
      800    United Fire & Casualty Co.                                       17
    1,200    W.R. Berkley Corp.                                               33
      200    White Mountains Insurance Group Ltd.                             65
                                                                      ----------
                                                                           2,835
                                                                      ----------
 REGIONAL BANKS (0.2%)
      900    1st Source Corp.                                                 17
      288    Arrow Financial Corp.                                             7
    1,200    Associated Banc Corp.                                            16
      700    BancFirst Corp.                                                  28
    1,037    BancorpSouth, Inc.                                               20
      500    Bank of Hawaii Corp.                                             24
      500    Bank of the Ozarks, Inc.                                         18
    5,300    BB&T Corp.                                                      160
      400    BOK Financial Corp.                                              20
    2,200    Boston Private Financial Holdings, Inc.                          16
      240    Camden National Corp.                                             8
      388    Capital City Bank Group, Inc.                                     6
    7,300    CapitalSource, Inc.                                              33
      960    Cardinal Financial Corp.                                         10
      618    Cathay General Bancorp                                            7
      590    CenterState Banks of Florida, Inc.                                7


================================================================================

32  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

    1,300    Chemical Financial Corp.                                 $       32
      500    City Holding Co.                                                 16
      200    City National Corp.                                              12
      960    Cobiz Financial, Inc.                                             6
      880    Columbia Banking System, Inc.                                    20
      300    Commerce Bancshares, Inc.                                        11
      600    Community Bank System, Inc.                                      14
      600    Community Trust Bancorp, Inc.                                    16
      705    Cullen/Frost Bankers, Inc.                                       39
    1,500    CVB Financial Corp.                                              15
      680    Danvers Bancorp, Inc.                                            11
    1,435    East West Bancorp, Inc.                                          24
    7,600    F.N.B. Corp.                                                     62
   21,500    Fifth Third Bancorp                                             279
      458    First Bancorp                                                     7
    1,280    First Busey Corp.                                                 6
    1,056    First Citizens BancShares, Inc. "A"                             211
    2,734    First Commonwealth Financial Corp.                               14
      458    First Community Bancshares, Inc.                                  7
    3,500    First Financial Bancorp                                          56
    1,150    First Financial Bankshares, Inc.                                 58
    1,100    First Financial Corp.                                            31
    1,440    First Horizon National Corp.*                                    18
    1,915    First Midwest Bancorp, Inc.                                      27
      920    Firstmerit Corp.                                                 17
   14,700    Fulton Financial Corp.                                          146
      800    Glacier Bancorp, Inc.                                            13
      600    Great Southern Bancorp, Inc.                                     15
      500    Hancock Holding Co.                                              19
      411    Heartland Financial USA, Inc.                                     7
    1,426    Home BancShares, Inc.                                            34
    9,000    Huntington Bancshares, Inc.                                      55
      400    IBERIABANK Corp.                                                 22
      680    Independent Bank Corp.                                           16
    1,900    International Bancshares Corp.                                   38
      300    Investors Bancorp, Inc.*                                          4
    7,100    KeyCorp                                                          57
    1,000    Lakeland Bancorp, Inc.                                           10
      440    Lakeland Financial Corp.                                          9
      800    M&T Bank Corp.                                                   63
    1,200    MainSource Financial Group, Inc.                                 10
    3,900    Marshall & Ilsley Corp.                                          32
    2,000    MB Financial, Inc.                                               44
    1,040    Nara Bancorp, Inc.*                                               8
    3,000    National Penn Bancshares, Inc.                                   21
    3,100    NBT Bancorp, Inc.                                                68
      700    Northfield Bancorp, Inc.                                         10
    1,100    Old National Bancorp                                             13
    1,400    Pacific Continental Corp.                                        16
      200    Pacwest Bancorp                                                   4
      391    Park National Corp.                                              25
      800    Pinnacle Financial Partners, Inc.*                               11
    4,100    PNC Financial Services Group, Inc.                              257
    4,000    PrivateBancorp, Inc.                                             53
      600    Prosperity Bancshares, Inc.                                      22
    9,625    Regions Financial Corp.                                          73
      720    Renasant Corp.                                                   10
    5,200    S&T Bancorp, Inc.                                               112
      400    S.Y. Bancorp, Inc.                                                9
      520    Sandy Spring Bancorp, Inc.                                        8
      440    SCBT Financial Corp.                                             16
      600    Signature Bank*                                                  23
      480    Simmons First National Corp. "A"                                 13
      500    Southside Bancshares, Inc.                                       10
      800    StellarOne Corp.                                                 11


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

    2,760    Sterling Bancshares, Inc.                                $       15
      320    Suffolk Bancorp                                                  10
    4,000    SunTrust Banks, Inc.                                            108
    3,440    Susquehanna Bancshares, Inc.                                     30
      600    SVB Financial Group*                                             27
   11,600    Synovus Financial Corp.                                          34
      900    TCF Financial Corp.                                              15
    1,160    Texas Capital Bancshares, Inc.*                                  21
      560    Tompkins Financial Corp.                                         22
      680    TowneBank                                                        10
      480    TriCo Bancshares                                                  9
      800    Trustmark Corp.                                                  18
      500    UMB Financial Corp.                                              19
    5,970    Umpqua Holdings Corp.                                            75
      800    Union First Market Bankshares                                    12
    8,100    United Bankshares, Inc.                                         218
    2,547    United Community Banks, Inc.*                                    12
      640    Univest Corp.                                                    12
    1,370    Valley National Bancorp                                          20
      955    Washington Trust Bancorp, Inc.                                   17
      800    Webster Financial Corp.                                          15
    1,100    WesBanco, Inc.                                                   21
      900    Westamerica Bancorp                                              50
    1,486    Western Alliance Bancorp.*                                       12
      600    Whitney Holding Corp.                                             7
      500    Wilmington Trust Corp.                                            8
      640    Wilshire Bancorp, Inc.                                            7
      700    Wintrust Financial Corp.                                         25
    1,200    Zions Bancorp                                                    29
                                                                      ----------
                                                                           3,671
                                                                      ----------
REINSURANCE (0.1%)
    1,520    Alterra Capital Holdings Ltd.                                    28
    1,400    Arch Capital Group Ltd.*                                        103
    5,500    Endurance Specialty Holdings Ltd.                               204
    1,800    Everest Re Group Ltd.                                           131
    1,600    Maiden Holdings Ltd.                                             11
    2,500    PartnerRe Ltd.                                                  182
    1,680    Platinum Underwriters Holdings Ltd.                              62
      400    Reinsurance Group of America, Inc. "A"                           19
    1,900    RenaissanceRe Holdings Ltd.                                     103
      400    Transatlantic Holdings, Inc.                                     19
    2,800    Validus Holdings Ltd.                                            69
                                                                      ----------
                                                                             931
                                                                      ----------
SPECIALIZED FINANCE (0.1%)
      400    CME Group, Inc.                                                 127
      440    Encore Capital Group, Inc.*                                       9
    1,000    Interactive Brokers Group, Inc. "A"*                             17
      800    IntercontinentalExchange, Inc.*                                  93
    1,000    MarketAxess Holdings, Inc.                                       15
   62,200    Moody's Corp.                                                 1,275
    1,325    MSCI, Inc. "A"*                                                  39
      900    NASDAQ OMX Group, Inc.*                                          17
      840    Newstar Financial, Inc.*                                          6
    5,600    NYSE Euronext                                                   160
    3,400    PHH Corp.*                                                       75
      400    Portfolio Recovery Associates, Inc.*                             27
                                                                      ----------
                                                                           1,860
                                                                      ----------
THRIFTS & MORTGAGE FINANCE (0.0%)
      760    Abington Bancorp, Inc.                                            7
    1,000    Astoria Financial Corp.                                          15
    1,800    Bank Mutual Corp.                                                12
      680    BankFinancial Corp.                                               6
      760    Beneficial Mutual Bancorp, Inc.*                                  8
      440    Berkshire Hills Bancorp, Inc.                                     8


================================================================================

34  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      800    Brookline Bancorp, Inc.                                  $        8
      520    Clifton Savings Bancorp, Inc.                                     5
      200    Dime Community Bancorp, Inc.                                      3
    1,200    Essa Bancorp, Inc.                                               15
      520    First Financial Holdings, Inc.                                    7
    2,003    First Niagara Financial Group, Inc.                              26
    1,000    Flushing Financial Corp.                                         14
      520    Home Federal Bancorp, Inc.                                        8
    4,300    Hudson City Bancorp, Inc.                                        54
    2,258    Kearny Financial Corp.                                           20
   43,500    MGIC Investment Corp.*(a)                                       407
    3,100    New York Community Bancorp, Inc.                                 50
    1,312    NewAlliance Bancshares, Inc.                                     15
    1,450    Northwest Bancshares, Inc.                                       17
      560    OceanFirst Financial Corp.                                        7
      484    Ocwen Financial Corp.*                                            6
    2,900    People's United Financial, Inc.                                  41
    2,400    PMI Group, Inc.*                                                 11
      440    Provident Financial Services, Inc.                                5
    1,104    Provident New York Bancorp                                       10
      700    Radian Group, Inc.                                                7
    1,200    Rockville Financial, Inc.                                        14
      400    TFS Financial Corp.                                               5
    9,950    TrustCo Bank Corp. NY                                            62
      520    United Financial Bancorp, Inc.                                    7
      900    ViewPoint Financial Group                                        14
      700    Washington Federal, Inc.                                         12
      760    Westfield Financial, Inc.                                         6
      200    WSFS Financial Corp.                                              8
                                                                      ----------
                                                                             920
                                                                      ----------
             Total Financials                                             57,613
                                                                      ----------
HEALTH CARE (3.4%)
-----------------
BIOTECHNOLOGY (0.9%)
      500    Acorda Therapeutics, Inc.*                                       17
      440    Affymax, Inc.*                                                   10
    4,300    Alexion Pharmaceuticals, Inc.*                                  215
    2,700    Alkermes, Inc.*                                                  31
      600    Allos Therapeutics, Inc.*                                         4
    1,309    Alnylam Pharmaceuticals, Inc.*                                   21
      400    AMAG Pharmaceuticals, Inc.*                                      13
   76,300    Amgen, Inc.*                                                  3,951
    1,100    Amylin Pharmaceuticals, Inc.*                                    18
    3,000    Arena Pharmaceuticals, Inc.*                                      9
    3,400    ARIAD Pharmaceuticals, Inc.*                                     13
    1,440    ArQule, Inc.*                                                     9
    2,200    Biogen Idec, Inc.*                                              104
      600    BioMarin Pharmaceutical, Inc.*                                   12
    7,200    Celera Corp.*                                                    51
    4,100    Celgene Corp.*                                                  216
  144,527    Cephalon, Inc.*                                               8,507
      800    Cepheid*                                                         14
      390    Clinical Data, Inc.*                                              6
      800    Cubist Pharmaceuticals, Inc.*                                    17
    1,520    Cytokinetics, Inc.*                                               4
      920    Cytori Therapeutics, Inc.*                                        4
    1,000    Dendreon Corp.*                                                  43
    2,360    Dyax Corp.*                                                       6
      100    Emergent BioSolutions, Inc.*                                      2
    1,494    Enzon Pharmaceuticals, Inc.*                                     16
    5,280    Exelixis, Inc.*                                                  27


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

    1,400    Genomic Health, Inc.*                                    $       21
    2,300    Genzyme Corp.*                                                  112
      800    Geron Corp.*                                                      4
   90,200    Gilead Sciences, Inc.*                                        3,240
      500    Halozyme Therapeutics, Inc.*                                      4
    1,800    Human Genome Sciences, Inc.*                                     45
    1,909    Immunogen, Inc.*                                                 17
    2,200    Immunomedics, Inc.*                                               8
   10,400    Incyte Corp.*                                                   134
    1,200    InterMune, Inc.*                                                 11
    1,200    Isis Pharmaceuticals, Inc.*                                      11
    3,720    Ligand Pharmaceuticals, Inc. "B"*                                 6
      500    Mannkind Corp.*                                                   3
    1,300    Martek Biosciences Corp.*                                        24
    2,200    Maxygen, Inc.*                                                   14
      100    Medivation, Inc.*                                                 1
      680    Metabolix, Inc.*                                                 10
    1,360    Momenta Pharmaceuticals, Inc.*                                   18
    1,100    Myriad Genetics, Inc.*                                           20
    1,760    Nabi Biopharmaceuticals*                                         10
    1,640    NPS Pharmaceuticals, Inc.*                                       11
      800    Onyx Pharmaceuticals, Inc.*                                      18
    2,300    Orexigen Therapeutics, Inc.*                                     12
      600    OSI Pharmaceuticals, Inc.*                                       34
    1,248    PDL BioPharma, Inc.                                               7
      720    Pharmasset, Inc.*                                                21
      700    Regeneron Pharmaceuticals, Inc.*                                 20
      400    Rigel Pharmaceuticals, Inc.*                                      3
    1,440    Sangamo Biosciences, Inc.*                                        6
      480    Savient Pharmaceuticals, Inc.*                                    6
    2,200    Seattle Genetics, Inc.*                                          29
    1,500    Talecris Biotherapeutics Holdings Corp.*                         25
      540    Theravance, Inc.*                                                 7
      400    United Therapeutics Corp.*                                       20
    1,400    Vertex Pharmaceuticals, Inc.*                                    48
    3,500    Vical, Inc.*                                                     12
    1,200    ZymoGenetics, Inc.*                                               6
                                                                      ----------
                                                                          17,338
                                                                      ----------
HEALTH CARE DISTRIBUTORS (0.1%)
    2,100    AmerisourceBergen Corp.                                          66
    2,700    Cardinal Health, Inc.                                            93
      440    Chindex International, Inc.*                                      5
    1,000    Henry Schein, Inc.*                                              56
   28,100    McKesson Corp.                                                1,967
      360    MWI Veterinary Supply, Inc.*                                     18
    2,450    Owens & Minor, Inc.                                              73
      600    Patterson Companies, Inc.                                        18
      200    PharMerica Corp.*                                                 3
      900    PSS World Medical, Inc.*                                         21
                                                                      ----------
                                                                           2,320
                                                                      ----------
HEALTH CARE EQUIPMENT (0.4%)
      714    Abaxis, Inc.*                                                    16
      760    ABIOMED, Inc.*                                                    7
    1,280    Accuray, Inc.*                                                    8
    1,080    Alphatec Holdings, Inc.*                                          6
    1,000    American Medical Systems Holdings, Inc.*                         23
       80    Analogic Corp.                                                    3
      840    AngioDynamics, Inc.*                                             12
      200    ArthroCare Corp.*                                                 6
    4,700    Baxter International, Inc.                                      198
      600    Beckman Coulter, Inc.                                            34
    2,200    Becton, Dickinson and Co.                                       157


================================================================================

36  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

   11,489    Boston Scientific Corp.*                                 $       70
      900    C.R. Bard, Inc.                                                  73
      440    Cantel Medical Corp.                                              8
    5,500    CareFusion Corp.*                                               140
    1,000    Conceptus, Inc.*                                                 17
      200    CONMED Corp.*                                                     4
    2,100    CryoLife, Inc.*                                                  11
      920    Cyberonics, Inc.*                                                16
    1,520    DexCom, Inc.*                                                    16
    2,400    Edwards Lifesciences Corp.*                                     121
    3,000    ev3, Inc.*                                                       57
      700    Exactech, Inc.*                                                  12
      200    Gen-Probe, Inc.*                                                  9
    2,700    Greatbatch, Inc.*                                                57
      600    Hill-Rom Holdings, Inc.                                          17
   69,100    Hologic, Inc.*                                                1,030
    9,900    Hospira, Inc.*                                                  515
      390    IDEXX Laboratories, Inc.*                                        25
      920    Insulet Corp.*                                                   13
      120    Integra LifeSciences Holdings Corp.*                              5
      200    Intuitive Surgical, Inc.*                                        65
      600    Invacare Corp.                                                   14
    1,400    IRIS International, Inc.*                                        15
      280    Kensey Nash Corp.*                                                6
    3,900    Kinetic Concepts, Inc.*                                         161
      800    Masimo Corp.                                                     18
   59,400    Medtronic, Inc.                                               2,327
      480    Micrus Endovascular Corp.*                                        8
      920    Natus Medical, Inc.*                                             15
      700    NuVasive, Inc.*                                                  28
      800    NxStage Medical, Inc.*                                           11
    2,400    Orthovita, Inc.*                                                  7
      560    Palomar Medical Technologies, Inc.*                               6
      600    ResMed, Inc.*                                                    38
      900    Sirona Dental Systems, Inc.*                                     32
      440    Somanetics Corp.*                                                 8
      560    SonoSite, Inc.*                                                  16
    1,080    Spectranetics Corp.*                                              6
    2,600    St. Jude Medical, Inc.*                                          97
      920    Stereotaxis, Inc.*                                                3
      900    Steris Corp.                                                     29
    4,900    Stryker Corp.                                                   260
      538    SurModics, Inc.*                                                  9
    1,160    Symmetry Medical, Inc.*                                          13
      900    Synovis Life Technologies, Inc.*                                 13
      200    Teleflex, Inc.                                                   11
    1,200    Thoratec Corp.*                                                  53
    1,480    TomoTherapy, Inc.*                                                5
   21,700    Varian Medical Systems, Inc.*                                 1,087
    1,400    Volcano Corp.*                                                   31
      300    Wright Medical Group, Inc.*                                       5
    1,600    Zimmer Holdings, Inc.*                                           89
      680    ZOLL Medical Corp.*                                              20
                                                                      ----------
                                                                           7,192
                                                                      ----------
HEALTH CARE FACILITIES (0.0%)
      500    AmSurg Corp.*                                                    10
      320    Assisted Living Concepts, Inc.*                                  11
      200    Brookdale Senior Living, Inc.*                                    3
    1,200    Community Health Systems, Inc.*                                  47
      100    Emeritus Corp.*                                                   2
      360    Ensign Group, Inc.                                                6
      800    Hanger Orthopedic Group, Inc.*                                   14
    1,800    Health Management Associates, Inc. "A"*                          17
    2,880    HealthSouth Corp.*                                               57
      758    Kindred Healthcare, Inc.*                                        12
      200    LifePoint Hospitals, Inc.*                                        7
      500    National Healthcare Corp.                                        17
      700    Psychiatric Solutions, Inc.*                                     23
    1,000    Select Medical Holdings Corp.*                                    8
      300    Sun Healthcare Group, Inc.*                                       3


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

    1,440    Sunrise Senior Living, Inc.*                             $        6
    5,000    Tenet Healthcare Corp.*                                          29
      376    U.S. Physical Therapy, Inc.*                                      6
      600    Universal Health Services, Inc. "B"                              25
      500    VCA Antech, Inc.*                                                13
                                                                      ----------
                                                                             316
                                                                      ----------
HEALTH CARE SERVICES (0.1%)
      336    Air Methods Corp.*                                               11
      100    Alliance Imaging, Inc.*                                           1
      200    Almost Family, Inc.*                                              7
      500    Amedisys, Inc.*                                                  25
    1,080    AMN Healthcare Services, Inc.*                                    9
      800    Bio-Reference Laboratories, Inc.*                                18
      500    CardioNet, Inc.*                                                  4
      600    Catalyst Health Solutions, Inc.*                                 23
      400    Chemed Corp.                                                     23
      244    CorVel Corp.*                                                     9
    1,002    Cross Country Healthcare, Inc.*                                   9
      700    DaVita, Inc.*                                                    44
      700    Emdeon, Inc.*                                                     9
      500    Emergency Medical Services Corp. "A"*                            27
    2,200    Express Scripts, Inc.*                                          221
      100    Genoptix, Inc.*                                                   3
    1,310    Gentiva Health Services, Inc.*                                   36
    1,000    Healthways, Inc.*                                                14
      518    HMS Holdings Corp.*                                              28
    1,000    inVentiv Health, Inc.*                                           25
      520    IPC The Hospitalist Co., Inc.*                                   15
    1,200    Laboratory Corp. of America Holdings*                            91
      500    Landauer, Inc.                                                   30
    6,700    LHC Group, Inc.*                                                206
      685    Lincare Holdings, Inc.*                                          32
    5,900    Medco Health Solutions, Inc.*                                   340
      200    Mednax, Inc.*                                                    11
    1,040    Odyssey Healthcare, Inc.*                                        28
    1,100    Omnicare, Inc.                                                   28
      360    Providence Service Corp.*                                         6
    1,100    Quest Diagnostics, Inc.                                          58
      569    RehabCare Group, Inc.*                                           17
      810    ResCare, Inc.*                                                    9
                                                                      ----------
                                                                           1,417
                                                                      ----------
HEALTH CARE SUPPLIES (0.0%)
      480    Aga Medical Holdings, Inc.*                                       7
   10,000    Align Technology, Inc.*                                         149
      100    Atrion Corp.                                                     14
      500    Cooper Companies, Inc.                                           18
    1,000    DENTSPLY International, Inc.                                     32
      500    Haemonetics Corp.*                                               27
      500    ICU Medical, Inc.*                                               16
    3,900    Immucor Corp.*                                                   77
      600    Inverness Medical Innovations, Inc.*                             21
    1,200    Medical Action Industries, Inc.*                                 14
      600    Meridian Bioscience, Inc.                                        10
      880    Merit Medical Systems, Inc.*                                     13
    1,650    Neogen Corp.*                                                    42
    1,440    OraSure Technologies, Inc.*                                       7
      840    Quidel Corp.*                                                    10
    1,960    RTI Biologics, Inc.*                                              7
       78    TranS1, Inc.*                                                     -
      500    West Pharmaceutical Services, Inc.                               20
                                                                      ----------
                                                                             484
                                                                      ----------
HEALTH CARE TECHNOLOGY (0.0%)
      300    Allscripts-Misys Healthcare Solutions, Inc.*                      6


================================================================================

38  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      500    athenahealth, Inc.*                                      $       12
      600    Cerner Corp.*                                                    50
      320    Computer Programs and Systems, Inc.                              14
      700    Eclipsys Corp.*                                                  13
      240    MedAssets, Inc.*                                                  6
    1,000    Omnicell, Inc.*                                                  13
      200    Phase Forward, Inc.*                                              3
      900    Quality Systems, Inc.                                            53
      640    Vital Images, Inc.*                                               9
                                                                      ----------
                                                                             179
                                                                      ----------
LIFE SCIENCES TOOLS & SERVICES (0.0%)
    2,200    Accelrys, Inc.*                                                  15
    2,240    Affymetrix, Inc.*                                                15
      720    Albany Molecular Research, Inc.*                                  5
      400    Bio-Rad Laboratories, Inc. "A"*                                  37
      300    Bruker Corp.*                                                     4
      400    Charles River Laboratories International, Inc.*                  13
      400    Covance, Inc.*                                                   21
      500    Dionex Corp.*                                                    39
    1,200    Enzo Biochem, Inc.*                                               6
      960    eResearch Technology, Inc.*                                       8
      900    Illumina, Inc.*                                                  38
      480    Kendle International, Inc.*                                       7
    1,300    Life Technologies Corp.*                                         65
      300    Luminex Corp.*                                                    5
      400    Mettler Toledo International, Inc.*                              46
      400    Millipore Corp.*                                                 43
      800    PAREXEL International Corp.*                                     18
      800    PerkinElmer, Inc.                                                18
      600    Pharmaceutical Product Development, Inc.                         16
    1,840    Sequenom, Inc.*(a)                                               11
      200    TECHNE Corp.                                                     12
    3,300    Thermo Fisher Scientific, Inc.*                                 172
    1,544    Waters Corp.*                                                   106
                                                                      ----------
                                                                             720
                                                                      ----------
MANAGED HEALTH CARE (0.9%)
    3,490    Aetna, Inc.                                                     102
      700    AMERIGROUP Corp.*                                                25
      700    Centene Corp.*                                                   16
    2,275    CIGNA Corp.                                                      76
    1,215    Coventry Health Care, Inc.*                                      25
      700    Health Net, Inc.*                                                17
      670    HealthSpring, Inc.*                                              12
  146,000    Humana, Inc.*                                                 6,723
      486    Magellan Health Services, Inc.*                                  20
      600    Molina Healthcare, Inc.*                                         16
      640    Triple-S Management Corp. "B"*                                   12
  112,634    UnitedHealth Group, Inc.                                      3,274
      200    Universal American Financial Corp.*                               3
    1,100    WellCare Health Plans, Inc.*                                     30
  117,150    WellPoint, Inc.*                                              6,010
                                                                      ----------
                                                                          16,361
                                                                      ----------
PHARMACEUTICALS (1.0%)
   48,508    Abbott Laboratories                                           2,307
   46,600    Allergan, Inc.                                                2,805
      440    Ardea Biosciences, Inc.*                                         11
      700    Auxilium Pharmaceuticals, Inc.*                                  20
      497    BioMimetic Therapeutics, Inc.*                                    6
    2,800    BMP Sunstone Corp.*                                              14
   42,525    Bristol-Myers Squibb Co.                                        987
      100    Cadence Pharmaceuticals, Inc.*                                    1
    3,100    Cypress Bioscience, Inc.                                         13
    4,100    DepoMed, Inc.*                                                   14
   58,200    Eli Lilly and Co.                                             1,908
  141,218    Endo Pharmaceuticals Holdings, Inc.*                          2,957
    5,200    Forest Laboratories, Inc.*                                      135


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

    2,200    Impax Laboratories, Inc.*                                $       46
    1,960    Inspire Pharmaceutical, Inc.*                                    11
   21,200    Johnson & Johnson                                             1,236
   29,000    King Pharmaceuticals, Inc.*                                     252
   16,800    Medicines Co.*                                                  141
   82,784    Medicis Pharmaceutical Corp. "A"                              1,920
   53,645    Merck & Co., Inc.                                             1,807
   24,400    Mylan, Inc.*(a)                                                 474
    2,800    Nektar Therapeutics*                                             34
      520    Obagi Medical Products, Inc.*                                     7
      920    Optimer Pharmaceuticals, Inc.*                                   10
    1,178    Pain Therapeutics, Inc.*                                          7
      600    Par Pharmaceutical Companies, Inc.*                              17
      500    Perrigo Co.                                                      30
   63,965    Pfizer, Inc.                                                    974
      880    POZEN, Inc.*                                                      7
    1,840    Questcor Pharmaceuticals, Inc.*                                  17
      700    Salix Pharmaceuticals Ltd.*                                      25
    1,960    SuperGen, Inc.*                                                   5
      789    Valeant Pharmaceuticals International*                           37
   11,865    ViroPharma, Inc.*                                               144
      720    VIVUS, Inc.*                                                      9
   43,400    Warner Chilcott plc "A"*                                      1,003
      900    Watson Pharmaceuticals, Inc.*                                    40
      200    XenoPort, Inc.*                                                   2
                                                                      ----------
                                                                          19,433
                                                                      ----------
             Total Health Care                                            65,760
                                                                      ----------
INDUSTRIALS (1.3%)
-----------------
AEROSPACE & DEFENSE (0.3%)
      600    AAR Corp.*                                                       12
      100    AeroVironment, Inc.*                                              2
   11,483    Alliant Techsystems, Inc.*                                      790
      500    American Science and Engineering, Inc.                           35
      400    Applied Signal Technology, Inc.                                   7
      480    Argon ST, Inc.*                                                  12
      600    BE Aerospace, Inc.*                                              16
    5,900    Boeing Co.                                                      379
      200    Ceradyne, Inc.*                                                   4
      509    Cubic Corp.                                                      18
      700    Curtiss-Wright Corp.                                             23
      480    DigitalGlobe, Inc.*                                              13
      320    Ducommun, Inc.                                                    6
      500    Esterline Technologies Corp.*                                    27
    1,640    GenCorp, Inc.*                                                    8
    2,600    General Dynamics Corp.                                          177
      600    GeoEye, Inc.*                                                    19
      900    Goodrich Corp.                                                   62
      950    HEICO Corp.                                                      38
    1,000    Herley Industries, Inc.*                                         14
    1,100    Hexcel Corp.*                                                    18
    5,900    Honeywell International, Inc.                                   252
    1,900    ITT Corp.                                                        92
   15,522    L-3 Communications Holdings, Inc.                             1,283
      560    Ladish Co., Inc.*                                                14
    2,600    Lockheed Martin Corp.                                           208
      300    Moog, Inc. "A"*                                                  10
    2,500    Northrop Grumman Corp.                                          151
      700    Orbital Sciences Corp.*                                          11
    1,000    Precision Castparts Corp.                                       117
   13,500    Raytheon Co.                                                    708
    1,100    Rockwell Collins, Inc.                                           64
      740    Spirit AeroSystems Holdings, Inc. "A"*                           14
    2,000    TASER International, Inc.*                                        9
      500    Teledyne Technologies, Inc.*                                     20


================================================================================

40  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      200    TransDigm Group, Inc.                                    $       11
      300    Triumph Group, Inc.                                              21
    6,600    United Technologies Corp.                                       445
                                                                      ----------
                                                                           5,110
                                                                      ----------
AIR FREIGHT & LOGISTICS (0.1%)
      300    Atlas Air Worldwide Holdings, Inc.*                              16
    1,500    C.H. Robinson Worldwide, Inc.                                    87
      304    Dynamex, Inc.*                                                    5
    1,600    Expeditors International of Washington, Inc.                     61
    2,500    FedEx Corp.                                                     209
      500    Forward Air Corp.                                                14
      600    Hub Group, Inc. "A"*                                             18
    1,100    Pacer International, Inc.*                                        9
   16,400    United Parcel Service, Inc. "B"                               1,029
                                                                      ----------
                                                                           1,448
                                                                      ----------
AIRLINES (0.2%)
    4,280    AirTran Holdings, Inc.*                                          24
   47,685    Alaska Air Group, Inc.*                                       2,227
      300    Allegiant Travel Co.                                             17
    2,700    AMR Corp.*                                                       21
    1,900    Continental Airlines, Inc. "B"*                                  40
   83,500    Delta Air Lines, Inc.*                                        1,134
      300    Hawaiian Holdings, Inc.*                                          2
    7,800    JetBlue Airways Corp.*                                           48
    1,520    Republic Airways Holdings, Inc.*                                  9
    1,000    SkyWest, Inc.                                                    15
    5,800    Southwest Airlines Co.                                           72
    1,700    UAL Corp.*                                                       34
   10,900    US Airways Group, Inc.*                                          96
                                                                      ----------
                                                                           3,739
                                                                      ----------
BUILDING PRODUCTS (0.1%)
      440    AAON, Inc.                                                       11
      300    American Woodmark Corp.                                           7
      200    Ameron International Corp.                                       13
      920    Apogee Enterprises, Inc.                                         13
   33,500    Armstrong World Industries, Inc.*                             1,256
      880    Gibraltar Industries, Inc.*                                      12
    1,587    Griffon Corp.*                                                   19
      560    Insteel Industries, Inc.                                          7
      500    Lennox International, Inc.                                       22
    2,800    Masco Corp.                                                      37
      900    Owens Corning, Inc.*                                             30
    1,240    Quanex Building Products Corp.                                   25
      700    Simpson Manufacturing Co., Inc.                                  20
      531    Trex Co., Inc.*                                                  12
      400    Universal Forest Products, Inc.                                  15
      200    USG Corp.*                                                        4
                                                                      ----------
                                                                           1,503
                                                                      ----------
COMMERCIAL PRINTING (0.1%)
   13,100    Bowne & Co., Inc.                                               145
    2,040    Cenveo, Inc.*                                                    15
    7,782    Consolidated Graphics, Inc.*                                    357
    1,000    Courier Corp.                                                    16
      690    Deluxe Corp.                                                     15
      800    Ennis, Inc.                                                      14
      100    InnerWorkings, Inc.*                                              1
      600    M & F Worldwide Corp.*                                           19
   51,700    R.R. Donnelley & Sons Co.                                       990
                                                                      ----------
                                                                           1,572
                                                                      ----------
CONSTRUCTION & ENGINEERING (0.0%)
      900    AECOM Technology Corp.*                                          23
    1,240    Comfort Systems USA, Inc.                                        14
    1,123    Dycom Industries, Inc.*                                          11
      800    EMCOR Group, Inc.*                                               20
    1,489    Fluor Corp.                                                      70
      500    Granite Construction, Inc.                                       15


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

    1,320    Great Lakes Dredge & Dock Corp.                          $        8
      600    Insituform Technologies, Inc. "A"*                               12
      900    Jacobs Engineering Group, Inc.*                                  38
    1,500    KBR, Inc.                                                        33
      900    Layne Christensen Co.*                                           22
      900    MasTec, Inc.*                                                    10
      280    Michael Baker Corp.*                                             10
      280    Northwest Pipe Co.*                                               6
      800    Orion Marine Group, Inc.*                                        12
    1,500    Quanta Services, Inc.*                                           31
      900    Shaw Group, Inc.*                                                31
      400    Sterling Construction Co., Inc.*                                  7
      100    Tutor Perini Corp.*                                               2
      500    URS Corp.*                                                       22
                                                                      ----------
                                                                             397
                                                                      ----------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.1%)
      600    AGCO Corp.*                                                      17
      100    Astec Industries, Inc.*                                           3
      500    Bucyrus International, Inc.                                      27
      500    Cascade Corp.                                                    17
    4,800    Caterpillar, Inc.                                               292
    1,600    Cummins, Inc.                                                   109
    3,300    Deere & Co.                                                     190
    2,513    Federal Signal Corp.                                             17
    2,680    Force Protection, Inc.*                                          12
      100    FreightCar America, Inc.                                          3
      100    Greenbrier Companies, Inc.*                                       1
      800    Joy Global, Inc.                                                 41
      358    Lindsay Corp.                                                    12
    7,100    Manitowoc Co., Inc.                                              85
      700    Navistar International Corp.*                                    38
    3,200    Oshkosh Corp.*                                                  114
    2,900    PACCAR, Inc.                                                    119
    3,600    Sauer-Danfoss, Inc.*                                             52
      800    Terex Corp.*                                                     17
      200    Titan International, Inc.                                         2
      100    Titan Machinery, Inc.*                                            1
    3,300    Toro Co.                                                        176
      400    Trinity Industries, Inc.                                          9
      733    WABCO Holdings, Inc.*                                            22
      300    Wabtec Corp.                                                     13
                                                                      ----------
                                                                           1,389
                                                                      ----------
 DIVERSIFIED SUPPORT SERVICES (0.0%)
    1,200    Cintas Corp.                                                     31
      400    Copart, Inc.*                                                    14
      600    Enernoc, Inc.*                                                   17
      618    G & K Services, Inc. "A"                                         15
      600    Healthcare Services Group, Inc.                                  12
    1,400    Iron Mountain, Inc.                                              34
      800    Kar Auction Services, Inc.*                                      11
      200    McGrath RentCorp                                                  5
    1,160    Mobile Mini, Inc.*                                               19
      100    Viad Corp.                                                        2
                                                                      ----------
                                                                             160
                                                                      ----------
 ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
      500    A. O. Smith Corp.                                                23
      700    A123 Systems, Inc.*                                               6
      600    Acuity Brands, Inc.                                              25
    1,640    Advanced Battery Technology, Inc.*                                5
      700    American Superconductor Corp.*                                   22
      700    AMETEK, Inc.                                                     28
      700    Baldor Electric Co.                                              25
    1,520    Belden, Inc.                                                     39
      700    Brady Corp. "A"                                                  20
    6,800    Emerson Electric Co.                                            316
      700    Encore Wire Corp.                                                14
    2,080    Ener1, Inc.*                                                      7
      400    Energy Conversion Devices, Inc.*                                  2
      600    EnerSys*                                                         14
      400    First Solar, Inc.*                                               45
      733    Franklin Electric Co., Inc.                                      21


================================================================================

42  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

    2,240    FuelCell Energy, Inc.*                                   $        5
    1,200    Fushi Copperweld, Inc.*                                          12
   45,207    General Cable Corp.*                                          1,409
    1,700    GrafTech International Ltd.*                                     28
    1,400    GT Solar International, Inc.*                                     8
      700    Hubbell, Inc. "B"                                                30
      160    II-IV, Inc.*                                                      5
    2,720    Microvision, Inc.*(a)                                             7
      700    Polypore International, Inc.*                                    14
      160    Powell Industries, Inc.*                                          5
    1,200    Regal-Beloit Corp.                                               72
    1,200    Rockwell Automation, Inc.                                        64
      600    Roper Industries, Inc.                                           35
      800    SunPower Corp. "A"*                                              11
      932    SunPower Corp. "B"*                                              11
      600    Thomas & Betts Corp.*                                            23
      640    Vicor Corp.*                                                      8
    3,200    Woodward Governor Co.                                            92
                                                                      ----------
                                                                           2,451
                                                                      ----------
ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
      653    ABM Industries, Inc.                                             14
      400    Clean Harbors, Inc.*                                             25
      800    Covanta Holding Corp.*                                           12
      600    Energy Solutions, Inc.                                            4
      100    Fuel Tech, Inc.*                                                  1
    1,080    Metalico, Inc.*                                                   5
    2,400    Republic Services, Inc.                                          70
      600    Rollins, Inc.                                                    13
      500    Stericycle, Inc.*                                                29
      100    Team, Inc.*                                                       1
    1,000    Tetra Tech, Inc.*                                                23
      100    US Ecology, Inc.                                                  1
      500    Waste Connections, Inc.*                                         18
    3,700    Waste Management, Inc.                                          120
      600    Waste Services, Inc.*                                             7
                                                                      ----------
                                                                             343
                                                                      ----------
HEAVY ELECTRICAL EQUIPMENT (0.0%)
    1,320    Broadwind Energy, Inc.*                                           3
                                                                      ----------
HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      100    Administaff, Inc.                                                 2
      400    CDI Corp.                                                         6
      480    COMSYS IT Partners, Inc.*(b)                                      9
      520    Heidrick & Struggles International, Inc.                         12
      840    Kelly Services, Inc. "A"*                                        12
      920    Kforce, Inc.*                                                    13
      350    Korn/Ferry International*                                         5
      600    Manpower, Inc.                                                   27
    1,200    On Assignment, Inc.*                                              7
    1,100    Robert Half International, Inc.                                  28
    1,600    SFN Group, Inc.*                                                 12
      716    Towers Watson & Co. "A"                                          33
    1,440    TrueBlue, Inc.*                                                  19
                                                                      ----------
                                                                             185
                                                                      ----------
INDUSTRIAL CONGLOMERATES (0.2%)
    6,000    3M Co.                                                          476
      600    Carlisle Companies, Inc.                                         23
  148,700    General Electric Co.                                          2,431
    7,000    McDermott International, Inc.*                                  155
      520    Raven Industries, Inc.                                           19
      380    Standex International Corp.                                      10
    2,100    Textron, Inc.                                                    44
    2,500    Tredegar Corp.                                                   41
                                                                      ----------
                                                                           3,199
                                                                      ----------
INDUSTRIAL MACHINERY (0.1%)
      600    3D Systems Corp.*                                                 8
    1,200    Actuant Corp. "A"                                                24
      800    Albany International Corp. "A"                                   15
      840    Altra Holdings, Inc.*                                            11
      240    Ampco-Pittsburgh Corp.                                            6
      881    Badger Meter, Inc.                                               35
      700    Barnes Group, Inc.                                               13
    1,280    Blount International, Inc.*                                      14
      700    Briggs & Stratton Corp.                                          14
      700    Chart Industries, Inc.*                                          13


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      446    China Fire & Security Group, Inc.*(a)                    $        6
      500    CIRCOR International, Inc.                                       15
      700    CLARCOR, Inc.                                                    25
    1,360    Colfax Corp.*                                                    16
      100    Columbus McKinnon Corp.*                                          2
      600    Crane Co.                                                        20
    1,900    Danaher Corp.                                                   151
    1,000    Donaldson Co., Inc.                                              43
    1,400    Dover Corp.                                                      63
      400    Dynamic Materials Corp.                                           6
    1,200    Eaton Corp.                                                      84
      640    EnPro Industries, Inc.*                                          20
      700    ESCO Technologies, Inc.                                          18
      500    Flowserve Corp.                                                  48
      300    Gardner Denver, Inc.                                             14
      472    Gorman-Rupp Co.                                                  13
    3,300    Graco, Inc.                                                     105
      800    Graham Corp.                                                     13
      655    Harsco Corp.                                                     18
      500    IDEX Corp.                                                       15
    3,600    Illinois Tool Works, Inc.                                       167
      960    John Bean Technologies Corp.                                     17
      400    Kadant, Inc.*                                                     8
      500    Kaydon Corp.                                                     19
      500    Kennametal, Inc.                                                 14
      320    L.B. Foster Co. "A"*                                              9
      400    Lincoln Electric Holdings, Inc.                                  22
      300    Middleby Corp.*                                                  17
      688    Mueller Industries, Inc.                                         18
    4,720    Mueller Water Products, Inc. "A"                                 20
      600    Nordson Corp.                                                    40
      800    Pall Corp.                                                       27
    1,200    Parker-Hannifin Corp.                                            74
      600    Pentair, Inc.                                                    21
      440    PMFG, Inc.*                                                       7
      760    RBC Bearings, Inc.*                                              21
      191    Robbins & Myers, Inc.                                             4
      300    Snap-On, Inc.                                                    13
      300    SPX Corp.                                                        18
      393    Sun Hydraulics Corp.                                             10
      560    Tecumseh Products Co. "A"*                                        7
    1,050    Tennant Co.                                                      35
      800    Timken Co.                                                       23
      720    TriMas Corp.*                                                     7
      200    Valmont Industries, Inc.                                         16
      500    Watts Water Technologies, Inc. "A"                               16
                                                                      ----------
                                                                           1,498
                                                                      ----------
MARINE (0.0%)
      400    Alexander & Baldwin, Inc.                                        13
      280    American Commercial Lines, inc.*                                  6
    2,000    Eagle Bulk Shipping, Inc.*                                        9
      840    Genco Shipping & Trading Ltd.*                                   16
      500    Kirby Corp.*                                                     20
                                                                      ----------
                                                                              64
                                                                      ----------
OFFICE SERVICES & SUPPLIES (0.0%)
    1,800    ACCO Brands Corp.*                                               13
      200    American Reprographics Co.*                                       2
      880    APAC Customer Services, Inc.*                                     6
      700    Avery Dennison Corp.                                             24
      700    Herman Miller, Inc.                                              13
      700    HNI Corp.                                                        21
    1,320    Interface, Inc. "A"                                              16
      760    Kimball International, Inc. "B"                                   5
      300    Knoll, Inc.                                                       4
    1,600    Mine Safety Appliances Co.                                       44
    1,500    Pitney Bowes, Inc.                                               34
    2,500    Steelcase, Inc. "A"                                              21
    6,291    Sykes Enterprises, Inc.*                                        109
      500    United Stationers, Inc.*                                         29
                                                                      ----------
                                                                             341
                                                                      ----------


================================================================================

44  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

RAILROADS (0.0%)
    3,100    CSX Corp.                                                $      162
      600    Genesee & Wyoming, Inc. "A"*                                     22
      600    Kansas City Southern*                                            23
    2,900    Norfolk Southern Corp.                                          164
      640    RailAmerica, Inc.*                                                7
    3,900    Union Pacific Corp.                                             278
                                                                      ----------
                                                                             656
                                                                      ----------
RESEARCH & CONSULTING SERVICES (0.0%)
      480    Advisory Board Co.*                                              18
      200    CBIZ, Inc.*                                                       1
      500    Corporate Executive Board Co.                                    16
      120    CoStar Group, Inc.*                                               5
      360    CRA International, Inc.*                                          8
      760    Diamond Management & Technology Consultants, Inc.                 8
      300    Dun & Bradstreet Corp.                                           22
      800    Equifax, Inc.                                                    24
      480    Exponent, Inc.*                                                  13
      700    FTI Consulting, Inc.*                                            30
      100    Huron Consulting Group, Inc.*                                     2
      280    ICF International, Inc.*                                          6
      200    IHS, Inc. "A"*                                                   10
      400    Navigant Consulting, Inc.*                                        5
      300    Resources Connection, Inc.*                                       5
      600    School Specialty, Inc.*                                          13
    3,000    Verisk Analytics, Inc. "A"*                                      91
      300    VSE Corp.                                                        12
                                                                      ----------
                                                                             289
                                                                      ----------
SECURITY & ALARM SERVICES (0.0%)
      525    Brink's Co.                                                      12
      360    Cornell Companies, Inc.*                                         10
      700    Corrections Corp. of America*                                    14
      600    GEO Group, Inc.*                                                 12
                                                                      ----------
                                                                              48
                                                                      ----------
TRADING COMPANIES & DISTRIBUTORS (0.0%)
    1,520    Aircastle Ltd.                                                   15
      600    Applied Industrial Technologies, Inc.                            17
    4,600    Beacon Roofing Supply, Inc.*                                     97
      900    Fastenal Co.                                                     45
      200    GATX Corp.                                                        6
      880    H&E Equipment Services, Inc.*                                     9
      560    Houston Wire & Cable Co.                                          6
    1,040    Interline Brands, Inc.*                                          21
      200    Kaman Corp.                                                       5
    5,225    MSC Industrial Direct Co., Inc. "A"                             270
      300    RSC Holdings, Inc.*                                               2
    1,800    Rush Enterprises, Inc. "A"*                                      27
      480    TAL International Group, Inc.                                    12
      500    United Rentals, Inc.*                                             6
      400    W.W. Grainger, Inc.                                              41
      500    Watsco, Inc.                                                     29
      600    WESCO International, Inc.*                                       22
                                                                      ----------
                                                                             630
                                                                      ----------
TRUCKING (0.0%)
    1,100    AMERCO*                                                          60
      500    Arkansas Best Corp.                                              12
      940    Avis Budget Group, Inc.*                                         11
      720    Celadon Group, Inc.*                                             10
      200    Con-Way, Inc.                                                     7
    1,740    Dollar Thrifty Automotive Group, Inc.*                           81
      600    Heartland Express, Inc.                                           9
    1,600    Hertz Global Holdings, Inc.*                                     18
      500    JB Hunt Transport Services, Inc.                                 17
      800    Knight Transportation, Inc.                                      16
      778    Landstar System, Inc.                                            33


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

    1,200    Marten Transport, Ltd.*                                  $       27
      500    Old Dominion Freight Line, Inc.*                                 18
      139    Patriot Transportation Holding, Inc.*                            12
      600    Ryder System, Inc.                                               27
      440    Saia, Inc.*                                                       6
      600    Werner Enterprises, Inc.                                         13
                                                                      ----------
                                                                             377
                                                                      ----------
             Total Industrials                                            25,402
                                                                      ----------

INFORMATION TECHNOLOGY (5.2%)
-----------------------------
APPLICATION SOFTWARE (0.1%)
      200    ACI Worldwide, Inc.*                                              4
    1,550    Actuate Corp.*                                                    7
    4,100    Adobe Systems, Inc.*                                            132
    1,100    Advent Software, Inc.*                                           48
    2,820    ANSYS, Inc.*                                                    123
    1,775    Autodesk, Inc.*                                                  52
    1,200    Blackbaud, Inc.                                                  27
      500    Blackboard, Inc.*                                                20
      800    Bottomline Technologies, Inc.*                                   13
    2,000    Cadence Design Systems, Inc.*                                    13
    1,300    Citrix Systems, Inc.*                                            57
    2,700    Compuware Corp.*                                                 22
      600    Concur Technologies, Inc.*                                       25
      900    Ebix, Inc.*                                                      14
    1,520    Epicor Software Corp.*                                           14
      200    Epiq Systems, Inc.*                                               2
      600    FactSet Research Systems, Inc.                                   41
      900    Fair Isaac Corp.                                                 21
    1,100    Henry Jack & Associates, Inc.                                    26
    1,100    Informatica Corp.*                                               28
      400    Interactive Intelligence, Inc.*                                   7
    2,500    Intuit, Inc.*                                                    89
      657    JDA Software Group, Inc.*                                        18
      720    Kenexa Corp.*                                                    10
    3,240    Lawson Software, Inc.*                                           27
      720    Manhattan Associates, Inc.*                                      21
      800    Mentor Graphics Corp.*                                            7
      500    MicroStrategy, Inc. "A"*                                         39
      680    Monotype Imaging Holdings, Inc.*                                  7
      100    Net 1 U.E.P.S Technologies, Inc.*                                 1
    1,000    NetScout Systems, Inc.*                                          14
    1,700    Nuance Communications, Inc.*                                     29
    1,200    Parametric Technology Corp.*                                     20
      800    Pegasystems, Inc.                                                24
    1,500    PROS Holdings, Inc.*                                             10
      800    Quest Software, Inc.*                                            15
    1,800    S1 Corp.*                                                        11
      800    Salesforce.com, Inc.*                                            69
      920    Smith Micro Software, Inc.*                                       9
      360    Solarwinds, Inc.*                                                 7
      800    Solera Holdings, Inc.                                            28
    1,700    SuccessFactors, Inc.*                                            38
    1,240    Symyx Technologies, Inc.*                                         8
      600    Synchronoss Technologies, Inc.*                                  12
    1,300    Synopsys, Inc.*                                                  28
      502    Taleo Corp. "A"*                                                 13
    3,200    TIBCO Software, Inc.*                                            36
    1,400    TiVo, Inc.*                                                      13
    7,300    Tyler Technologies, Inc.*                                       118
      466    Ultimate Software Group, Inc.*                                   16
                                                                      ----------
                                                                           1,433
                                                                      ----------
COMMUNICATIONS EQUIPMENT (0.3%)
      800    Acme Packet, Inc.*                                               23
   39,300    ADC Telecommunications, Inc.*                                   325
      700    ADTRAN, Inc.                                                     19
    1,100    Anaren, Inc.*                                                    16
    1,300    ARRIS Group, Inc.*                                               14


================================================================================

46  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      880    Aruba Networks, Inc.*                                    $       12
    1,920    Aviat Networks, Inc.*                                             8
      354    Bel Fuse, Inc. "B"                                                6
      500    Black Box Corp.                                                  15
      600    Blue Coat Systems, Inc.*                                         13
    3,600    Brocade Communications Systems, Inc.*                            20
      700    Ciena Corp.*                                                     11
   48,000    Cisco Systems, Inc.*                                          1,112
    2,000    Cogo Group, Inc.*                                                14
      600    CommScope, Inc.*                                                 17
      500    Comtech Telecommunications Corp.*                                14
      640    DG FastChannel, Inc.*                                            27
      800    Digi International, Inc.*                                         7
      600    EchoStar Corp. "A"*                                              13
      520    EMS Technologies, Inc.*                                           8
    1,200    Emulex Corp.*                                                    13
    2,880    Extreme Networks, Inc.*                                           8
      500    F5 Networks, Inc.*                                               35
      680    Globecomm Systems, Inc.*                                          5
    3,080    Harmonic, Inc.*                                                  18
      900    Harris Corp.                                                     42
      500    Hughes Communications, Inc.*                                     13
    2,440    Infinera Corp.*                                                  17
      600    InterDigital, Inc.*                                              16
    1,040    Ixia*                                                            10
    2,000    JDS Uniphase Corp.*                                              23
    4,200    Juniper Networks, Inc.*                                         112
      360    Loral Space & Communications, Inc.*                              14
   18,700    Motorola, Inc.*                                                 128
      600    Netgear, Inc.*                                                   14
    2,600    Network Equipment Technologies, Inc.*                            12
      800    Oplink Communications, Inc.*                                     11
    5,380    Palm, Inc.*                                                      31
    1,000    Plantronics, Inc.                                                30
    1,000    Polycom, Inc.*                                                   30
   90,100    QUALCOMM, Inc.                                                3,204
      700    Riverbed Technology, Inc.*                                       19
    1,040    SeaChange International, Inc.*                                    9
    1,440    ShoreTel, Inc.*                                                   8
    3,280    Sycamore Networks, Inc.                                          58
    1,400    Symmetricom, Inc.*                                                7
      900    Tekelec*                                                         13
    2,900    Tellabs, Inc.                                                    26
      600    Viasat, Inc.*                                                    19
                                                                      ----------
                                                                           5,639
                                                                      ----------
COMPUTER HARDWARE (0.9%)
      600    3PAR, Inc.*                                                       6
   22,626    Apple, Inc.*                                                  5,819
    4,200    Avid Technology, Inc.*                                           57
    1,320    Cray, Inc.*                                                       6
  180,271    Dell, Inc.*                                                   2,403
      500    Diebold, Inc.                                                    15
   65,456    Hewlett-Packard Co.                                           3,012
   40,080    International Business Machines Corp.                         5,020
    1,100    NCR Corp.*                                                       15
      960    Silicon Graphics International Corp.*                             8
      600    Stratasys, Inc.*                                                 14
      760    Super Micro Computer, Inc.*                                      10
   13,100    Teradata Corp.*                                                 418
                                                                      ----------
                                                                          16,803
                                                                      ----------
COMPUTER STORAGE & PERIPHERALS (0.7%)
    4,040    Adaptec, Inc.*                                                   12
      520    Compellent Technologies, Inc.*                                    7
      300    Electronics for Imaging, Inc.*                                    3
   16,300    EMC Corp.*                                                      303
      200    Imation Corp.*                                                    2
      480    Intermec, Inc.*                                                   5
      680    Intevac, Inc.*                                                    8


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      840    Isilon Systems, Inc.*                                    $       11
   28,200    Lexmark International, Inc. "A"*                              1,059
    3,100    NetApp, Inc.*                                                   117
    1,520    Netezza Corp.*                                                   20
    1,040    Novatel Wireless, Inc.*                                           6
    1,100    QLogic Corp.*                                                    20
   35,900    SanDisk Corp.*                                                1,674
   15,100    Seagate Technology*                                             232
      200    STEC, Inc.*                                                       2
      600    Synaptics, Inc.*                                                 18
  263,274    Western Digital Corp.*                                        9,165
                                                                      ----------
                                                                          12,664
                                                                      ----------
DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
      500    Alliance Data Systems Corp.*                                     35
    3,900    Automatic Data Processing, Inc.                                 159
    1,312    Broadridge Financial Solutions, Inc.                             25
      320    Cass Information Systems, Inc.                                   10
   21,856    Computer Sciences Corp.*                                      1,093
      600    Convergys Corp.*                                                  7
    4,874    CSG Systems International, Inc.*                                100
    1,000    CyberSource Corp.*                                               26
      200    DST Systems, Inc.                                                 8
    2,200    Euronet Worldwide, Inc.*                                         29
      480    ExlService Holdings, Inc.*                                        8
    1,100    Fidelity National Information Services, Inc.                     30
    1,100    Fiserv, Inc.*                                                    52
    1,600    Genpact Ltd.*                                                    27
   11,000    Global Cash Access Holdings, Inc.*                               88
      884    Global Payments, Inc.                                            37
      300    Heartland Payment Systems, Inc.                                   5
   19,324    Hewitt Associates, Inc. "A"*                                    720
    1,080    info GROUP, Inc.*                                                 9
   21,021    Lender Processing Services, Inc.                                713
    2,800    MasterCard, Inc. "A"                                            565
    2,680    MoneyGram International, Inc.*                                    7
    1,300    NeuStar, Inc. "A"*                                               28
    2,400    Paychex, Inc.                                                    68
      300    Syntel, Inc.                                                     10
      200    TeleTech Holdings, Inc.*                                          3
      500    TNS, Inc.*                                                       10
    1,100    Total System Services, Inc.                                      16
   22,300    VeriFone Holdings, Inc.*                                        450
    3,600    Visa, Inc. "A"                                                  261
   49,400    Western Union Co.                                               788
      600    Wright Express Corp.*                                            19
                                                                      ----------
                                                                           5,406
                                                                      ----------
ELECTRONIC COMPONENTS (0.0%)
    1,200    Amphenol Corp. "A"                                               51
      700    AVX Corp.                                                        10
   12,500    Corning, Inc.                                                   218
      500    Dolby Laboratories, Inc. "A"*                                    33
      640    DTS, Inc.*                                                       21
      680    Littelfuse, Inc.*                                                24
    2,440    Power One, Inc.*                                                 19
      520    Rogers Corp.*                                                    15
    1,640    Technitrol, Inc.                                                  6
      959    Universal Display Corp.*                                         15
   24,300    Vishay Intertechnology, Inc.*                                   220
                                                                      ----------
                                                                             632
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
    2,700    Agilent Technologies, Inc.*                                      87
      600    Checkpoint Systems, Inc.*                                        12
    1,360    China Security & Surveillance Technology, Inc.*(a)                6


================================================================================

48  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      200    Cogent, Inc.*                                             $       2
      600    Cognex Corp.                                                     12
      100    Coherent, Inc.*                                                   4
      640    Comverge, Inc.*                                                   6
    1,080    Daktronics, Inc.                                                  9
      880    Electro Scientific Industries, Inc.*                             11
      600    FARO Technologies, Inc.*                                         14
    1,300    FLIR Systems, Inc.*                                              37
      200    Itron, Inc.*                                                     13
    7,500    L-1 Identity Solutions, Inc.*                                    56
      517    MTS Systems Corp.                                                15
      300    National Instruments Corp.                                       10
    1,160    Newport Corp.*                                                   12
      520    OSI Systems, Inc.*                                               14
      500    Rofin-Sinar Technologies, Inc.*                                  12
                                                                      ----------
                                                                             332
                                                                      ----------
ELECTRONIC MANUFACTURING SERVICES (0.1%)
    1,100    Benchmark Electronics, Inc.*                                     20
    1,080    CTS Corp.                                                        11
    1,058    Echelon Corp.*                                                    9
      100    IPG Photonics Corp.*                                              2
   44,900    Jabil Circuit, Inc.                                             615
      724    Maxwell Technologies, Inc.*                                       9
      480    Measurement Specialties, Inc.*                                    7
      760    Mercury Computer Systems, Inc.*                                   9
    1,240    Methode Electronics, Inc.                                        13
    1,200    Molex, Inc.                                                      25
      600    Multi-Fineline Electronix, Inc.*                                 16
      640    Park Electrochemical Corp.                                       17
      500    Plexus Corp.*                                                    17
      800    Radisys Corp.*                                                    7
    1,320    Smart Modular Technologies, Inc.*                                 8
      800    Trimble Navigation Ltd.*                                         23
    1,400    TTM Technologies, Inc.*                                          16
                                                                      ----------
                                                                             824
                                                                      ----------
HOME ENTERTAINMENT SOFTWARE (0.0%)
   52,800    Activision Blizzard, Inc.                                       568
    2,500    Electronic Arts, Inc.*                                           41
   16,300    Take-Two Interactive Software, Inc.*                            189
    2,360    THQ, Inc.*                                                       14
                                                                      ----------
                                                                             812
                                                                      ----------
INTERNET SOFTWARE & SERVICES (0.7%)
    1,500    Akamai Technologies, Inc.*                                       60
    4,436    AOL, Inc.*                                                       91
    4,080    Art Technology Group, Inc.*                                      15
      680    comScore, Inc.*                                                  10
    1,200    Constant Contact, Inc.*                                          26
      200    Dealertrack Holdings, Inc.*                                       3
      600    Digital River, Inc.*                                             17
    1,040    DivX, Inc.*                                                       7
    3,800    EarthLink, Inc.                                                  33
   40,100    eBay, Inc.*                                                     859
      529    Equinix, Inc.*                                                   49
   21,700    Google, Inc. "A"*                                            10,528
      600    IAC/InterActiveCorp.*                                            14
    1,120    InfoSpace, Inc.*                                                  9
    1,800    Internap Network Services Corp.*                                  9
      880    Internet Brands, Inc. "A"*                                        9
    1,200    Internet Capital Group, Inc.*                                    10
      500    J2 Global Communications, Inc.*                                  12
      200    Knot, Inc.*                                                       1
    1,200    Liquidity Services, Inc.*                                        16
      680    Loopnet, Inc.*                                                    7
      100    MercadoLibre, Inc.*                                               5
    1,520    ModusLink Global Solutions, Inc.*                                12
      900    Monster Worldwide, Inc.*                                         13
    4,160    Move, Inc.*                                                       9


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  49

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

    1,560    NIC, Inc.                                                $       10
      920    Perficient, Inc.*                                                10
      900    Rackspace Hosting, Inc.*                                         16
    2,680    RealNetworks, Inc.*                                              10
      600    Savvis, Inc.*                                                    11
    1,800    Terremark Worldwide, Inc.*                                       14
    9,600    Time Warner, Inc.                                               297
    1,507    United Online, Inc.                                              10
    2,900    ValueClick, Inc.*                                                34
   31,600    VeriSign, Inc.*                                                 882
      640    Vocus, Inc.*                                                     10
      200    WebMD Health Corp. "A"*                                           9
    9,300    Yahoo!, Inc.*                                                   143
                                                                      ----------
                                                                          13,280
                                                                      ----------
IT CONSULTING & OTHER SERVICES (0.0%)
    1,524    Acxiom Corp.*                                                    26
    5,900    Amdocs Ltd.*                                                    168
      500    CACI International, Inc. "A"*                                    23
    2,200    CIBER, Inc.*                                                      7
    2,300    Cognizant Technology Solutions Corp. "A"*                       115
      600    Forrester Research, Inc.*                                        19
    3,060    Gartner, Inc.*                                                   76
      720    iGATE Corp.                                                       8
      520    Integral Systems, Inc.*                                           4
      500    ManTech International Corp. "A"*                                 23
      500    Maximus, Inc.                                                    30
      240    NCI, Inc. "A"*                                                    5
    1,200    Ness Technologies, Inc.*                                          6
      680    RightNow Technologies, Inc.*                                     10
    2,900    SAIC, Inc.*                                                      50
    1,700    Sapient Corp.                                                    17
      500    SRA International, Inc. "A"*                                     11
      600    Unisys Corp.*                                                    14
                                                                      ----------
                                                                             612
                                                                      ----------
OFFICE ELECTRONICS (0.0%)
   10,909    Xerox Corp.                                                     102
      300    Zebra Technologies Corp. "A"*                                     8
                                                                      ----------
                                                                             110
                                                                      ----------
SEMICONDUCTOR EQUIPMENT (0.1%)
    1,058    Advanced Energy Industries, Inc.*                                13
   12,200    Amkor Technology, Inc.*(a)                                       83
   10,600    Applied Materials, Inc.                                         137
      200    ATMI, Inc.*                                                       3
    2,240    Brooks Automation, Inc.*                                         19
      400    Cabot Microelectronics Corp.*                                    15
      760    Cohu, Inc.                                                       11
      500    Cymer, Inc.*                                                     15
    4,240    Entegris, Inc.*                                                  23
      500    FEI Co.*                                                         10
      700    FormFactor, Inc.*                                                 9
    1,200    KLA-Tencor Corp.                                                 37
    2,382    Kulicke & Soffa Industries, Inc.*                                17
      900    Lam Research Corp.*                                              34
    1,800    MEMC Electronic Materials, Inc.*                                 20
      600    MKS Instruments, Inc.*                                           12
    1,000    Novellus Systems, Inc.*                                          26
    1,720    Photronics, Inc.*                                                 9
      400    Rubicon Technology, Inc.*                                        11
    1,040    Rudolph Technologies, Inc.*                                       9
    1,500    Teradyne, Inc.*                                                  16
      700    Tessera Technologies, Inc.*                                      12
      760    Ultratech, Inc.*                                                 11
      400    Varian Semiconductor Equipment Associates, Inc.*                 12
   23,400    Veeco Instruments, Inc.*                                        893
                                                                      ----------
                                                                           1,457
                                                                      ----------


================================================================================

50  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

SEMICONDUCTORS (1.0%)
      840    Actel Corp.*                                             $       12
    4,500    Advanced Micro Devices, Inc.*                                    39
    5,200    Altera Corp.                                                    123
    2,200    ANADIGICS, Inc.*                                                  9
    2,200    Analog Devices, Inc.                                             64
    2,200    Applied Micro Circuits Corp.*                                    24
   11,300    Atheros Communications, Inc.*                                   384
   11,400    Atmel Corp.*                                                     58
    9,100    Broadcom Corp. "A"                                              314
      500    Cavium Networks, Inc.*                                           13
      640    Ceva, Inc.*                                                       8
    2,160    Cirrus Logic, Inc.*                                              31
      800    Cree, Inc.*                                                      53
    1,600    Cypress Semiconductor Corp.*                                     18
      240    Diodes, Inc.*                                                     5
      800    DSP Group, Inc.*                                                  5
    1,760    Entropic Communications, Inc.*                                    9
    1,160    Exar Corp.*                                                       8
      800    Fairchild Semiconductor International, Inc.*                      8
      300    Hittite Microwave Corp.*                                         14
    1,100    Integrated Device Technology, Inc.*                               6
  506,300    Intel Corp.                                                  10,845
      700    International Rectifier Corp.*                                   15
    1,100    Intersil Corp. "A"                                               15
      760    IXYS Corp.*                                                       7
    2,320    Kopin Corp.*                                                      8
    3,700    Lattice Semiconductor Corp.*                                     18
    9,100    Linear Technology Corp.                                         254
    5,500    LSI Corp.*                                                       29
   15,800    Marvell Technology Group Ltd.*                                  300
    2,300    Maxim Integrated Products, Inc.                                  41
    1,300    Micrel, Inc.                                                     14
    1,300    Microchip Technology, Inc.                                       36
    7,100    Micron Technology, Inc.*                                         65
    1,000    Microsemi Corp.*                                                 16
    1,440    MIPS Technologies, Inc.*                                          7
      200    Monolithic Power Systems, Inc.*                                   4
    1,700    National Semiconductor Corp.                                     24
      800    NetLogic Microsystems, Inc.*                                     23
      160    NVE Corp.*                                                        8
   17,600    NVIDIA Corp.*                                                   231
      600    OmniVision Technologies, Inc.*                                   12
    3,300    ON Semiconductor Corp.*                                          24
      800    Pericom Semiconductor Corp.*                                      8
    1,120    PLX Technology, Inc.*                                             5
    1,900    PMC-Sierra, Inc.*                                                15
   12,900    Power Integrations, Inc.                                        438
      800    Rambus, Inc.*                                                    19
    8,600    RF Micro Devices, Inc.*                                          41
    1,035    Semtech Corp.*                                                   18
      840    Sigma Designs, Inc.*                                              9
    2,440    Silicon Image, Inc.*                                              9
      700    Silicon Laboratories, Inc.*                                      32
    1,900    Skyworks Solutions, Inc.*                                        30
      720    Standard Microsystems Corp.*                                     17
      357    Supertex, Inc.*                                                  10
  125,502    Texas Instruments, Inc.                                       3,065
    3,440    TriQuint Semiconductor, Inc.*                                    24
      725    Volterra Semiconductor Corp.*                                    17
  108,800    Xilinx, Inc.                                                  2,660
   13,700    Zoran Corp.*                                                    132
                                                                      ----------
                                                                          19,750
                                                                      ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  51

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

SYSTEMS SOFTWARE (1.0%)
      900    ArcSight, Inc.*                                          $       19
    1,600    Ariba, Inc.*                                                     24
    1,900    BMC Software, Inc.*                                              70
   30,863    CA, Inc.                                                        625
    1,500    CommVault Systems, Inc.*                                         34
      600    Double-Take Software, Inc.*                                       6
      400    Fortinet, Inc.*                                                   7
    2,000    McAfee, Inc.*                                                    64
      900    MICROS Systems, Inc.*                                            31
  574,409    Microsoft Corp.                                              14,820
    6,700    Novell, Inc.*                                                    39
      480    Opnet Technologies, Inc.                                          8
   76,323    Oracle Corp.                                                  1,723
      500    Progress Software Corp.*                                         16
      960    Radiant Systems, Inc.*                                           13
   44,900    Red Hat, Inc.*                                                1,316
      900    Rovi Corp.*                                                      34
    1,716    SonicWALL, Inc.*                                                 16
      720    Sourcefire, Inc.*                                                15
      700    Sybase, Inc.*                                                    45
    6,500    Symantec Corp.*                                                  92
    1,240    TeleCommunication Systems, Inc. "A"*                              6
      840    VASCO Data Security International, Inc.*                          5
      500    VMware, Inc. "A"*                                                33
      500    Websense, Inc.*                                                  10
                                                                      ----------
                                                                          19,071
                                                                      ----------
TECHNOLOGY DISTRIBUTORS (0.0%)
    1,200    Agilysys, Inc.                                                    8
      500    Anixter International, Inc.*                                     24
      800    Arrow Electronics, Inc.*                                         22
    6,400    Avnet, Inc.*                                                    184
    3,800    Brightpoint, Inc.*                                               28
      600    Electro Rent Corp.                                                8
    1,400    Ingram Micro, Inc. "A"*                                          24
    1,480    Insight Enterprises, Inc.*                                       22
      200    ScanSource, Inc.*                                                 5
      500    SYNNEX Corp.*                                                    13
    7,090    Tech Data Corp.*                                                288
                                                                      ----------
                                                                             626
                                                                      ----------
             Total Information Technology                                 99,451
                                                                      ----------
MATERIALS (1.6%)
----------------
ALUMINUM (0.0%)
    7,600    Alcoa, Inc.                                                      88
      460    Century Aluminum Co.*                                             5
      100    Kaiser Alum Corp.                                                 4
                                                                      ----------
                                                                              97
                                                                      ----------
COMMODITY CHEMICALS (0.0%)
      800    Calgon Carbon Corp.*                                             12
    3,800    Celanese Corp. "A"                                              109
      600    Koppers Holdings, Inc.                                           16
    1,400    NL Industries, Inc.                                              10
    1,000    Spartech Corp.*                                                  13
      900    Westlake Chemical Corp.                                          19
                                                                      ----------
                                                                             179
                                                                      ----------
CONSTRUCTION MATERIALS (0.0%)
      200    Eagle Materials, Inc.                                             6
    1,600    Headwaters, Inc.*                                                 6
      200    Martin Marietta Materials, Inc.                                  19
      500    Texas Industries, Inc.                                           18
      900    Vulcan Materials Co.                                             46
                                                                      ----------
                                                                              95
                                                                      ----------
DIVERSIFIED CHEMICALS (0.2%)
   30,900    Ashland, Inc.                                                 1,657
      700    Cabot Corp.                                                      20
    8,900    Dow Chemical Co.                                                240
    7,100    E.I. du Pont de Nemours & Co.                                   257
      819    Eastman Chemical Co.                                             49
      500    FMC Corp.                                                        30
   92,000    Huntsman Corp.                                                  918
      582    LSB Industries, Inc.*                                            10
      900    Olin Corp.                                                       17
    1,100    PPG Industries, Inc.                                             70
      920    ShengdaTech, Inc.*                                                5
    1,300    Solutia, Inc.*                                                   20
                                                                      ----------
                                                                           3,293
                                                                      ----------


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52  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

DIVERSIFIED METALS & MINING (0.6%)
      500    AMCOL International Corp.                                $       13
      640    Brush Engineered Materials, Inc.*                                16
      300    Compass Minerals International, Inc.                             23
  150,900    Freeport-McMoRan Copper & Gold, Inc.                         10,571
    1,720    General Moly, Inc.*                                               6
    1,400    Horsehead Holding Corp.*                                         15
      500    RTI International Metals, Inc.*                                  13
    1,300    Southern Copper Corp.                                            38
      500    Titanium Metals Corp.*                                            9
      400    Walter Industries, Inc.                                          32
                                                                      ----------
                                                                          10,736
                                                                      ----------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
   24,296    CF Industries Holdings, Inc.                                  1,666
      400    Intrepid Potash, Inc.*                                           10
    4,100    Monsanto Co.                                                    209
    1,200    Mosaic Co.                                                       55
      623    Scotts Miracle-Gro Co. "A"                                       28
                                                                      ----------
                                                                           1,968
                                                                      ----------
FOREST PRODUCTS (0.0%)
       80    Deltic Timber Corp.                                               4
    1,160    Louisiana-Pacific Corp.*                                         10
    1,600    Weyerhaeuser Co.                                                 68
                                                                      ----------
                                                                              82
                                                                      ----------
INDUSTRIAL GASES (0.0%)
    1,500    Air Products & Chemicals, Inc.                                  104
      800    Airgas, Inc.                                                     50
    2,300    Praxair, Inc.                                                   178
                                                                      ----------
                                                                             332
                                                                      ----------
METAL & GLASS CONTAINERS (0.0%)
      200    AEP Industries, Inc.*                                             5
      500    AptarGroup, Inc.                                                 20
      600    Ball Corp.                                                       30
    1,100    Crown Holdings, Inc.*                                            26
      100    Greif, Inc. "A"                                                   5
    1,020    Myers Industries, Inc.                                            9
    1,200    Owens-Illinois, Inc.*                                            36
    1,190    Pactiv Corp.*                                                    34
      700    Silgan Holdings, Inc.                                            20
                                                                      ----------
                                                                             185
                                                                      ----------
PAPER PACKAGING (0.0%)
      800    Bemis Co., Inc.                                                  23
      100    Boise, Inc.*                                                      1
    3,400    Graphic Packaging Holding Co.*                                   11
      600    Packaging Corp. of America                                       13
      600    Rock-Tenn Co. "A"                                                31
    1,300    Sealed Air Corp.                                                 27
      700    Sonoco Products Co.                                              21
    1,600    Temple-Inland, Inc.                                              34
                                                                      ----------
                                                                             161
                                                                      ----------
PAPER PRODUCTS (0.2%)
    2,600    Buckeye Technologies, Inc.*                                      31
      600    Clearwater Paper Corp.*                                          37
    9,800    Domtar Corp.*                                                   600
    1,000    Glatfelter                                                       12
  111,414    International Paper Co.                                       2,588
    1,200    KapStone Paper & Packaging Corp.*                                13
    1,300    MeadWestvaco Corp.                                               31
      100    Neenah Paper, Inc.                                                2
      400    Schweitzer-Mauduit International, Inc.                           22
    1,400    Wausau Paper Corp.*                                              12
                                                                      ----------
                                                                           3,348
                                                                      ----------
SPECIALTY CHEMICALS (0.5%)
      878    A. Schulman, Inc.                                                20
      500    Albemarle Corp.                                                  22
      500    Arch Chemicals, Inc.                                             17
      960    Balchem Corp.                                                    23
      400    Cytec Industries, Inc.                                           17
    1,700    Ecolab, Inc.                                                     80
      700    Ferro Corp.*                                                      6


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  53

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      700    H.B. Fuller Co.                                          $       15
      560    Innophos Holdings, Inc.                                          16
      760    Innospec, Inc.*                                                  10
      500    International Flavors & Fragrances, Inc.                         22
    2,100    Landec Corp.*                                                    13
   96,100    Lubrizol Corp.                                                8,512
      400    Minerals Technologies, Inc.                                      21
      900    Nalco Holding Co.                                                21
      700    Newmarket Corp.                                                  72
      500    OM Group, Inc.*                                                  15
    3,040    PolyOne Corp.*                                                   30
      360    Quaker Chemical Corp.                                            10
      600    Rockwood Holdings, Inc.*                                         16
      800    RPM International, Inc.                                          16
      700    Sensient Technologies Corp.                                      19
      900    Sigma-Aldrich Corp.                                              48
      240    Stepan Co.                                                       17
    1,000    Valspar Corp.                                                    31
      900    W.R. Grace & Co.*                                                23
      680    Zep, Inc.                                                        13
                                                                      ----------
                                                                           9,125
                                                                      ----------
STEEL (0.0%)
      800    AK Steel Holding Corp.                                           12
      700    Allegheny Technologies, Inc.                                     38
      520    AM Castle & Co.*                                                  8
      200    Carpenter Technology Corp.                                        8
    1,000    Cliffs Natural Resources, Inc.                                   56
      700    Commercial Metals Co.                                            11
      400    Haynes International, Inc.                                       13
    2,400    Nucor Corp.                                                     103
      280    Olympic Steel, Inc.                                               8
      400    Reliance Steel & Aluminum Co.                                    18
      300    Schnitzer Steel Industries, Inc. "A"                             15
    1,500    Steel Dynamics, Inc.                                             22
    1,000    United States Steel Corp.                                        47
    1,720    Worthington Industries, Inc.                                     25
                                                                      ----------
                                                                             384
                                                                      ----------
             Total Materials                                              29,985
                                                                      ----------
TELECOMMUNICATION SERVICES (0.3%)
---------------------------------
ALTERNATIVE CARRIERS (0.0%)
      400    AboveNet, Inc.*                                                  18
      300    Clearwire Corp. "A"*                                              3
    1,366    Cogent Communications Group, Inc.*                               12
   29,900    Level 3 Communications, Inc.*                                    40
    2,400    Neutral Tandem, Inc.*                                            32
    4,040    PAETEC Holding Corp.*                                            17
      760    Premiere Global Services, Inc.*                                   6
      900    tw telecom, inc.*                                                16
                                                                      ----------
                                                                             144
                                                                      ----------
INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    2,500    Alaska Communications Systems Group, Inc.                        21
  152,907    AT&T, Inc.                                                    3,716
      500    Atlantic Tele-Network, Inc.                                      21
      600    Cbeyond, Inc.*                                                    9
    2,205    CenturyTel, Inc.                                                 76
    7,000    Cincinnati Bell, Inc.*                                           22
    2,300    Frontier Communications Corp.(a)                                 18
    1,560    General Communication, Inc. "A"*                                  9
   35,900    Qwest Communications International, Inc.                        188
   21,900    Verizon Communications, Inc.                                    603
    2,800    Windstream Corp.                                                 30
                                                                      ----------
                                                                           4,713
                                                                      ----------


================================================================================

54  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
    3,000    American Tower Corp. "A"*                                $      122
    2,700    Crown Castle International Corp.*                               100
    1,500    Leap Wireless International, Inc.*                               24
    2,000    MetroPCS Communications, Inc.*                                   18
    4,250    NII Holdings, Inc. "B"*                                         155
    1,000    NTELOS Holdings Corp.                                            18
      700    SBA Communications Corp. "A"*                                    23
    1,500    Shenandoah Telecommunications Co.                                25
   85,200    Sprint Nextel Corp.*                                            437
    1,000    Syniverse Holdings, Inc.*                                        20
    2,200    Telephone & Data Systems, Inc.                                   72
    1,771    U.S. Cellular Corp.*                                             74
    6,900    USA Mobility, Inc.                                               97
                                                                      ----------
                                                                           1,185
                                                                      ----------
             Total Telecommunication Services                              6,042
                                                                      ----------
UTILITIES (0.9%)
----------------
ELECTRIC UTILITIES (0.1%)
    1,500    Allegheny Energy, Inc.                                           31
      500    ALLETE, Inc.                                                     17
    3,600    American Electric Power Co., Inc.                               115
      360    Central Vermont Public Service Corp.                              7
      800    Cleco Corp.                                                      21
    1,600    DPL, Inc.                                                        40
   10,100    Duke Energy Corp.                                               161
    2,500    Edison International                                             81
      700    El Paso Electric Co.*                                            14
      700    Empire District Electric Co.                                     13
    1,400    Entergy Corp.                                                   105
    5,300    Exelon Corp.                                                    205
    2,800    FirstEnergy Corp.                                                99
    3,100    FPL Group, Inc.                                                 155
      900    Great Plains Energy, Inc.                                        16
      909    Hawaiian Electric Industries, Inc.                               20
      700    IdaCorp, Inc.                                                    23
      300    ITC Holdings Corp.                                               16
      600    MGE Energy, Inc.                                                 21
    1,200    Northeast Utilities                                              31
    1,600    NV Energy, Inc.                                                  19
      200    Otter Tail Corp.                                                  4
    1,600    Pepco Holdings, Inc.                                             26
      600    Pinnacle West Capital Corp.                                      21
    1,000    PNM Resources, Inc.                                              12
      800    Portland General Electric Co.                                    15
    2,900    PPL Corp.                                                        75
    2,000    Progress Energy, Inc.                                            77
    6,200    Southern Co.                                                    203
      500    UIL Holdings Corp.                                               13
      600    UniSource Energy Corp.                                           18
      600    Weststar Energy, Inc.                                            13
                                                                      ----------
                                                                           1,687
                                                                      ----------
GAS UTILITIES (0.1%)
      400    AGL Resources, Inc.                                              15
      600    Atmos Energy Corp.                                               16
      280    Chesapeake Utilities Corp.                                        8
    1,000    Energen Corp.                                                    44
    1,000    EQT Corp.                                                        39
      500    Laclede Group, Inc.                                              17
      600    National Fuel Gas Co.                                            29
      600    New Jersey Resources Corp.                                       21
      600    Nicor, Inc.                                                      24
      450    Northwest Natural Gas Co.                                        20
      700    ONEOK, Inc.                                                      31
      900    Piedmont Natural Gas Co., Inc.                                   23
    1,200    Questar Corp.                                                    54


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  55

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      500    South Jersey Industries, Inc.                            $       22
      700    Southwest Gas Corp.                                              21
   25,494    UGI Corp.                                                       666
      700    WGL Holdings, Inc.                                               24
                                                                      ----------
                                                                           1,074
                                                                      ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
    5,400    AES Corp.*                                                       55
    2,500    Calpine Corp.*                                                   34
  304,800    Constellation Energy Group, Inc.                             10,784
    1,560    Mirant Corp.*                                                    19
   20,500    NRG Energy, Inc.*                                               479
      300    Ormat Technologies, Inc.                                          9
    9,400    RRI Energy, Inc.*                                                42
                                                                      ----------
                                                                          11,422
                                                                      ----------
MULTI-UTILITIES (0.2%)
      700    Alliant Energy Corp.                                             22
    1,700    Ameren Corp.                                                     42
      600    Avista Corp.                                                     12
      600    Black Hills Corp.                                                17
    2,900    CenterPoint Energy, Inc.                                         40
      472    CH Energy Group, Inc.                                            18
    1,500    CMS Energy Corp.                                                 22
    2,000    Consolidated Edison, Inc.                                        85
    4,600    Dominion Resources, Inc.                                        179
   35,421    DTE Energy Co.                                                1,612
   17,000    Integrys Energy Group, Inc.                                     769
    1,300    MDU Resources Group, Inc.                                        24
    2,000    NiSource, Inc.                                                   30
      600    NorthWestern Corp.                                               16
    1,171    NSTAR                                                            41
      800    OGE Energy Corp.                                                 29
   16,469    PG&E Corp.                                                      683
    4,209    Public Service Enterprise Group, Inc.                           129
      800    SCANA Corp.                                                      29
    1,793    Sempra Energy                                                    82
    1,400    TECO Energy, Inc.                                                22
      500    Vectren Corp.                                                    12
      800    Wisconsin Energy Corp.                                           39
    3,400    Xcel Energy, Inc.                                                70
                                                                      ----------
                                                                           4,024
                                                                      ----------
WATER UTILITIES (0.0%)
      500    American States Water Co.                                        17
      700    American Water Works Co., Inc.                                   14
      800    Aqua America, Inc.                                               14
      397    Cadiz, Inc.*                                                      5
      500    California Water Service Group                                   18
      280    Connecticut Water Service, Inc.                                   6
      480    Middlesex Water Co.                                               8
      600    SJW Corp.                                                        15
      760    Southwest Water Co.                                               8
                                                                      ----------
                                                                             105
                                                                      ----------
             Total Utilities                                              18,312
                                                                      ----------
             Total Common Stocks (cost: $438,170)                        457,974
                                                                      ----------

PREFERRED SECURITIES (1.0%)

CONSUMER STAPLES (0.3%)
-----------------------
AGRICULTURAL PRODUCTS (0.3%)
   80,000    Dairy Farmers of America, Inc., 7.88%,
                cumulative redeemable, perpetual(c)                        6,560
                                                                      ----------
FINANCIALS (0.7%)
-----------------
LIFE & HEALTH INSURANCE (0.4%)
  130,000    Delphi Financial Group, Inc., 7.38%, perpetual*               2,610
  165,000    Delphi Financial Group, Inc., 8.00%*                          4,059
                                                                      ----------
                                                                           6,669
                                                                      ----------


================================================================================

56  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
PRINCIPAL                                                                 MARKET
AMOUNT                                                                     VALUE
$(000)/SHARES    SECURITY                                                  (000)
--------------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
           70    International Lease
                    Finance Corp., 0.97%, perpetual(b)                $    5,600
                                                                      ----------
PROPERTY & CASUALTY INSURANCE (0.0%)
       $3,000    Security Capital Assurance Ltd., 6.88%,
                    perpetual*(b)                                              -
                                                                      ----------
REGIONAL BANKS (0.0%)
           10    CoBank, ACB, 7.81%, perpetual*(c)                           448
                                                                      ----------
                 Total Financials                                         12,717
                                                                      ----------
GOVERNMENT (0.0%)
-----------------
U.S. GOVERNMENT (0.0%)
      140,000    Fannie Mae, 8.25%, perpetual*                               147
       80,000    Freddie Mac, 8.38%, perpetual*                               84
                                                                      ----------
                 Total Government                                            231
                                                                      ----------
                 Total Preferred Securities (cost: $26,113)               19,508
                                                                      ----------

WARRANTS (0.0%)

ENERGY (0.0%)
-------------
COAL & CONSUMABLE FUELS (0.0%)
           90    GreenHunter Energy, Inc.,
                    acquired 07/15/2008; cost: $0*(a),(b),(d)                  -
                                                                      ----------
INVESTMENT COMPANIES (7.6%)
    1,866,279    PIMCO Commodity Real Return Strategy Fund                13,941
    1,204,379    SPDR Trust Series 1 ETF(a)                              131,807
                                                                      ----------
                 Total Investment Companies (cost: $144,938)             145,748
                                                                      ----------
HEDGE FUNDS (2.5%)
    2,866,972    Deutsche iGAP Investment Trust "B",
                    acquired 10/01/2008; cost: $50,000*(e),(d)            47,535
                                                                      ----------
                 Total U.S. Equity Securities (cost: $659,221)           670,765
                                                                      ----------

INTERNATIONAL EQUITY SECURITIES (23.0%)

COMMON STOCKS (16.4%)

CONSUMER DISCRETIONARY (1.5%)
-----------------------------
ADVERTISING (0.0%)
        1,789    JC Decaux S.A.*(b)                                           42
       72,879    WPP plc(b)                                                  690
                                                                      ----------
                                                                             732
                                                                      ----------
APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
        3,836    Adidas-Salomon AG(b)                                        190
      103,333    Burberry Group plc(b)                                     1,029
          300    Christian Dior(b)                                            28
          519    lululemon athletica, inc.*                                   21
        4,035    LVMH Moet Hennessy-Louis Vuitton S.A.(a),(b)                424
       13,866    Swatch Group Ltd.(b)                                        667
                                                                      ----------
                                                                           2,359
                                                                      ----------
APPAREL RETAIL (0.1%)
        1,800    ABC-MART, Inc.(b)                                            62
       27,152    Hennes & Mauritz AB "B"(b)                                1,520
        4,722    Industria de Diseno Textil S.A.(b)                          263
                                                                      ----------
                                                                           1,845
                                                                      ----------
AUTO PARTS & EQUIPMENT (0.2%)
       38,800    Aisin Seiki Co. Ltd.(b)                                   1,090
       19,900    Denso Corp.(b)                                              532
       70,000    NHK Spring Co.(b)                                           664
       11,100    NOK Corp.(b)                                                178
       18,900    Toyota Industries Corp.(b)                                  484
                                                                      ----------
                                                                           2,948
                                                                      ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  57

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

AUTOMOBILE MANUFACTURERS (0.4%)
   39,823    Bayerische Motoren Werke AG(b)                           $    1,835
   20,816    Daimler AG*(b)                                                1,026
   25,000    Fuji Heavy Industries Ltd.*                                     144
    5,400    Honda Motor Co. Ltd.(b)                                         164
  173,000    Isuzu Motors Ltd.(b)                                            534
  191,200    Nissan Motor Co. Ltd.*(b)                                     1,375
   17,131    Renault S.A.*(b)                                                611
   34,500    Toyota Motor Corp.(b)                                         1,264
      659    Volkswagen AG(b)                                                 56
                                                                      ----------
                                                                           7,009
                                                                      ----------
BROADCASTING (0.0%)
      900    Central European Media Enterprises Ltd. "A"*                     23
   15,811    Mediaset S.p.A.(b)                                               98
                                                                      ----------
                                                                             121
                                                                      ----------
CABLE & SATELLITE (0.0%)
    2,082    SES(b)                                                           43
                                                                      ----------
CASINOS & GAMING (0.1%)
   57,977    OPAP S.A.(b)                                                    877
  680,000    Sands China Ltd.*(b)                                            984
   89,160    Tabcorp Holdings Ltd.(b)                                        502
   93,387    Tatts Group Ltd.(b)                                             188
                                                                      ----------
                                                                           2,551
                                                                      ----------
COMPUTER & ELECTRONICS RETAIL (0.0%)
    2,200    Yamada Denki Co. Ltd.(b)                                        153
                                                                      ----------
DEPARTMENT STORES (0.2%)
   67,105    Next plc(b)                                                   2,011
    7,597    PPR(b)                                                          899
                                                                      ----------
                                                                           2,910
                                                                      ----------
FOOTWEAR (0.0%)
   34,500    Yue Yuen Industrial Holdings, Ltd.(b)                           103
                                                                      ----------
HOME IMPROVEMENT RETAIL (0.1%)
  633,297    Kingfisher plc(b)                                             2,043
                                                                      ----------
HOMEBUILDING (0.0%)
   34,000    Sekisui House Ltd.                                              307
                                                                      ----------
HOMEFURNISHING RETAIL (0.0%)
    4,300    Nitori Co.(b)                                                   341
                                                                      ----------
HOTELS, RESORTS, & CRUISE LINES (0.0%)
    2,520    Orient-Express Hotels Ltd. "A"*                                  26
                                                                      ----------
HOUSEHOLD APPLIANCES (0.0%)
    5,100    Rinnai Corp.                                                    255
                                                                      ----------
INTERNET RETAIL (0.1%)
   30,600    Dena Co. Ltd.(b)                                                911
                                                                      ----------
MOVIES & ENTERTAINMENT (0.1%)
      100    CTC Media, Inc.                                                   2
   61,185    Vivendi S.A.(a),(b)                                           1,320
                                                                      ----------
                                                                           1,322
                                                                      ----------
PUBLISHING (0.1%)
  640,305    Fairfax Media Ltd.(b)                                           808
   11,642    Pearson plc(b)                                                  160
                                                                      ----------
                                                                             968
                                                                      ----------
RESTAURANTS (0.0%)
   50,000    Compass Group plc(b)                                            386
                                                                      ----------
SPECIALIZED CONSUMER SERVICES (0.0%)
      440    Steiner Leisure Ltd.*                                            18
                                                                      ----------
TEXTILES (0.0%)
    3,000    Nisshinbo Industries, Inc.(b)                                    28
                                                                      ----------
TIRES & RUBBER (0.0%)
   46,400    Bridgestone Corp.(b)                                            750
                                                                      ----------
             Total Consumer Discretionary                                 28,129
                                                                      ----------
CONSUMER STAPLES (1.4%)
-----------------------
AGRICULTURAL PRODUCTS (0.1%)
   31,969    Elders Ltd.*                                                     28
  180,040    Golden Agri-Resources Ltd.(b)                                    65
1,380,640    Marine Harvest ASA*(b)                                        1,108
  240,000    Wilmar International Ltd.(b)                                    990
                                                                      ----------
                                                                           2,191
                                                                      ----------
BREWERS (0.2%)
   18,128    Carlsberg A/S(b)                                              1,369
   26,979    Heineken Holding N.V.(b)                                        998
   18,626    Heineken N.V.(b)                                                796
                                                                      ----------
                                                                           3,163
                                                                      ----------


================================================================================

58  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

DISTILLERS & VINTNERS (0.1%)
   83,147    Diageo plc(b)                                            $    1,271
                                                                      ----------
FOOD RETAIL (0.2%)
    8,986    Casino Guichard-Perrachon S.A.(a),(b)                           685
   14,071    Delhaize Group(a),(b)                                         1,126
   82,809    Jeronimo Martins SGPS S.A.(a),(b)                               759
  101,198    Koninklijke Ahold N.V.(a),(b)                                 1,274
   47,130    Tesco plc(b)                                                    280
   34,899    Woolworths Ltd.(b)                                              778
                                                                      ----------
                                                                           4,902
                                                                      ----------
HOUSEHOLD PRODUCTS (0.1%)
    2,898    Henkel AG & Co.(b)                                              115
   13,768    Reckitt Benckiser Group plc(b)                                  645
    5,600    Unicharm Corp.(b)                                               552
                                                                      ----------
                                                                           1,312
                                                                      ----------
HYPERMARKETS & SUPER CENTERS (0.1%)
   35,800    Aeon Co. Ltd.(b)                                                369
   38,818    Metro AG(b)                                                   2,032
   24,944    Wesfarmers Ltd.(b)                                              607
                                                                      ----------
                                                                           3,008
                                                                      ----------
PACKAGED FOODS & MEAT (0.3%)
   36,479    CSM N.V.(b)                                                   1,084
  167,307    Goodman Fielder Ltd.(b)                                         192
   62,619    Nestle S.A.(b)                                                2,827
    8,700    Nissin Food Products Co. Ltd.                                   288
  112,200    Tate & Lyle plc(b)                                              681
    7,000    Toyo Suisan Kaisha Ltd.(b)                                      153
   18,422    Unilever N.V.(a),(b)                                            503
   28,612    Unilever plc(b)                                                 770
                                                                      ----------
                                                                           6,498
                                                                      ----------
PERSONAL PRODUCTS (0.1%)
    4,143    L'Oreal S.A.(a),(b)                                             386
   30,700    Shiseido Co.(b)                                                 585
                                                                      ----------
                                                                             971
                                                                      ----------
SOFT DRINKS (0.0%)
   67,896    Coca-Cola Amatil Ltd.(b)                                        621
                                                                      ----------
TOBACCO (0.2%)
   81,893    British America Tobacco plc(b)                                2,415
   45,579    Imperial Tobacco Group plc(b)                                 1,184
                                                                      ----------
                                                                           3,599
                                                                      ----------
             Total Consumer Staples                                       27,536
                                                                      ----------
ENERGY (1.4%)
-------------
COAL & CONSUMABLE FUELS (0.1%)
  161,500    China Shenhua Energy Co. Ltd. "H"(b)                            642
   12,083    Whitehaven Coal Ltd.(b)                                          49
  512,000    Yanzhou Coal Mining Co. Ltd. "H"(b)                           1,195
                                                                      ----------
                                                                           1,886
                                                                      ----------
INTEGRATED OIL & GAS (1.0%)
   45,237    BG Group plc(b)                                                 692
  944,431    BP plc(b),(f)                                                 6,750
   54,898    ENI S.p.A.(b)                                                 1,031
   20,600    Petroleo Brasileiro S.A. ADR                                    734
   55,494    Repsol YPF S.A.(b)                                            1,139
   70,474    Royal Dutch Shell plc "A"(b),(f)                              1,852
   93,058    Royal Dutch Shell plc "A"                                     2,438
   84,041    Royal Dutch Shell plc "B"(b),(f)                              2,121
   20,800    Statoil ASA(a),(b)                                              417
   70,768    Total S.A.(a),(b),(f)                                         3,301
                                                                      ----------
                                                                          20,475
                                                                      ----------
OIL & GAS EQUIPMENT & SERVICES (0.1%)
  106,900    Aker Kvaerner ASA(b)                                          1,510
   44,300    TGS Nopec Geophysical Co. ASA*(b)                               600
                                                                      ----------
                                                                           2,110
                                                                      ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  59

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

OIL & GAS    EXPLORATION & PRODUCTION (0.1%)
      148    INPEX Holdings, Inc.(b)                                  $      924
    1,100    Japan Petroleum Exploration Co., Ltd.(b)                         50
                                                                      ----------
                                                                             974
                                                                      ----------
OIL & GAS REFINING & MARKETING (0.1%)
   47,661    Caltex Australia(b)                                             450
  150,000    Cosmo Oil Co. Ltd.                                              439
  177,200    JX Holdings, Inc.*                                              951
                                                                      ----------
                                                                           1,840
                                                                      ----------
OIL & GAS STORAGE & TRANSPORTATION (0.0%)
    1,680    DHT Maritime, Inc.                                                7
    1,300    Frontline Ltd.(a)                                                43
    1,360    Nordic American Tanker Shipping Ltd.                             38
    1,433    Ship Finance International Ltd.                                  26
                                                                      ----------
                                                                             114
                                                                      ----------
              Total Energy                                                27,399
                                                                      ----------
FINANCIALS (3.4%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
  316,621    3i Group plc(b)                                               1,301
                                                                      ----------
CONSUMER FINANCE (0.0%)
    7,200    ORIX Corp.(b)                                                   550
    2,300    SFCG Co. Ltd., acquired 06/26/2008 and 07/16/2008;
                cost: $274*(b),(d)                                             -
                                                                      ----------
                                                                             550
                                                                      ----------
DIVERSIFIED BANKS (1.9%)
  110,763    Australia and New Zealand Banking Group Ltd.(b)               2,095
  105,066    Banco Bilbao Vizcaya Argentaria S.A.(b)                       1,089
   16,203    Banco Espirito Santo S.A.(b)                                     62
      920    Banco Latinoamericano de Exportaciones S.A. "E"                  12
  106,101    Banco Popular Espanol S.A.(b)                                   537
  240,023    Banco Santander S.A.(b),(f)                                   2,436
  155,685    Bank Hapoalim Ltd.*(b)                                          591
2,076,000    Bank of China Ltd. "H"(b)                                     1,032
   19,600    Bank of Montreal                                              1,149
  180,380    Barclays plc(b)                                                 787
   18,598    BNP Paribas S.A.(b)                                           1,054
    7,400    Canadian Imperial Bank of Commerce                              502
   33,542    Commonwealth Bank of Australia(b)                             1,470
   35,000    DnB NOR ASA(b)                                                  349
   78,950    Hana Financial Group, Inc.                                    1,985
  266,630    HSBC Holdings plc(b),(f)                                      2,418
  946,894    Industrial and Commercial Bank of China Ltd. "H"(b)             697
   30,364    KBC Groep N.V.*(b)                                            1,175
3,094,480    Lloyds TSB Group plc*(b)                                      2,523
   85,000    Mitsubishi UFJ Financial Group, Inc.(b)                         413
  277,600    Mizuho Trust & Banking Co., Ltd.(b)                             501
   69,300    National Australia Bank Ltd.(b)                               1,447
   22,700    National Bank of Canada                                       1,241
  269,601    Natixis*(b)                                                   1,173
   56,160    Nordea Bank AB(b)                                               459
   38,776    OTP Bank*(b)                                                    983
   27,000    Overseas Chinese Town Asia Holdings Ltd.(b)                     161
  765,414    Royal Bank of Scotland Group plc*(b)                            515
    4,786    Societe Generale                                                206
   62,968    Standard Chartered plc(b)                                     1,487
   51,100    Sumitomo Mitsui Financial Group, Inc.(b)                      1,519
  121,000    Sumitomo Trust and Banking Co. Ltd.(b)                          646
   24,043    Svenska Handelsbanken AB "A"(b)                                 582
   39,000    United Overseas Bank Ltd.(b)                                    504


================================================================================

60  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

   76,976    Westpac Banking Corp.(b)                                 $    1,512
   67,630    Woori Finance Holdings Co. Ltd.(b)                              867
                                                                      ----------
                                                                          36,179
                                                                      ----------
DIVERSIFIED CAPITAL MARKETS (0.4%)
  115,658    Credit Suisse Group(b)                                        4,484
   27,082    Deutsche Bank AG(a),(b)                                       1,606
  109,207    Investec plc(b)                                                 772
   80,122    UBS AG*(b)                                                    1,062
                                                                      ----------
                                                                           7,924
                                                                      ----------
INVESTMENT BANKING & BROKERAGE (0.0%)
    2,300    Lazard Ltd. "A"                                                  72
                                                                      ----------
LIFE & HEALTH INSURANCE (0.2%)
1,120,406    Legal & General Group plc(b)                                  1,276
  199,780    Old Mutual plc(b)                                               328
   29,684    Prudential plc(b)                                               232
   20,700    Sun Life Financial, Inc.(a)                                     585
    5,239    Swiss Life Holding*(b)                                          556
                                                                      ----------
                                                                           2,977
                                                                      ----------
MULTI-LINE INSURANCE (0.3%)
   15,116    Allianz Holding AG(b)                                         1,509
  148,166    Aviva plc(b)                                                    683
   24,187    AXA S.A.(a),(b)                                                 397
   15,564    Sampo OYJ "A"(b)                                                329
    8,175    Topdanmark A/S*(b)                                              925
    7,004    Zurich Financial Services AG(b)                               1,424
                                                                      ----------
                                                                           5,267
                                                                      ----------
MULTI-SECTOR HOLDINGS (0.0%)
   25,000    Criteria Caixacorp S.A.(b)                                      107
   14,616    Investor AB(b)                                                  235
                                                                      ----------
                                                                             342
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
  308,443    FirstRand Ltd.(b)                                               793
  160,097    ING Groep N.V.*(b)                                            1,267
    2,801    OKO Bank plc "A"(b)                                              28
   28,200    Toronto-Dominion Bank                                         1,929
                                                                      ----------
                                                                           4,017
                                                                      ----------
PROPERTY & CASUALTY INSURANCE (0.0%)
    1,400    Allied World Assurance Co. Holdings Ltd.                         63
    1,055    Argo Group International Holdings Ltd.                           32
    2,500    Aspen Insurance Holdings Ltd.                                    63
    9,000    NKSJ Holdings, Inc.*                                             55
   78,986    Suncorp Metway                                                  545
    1,160    United American Indemnity Ltd. "A"*                               9
    2,800    XL Capital Ltd. "A"                                              49
                                                                      ----------
                                                                             816
                                                                      ----------
REGIONAL BANKS (0.2%)
   15,000    77th Bank Ltd.(b)                                                77
   27,554    Bendigo Bank Ltd.(b)                                            197
   11,000    Chiba Bank Ltd.(b)                                               67
  137,000    Fukuoka Financial Group, Inc.(b)                                567
   19,000    Gunma Bank Ltd.(b)                                               97
  178,000    Nishi Nippon City Bank Ltd.(b)                                  488
      760    Oriental Financial Group, Inc.                                   10
   19,100    Popular, Inc.*                                                   58
  116,400    Sapporo Hokuyo Holdings, Inc.(b)                                429
  664,000    Shinsei Bank Ltd.*(b)                                           671
   12,000    Yamaguchi Financial Group, Inc.                                 115
                                                                      ----------
                                                                           2,776
                                                                      ----------
REINSURANCE (0.1%)
      203    Enstar Group Ltd.*                                               13
    1,322    Flagstone Reinsurance Holdings Ltd.                              16
      960    Greenlight Capital Re Ltd. "A"*                                  23
   51,731    Hannover Rueckversicherungs(b)                                2,215
    2,840    Montpelier Re Holdings Ltd.                                      44
                                                                      ----------
                                                                           2,311
                                                                      ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  61

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

SPECIALIZED FINANCE (0.0%)
  129,602    IG Group Holdings plc(b)                                 $      710
                                                                      ----------
             Total Financials                                             65,242
                                                                      ----------
HEALTH CARE (1.4%)
------------------
BIOTECHNOLOGY (0.0%)
    1,240    Protalix BioTherapeutics, Inc.*                                   8
                                                                      ----------
HEALTH CARE DISTRIBUTORS (0.1%)
   11,300    Alfresa Holdings Corp.(b)                                       525
   17,400    Suzuken Co.Ltd.(b)                                              610
                                                                      ----------
                                                                           1,135
                                                                      ----------
HEALTH CARE EQUIPMENT (0.1%)
      520    Orthofix International N.V.*                                     17
   84,238    Smith & Nephew plc(b)                                           762
    9,000    Sonova Holding AG(b)                                            968
    3,480    Synthes, Inc.(b)                                                366
                                                                      ----------
                                                                           2,113
                                                                      ----------
HEALTH CARE SUPPLIES (0.0%)
    3,119  Coloplast A/S "B"(b)                                              319
                                                                      ----------
PHARMACEUTICALS (1.2%)
   50,798    AstraZeneca plc(b)                                            2,127
   18,019    Bayer AG(b)                                                   1,007
  187,146    GlaxoSmithKline plc(b)                                        3,128
   45,320    H Lundbeck A/S(b)                                               662
  166,803    Meda AB "A"(b)                                                1,271
  155,456    Novartis AG(b)                                                7,038
   17,756    Novo Nordisk A/S(b)                                           1,365
   27,626    Orion Oyj "B"(b)                                                486
   15,093    Roche Holdings AG(b)                                          2,070
   53,875    Sanofi-Aventis S.A.(a),(b)                                    3,228
   31,227    Shire Ltd.(b)                                                   641
   38,806    STADA Arzneimittel AG(b)                                      1,387
    4,791    Teva Pharmaceutical Industries Ltd.(b)                          262
    5,393    Teva Pharmaceutical Industries Ltd.ADR                          296
                                                                      ----------
                                                                          24,968
                                                                      ----------
             Total Health Care                                            28,543
                                                                      ----------
INDUSTRIALS (2.3%)
------------------
AEROSPACE & DEFENSE (0.2%)
  179,336    BAE Systems plc(b),(f)                                          836
   15,629    MTU Aero Engines Holding AG(b)                                  836
   41,641    Safran S.A.(b)                                                1,118
   14,107    Zodiac Aerospace(b)                                             693
                                                                      ----------
                                                                           3,483
                                                                      ----------
AIR FREIGHT & LOGISTICS (0.0%)
    5,976    TNT N.V.(b)                                                     151
    2,700    UTi Worldwide, Inc.                                              39
                                                                      ----------
                                                                             190
                                                                      ----------
AIRLINES (0.1%)
  539,237    Cathay Pacific Airways(b)                                     1,027
      800    Copa Holdings S.A."A"                                            41
   24,000    Singapore Airlines Ltd.(b)                                      243
                                                                      ----------
                                                                           1,311
                                                                      ----------
BUILDING PRODUCTS (0.2%)
  153,000    Asahi Glass Co.Ltd.(b)                                        1,604
   28,736    Compagnie De Saint Gobain(b)                                  1,092
                                                                      ----------
                                                                           2,696
                                                                      ----------
COMMERCIAL PRINTING (0.0%)
   16,000    Dai Nippon Printing Co.Ltd.(b)                                  193
                                                                      ----------
CONSTRUCTION & ENGINEERING (0.1%)
   12,564    Bouygues S.A.(b)                                                529
   19,200    Daelim Industrial Co. Ltd.(b)                                   893
   25,738    Fomento de Construccionesy Contratas S.A.(a),(b)                629
    7,437    Hochtief AG(b)                                                  476
                                                                      ----------
                                                                           2,527
                                                                      ----------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.1%)
    2,400    Komatsu Ltd.(b)                                                  45
    3,449    Scania AB(b)                                                     50
  199,000    SembCorp Marine Ltd.(b)                                         568
   41,500    Tata Motors Ltd.ADR(a)                                          692
   79,938    Volvo AB "B"*(b)                                                828


================================================================================

62  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

  481,000    Yangzijiang Shipbuilding Holdings Ltd.(b)                $      433
                                                                      ----------
                                                                           2,616
                                                                      ----------
ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
  101,000    Fuji Electric Holdings Co. Ltd.(b)                              275
      480    Harbin Electric, Inc.*                                           10
   18,673    Nexans S.A.(a),(b)                                            1,161
    9,153    Schneider Electric S.A.(a),(b)                                  911
  169,700    Sumitomo Electric Industries Ltd.(b)                          2,010
                                                                      ----------
                                                                           4,367
                                                                      ----------
HEAVY ELECTRICAL EQUIPMENT (0.1%)
   19,759    Alstom S.A.(b)                                                  938
  168,000    Mitsubishi Electric Corp.(b)                                  1,366
                                                                      ----------
                                                                           2,304
                                                                      ----------
INDUSTRIAL CONGLOMERATES (0.5%)
  122,041    Cookson Group PLC*(b)                                           835
   62,541    CSR Ltd.(b)                                                      89
   21,686    DCC plc(b)                                                      496
  127,000    Fraser & Neave Ltd.(b)                                          443
    5,200    Jardine Matheson Holdings Ltd.(b)                               181
   57,268    Koninklijke Philips Electronics N.V.(b)                       1,708
   45,000    NWS Holdings Ltd.(b)                                             79
   89,000    SembCorp Industries(b)                                          254
   49,171    Siemens AG(b)                                                 4,419
   12,502    Wendel(b)                                                       679
                                                                      ----------
                                                                           9,183
                                                                      ----------
INDUSTRIAL MACHINERY (0.3%)
    7,000    Alfa Laval AB(b)                                                 88
   46,515    Atlas Copco AB(a),(b)                                           658
    4,200    FANUC Ltd.(b)                                                   441
  114,800    JTEKT Corp.(b)                                                1,189
   25,152    Kone Oyj "B"(a),(b)                                             982
   17,250    Metso Corp.(b)                                                  539
  112,000    Mitsubishi Heavy Industries Ltd.(b)                             409
   18,000    NSK Ltd.(b)                                                     130
    9,000    SKF AB "B"(a),(b)                                               157
      200    SMC Corp.(b)                                                     26
    9,631    Sulzer AG(b)                                                    801
   37,000    Sumitomo Heavy Industries Ltd.(b)                               209
    2,000    Wartsila Corp. OYJ "B"(b)                                        85
   50,531    Weir Group plc(b)                                               676
                                                                      ----------
                                                                           6,390
                                                                      ----------
MARINE (0.0%)
        6    A.P. Moeller-Maersk A/S(b)                                       44
    1,600    General Maritime Corp.                                           11
   27,500    Orient Overseas International Ltd.*(b)                          188
                                                                      ----------
                                                                             243
                                                                      ----------
 MARINE PORTS & SERVICES (0.0%)
    1,100    Teekay Corp.                                                     28
                                                                      ----------
 OFFICE SERVICES & SUPPLIES (0.0%)
      893    Societe BIC S.A.(b)                                              62
                                                                      ----------
 TRADING COMPANIES & DISTRIBUTORS (0.5%)
   70,100    Bunzl plc(b)                                                    724
  112,000    Itochu Corp.(b)                                                 923
  144,000    Marubeni Corp.(b)                                               804
  106,700    Mitsubishi Corp.(b)                                           2,409
  136,100    Mitsui & Co. Ltd.(b)                                          1,954
   99,600    Sumitomo Corp.(b)                                             1,080
      280    Textainer Group Holding Ltd.                                      7
   49,900    Toyota Tsusho Corp.(b)                                          693
                                                                      ----------
                                                                           8,594
                                                                      ----------
 TRUCKING (0.0%)
  104,000    ComfortDelGro Corp. Ltd.(b)                                     107
   39,234    FirstGroup plc(b)                                               213
   35,000    Fukuyama Transporting Co., Ltd.(b)                              164
                                                                      ----------
                                                                             484
                                                                      ----------
             Total Industrials                                            44,671
                                                                      ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  63

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (1.0%)
-----------------------------
APPLICATION SOFTWARE (0.0%)
      900    AsiaInfo Holdings, Inc.*                                 $       20
    1,046    Dassault Systemes S.A.(b)                                        60
   10,018    SAP AG*(b)                                                      425
                                                                      ----------
                                                                             505
                                                                      ----------
COMMUNICATIONS EQUIPMENT (0.1%)
   17,191    Nokia Oyj(b)                                                    174
   42,100    Research In Motion Ltd.*                                      2,552
                                                                      ----------
                                                                           2,726
                                                                      ----------
COMPUTER HARDWARE (0.1%)
  129,000    Fujitsu Ltd.(b)                                                 826
                                                                      ----------
ELECTRONIC COMPONENTS (0.2%)
    8,000    Kyocera Corp.(b)                                                697
    1,400    Mabuchi Motor Co.(b)                                             70
    5,000    Murata Manufacturing Co., Ltd.(b)                               244
   13,500    Nidec Corp.(b)                                                1,228
   66,000    Nippon Electric Glass Co. Ltd.(b)                               848
                                                                      ----------
                                                                           3,087
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
   10,200    FUJIFILM Holdings Corp.(b)                                      300
  225,000    Hitachi Ltd.*(b)                                                934
                                                                      ----------
                                                                           1,234
                                                                      ----------
INTERNET SOFTWARE & SERVICES (0.1%)
    1,100    Sohu.com, Inc.*                                                  49
   68,200    Tencent Holdings Ltd.(b)                                      1,298
    4,290    United Internet AG*(b)                                           54
    3,611    Yahoo Japan Corp.(b)                                          1,259
                                                                      ----------
                                                                           2,660
                                                                      ----------
IT CONSULTING & OTHER SERVICES (0.0%)
    1,870    OBIC Co., Ltd.(b)                                               358
                                                                      ----------
OFFICE ELECTRONICS (0.1%)
   30,700    Brother Industries Ltd.(b)                                      336
   39,300    Canon, Inc.(b)                                                1,610
    6,244    Neopost S.A.(b)                                                 451
                                                                      ----------
                                                                           2,397
                                                                      ----------
 SEMICONDUCTOR EQUIPMENT (0.1%)
   20,000    ASM Pacific Technology Ltd.(b)                                  157
   36,505    ASML Holding N.V.(b)                                          1,031
    5,500    Tokyo Electron Ltd.(b)                                          322
                                                                      ----------
                                                                           1,510
                                                                      ----------
 SEMICONDUCTORS (0.2%)
  308,236    Infineon Technologies AG*(b)                                  1,720
      937    Samsung Electronics Co. Ltd.(b)                                 606
   38,952    STMicroelectronics N.V.(b)                                      303
  162,800    United Microelectronics Corp. ADR*(a)                           539
                                                                      ----------
                                                                           3,168
                                                                      ----------
             Total Information Technology                                 18,471
                                                                      ----------
MATERIALS (1.9%)
----------------
COMMODITY CHEMICALS (0.2%)
    44,000   Asahi Kasei Corp.(b)                                            227
    66,000   Denki Kagaku Kogyo Kabushiki Kaisha(b)                          302
    76,500   Kuraray Co.(b)                                                  938
     4,016   LG Chem Ltd.(b)                                                 900
   373,000   Mitsui Chemicals, Inc.(b)                                     1,140
                                                                      ----------
                                                                           3,507
                                                                      ----------
 CONSTRUCTION MATERIALS (0.0%)
      1,598  RHI AG*(b)                                                       42
                                                                      ----------
 DIVERSIFIED CHEMICALS (0.2%)
    76,699   BASF AG(b)                                                    4,021
    45,000   Mitsubishi Chemical Holdings Corp.(b)                           211
                                                                      ----------
                                                                           4,232
                                                                      ----------
 DIVERSIFIED METALS & MINING (1.0%)
    26,973   Anglo American Capital plc*(b)                                1,034
    79,969   BHP Billiton Ltd.(b),(f)                                      2,598
   231,385   BHP Billiton plc(b)                                           6,365
     2,400   First Quantum Minerals Ltd.                                     127


================================================================================

64  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

   36,434    KGHM Polska Miedz S.A.(b)                                $    1,057
   16,941    Rio Tinto Ltd.(b)                                               967
   98,048    Rio Tinto plc(b)                                              4,519
   24,000    Sumitomo Metal Mining Co. Ltd.(b)                               335
   15,557    Vedanta Resources plc(b)                                        518
   58,009    Xstrata plc(b)                                                  848
                                                                      ----------
                                                                          18,368
                                                                      ----------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.0%)
   21,781    Incitec Pivot Ltd.(b)                                            55
                                                                      ----------
INDUSTRIAL GASES (0.0%)
    5,608    Linde AG(b)                                                     573
                                                                      ----------
PAPER PRODUCTS (0.2%)
  151,414    Mondi plc(b)                                                    913
  371,000    Nine Dragons Paper Holdings Ltd.(b)                             549
    6,523    Sequana Capital(b)                                               82
  173,385    Stora Enso Oyj(b)                                             1,281
                                                                      ----------
                                                                           2,825
                                                                      ----------
SPECIALTY CHEMICALS (0.1%)
   17,000    Daicel Chemical Industries, Ltd.(b)                             116
      831    Givaudan S.A.(b)                                                645
   65,600    JSR Corp.(b)                                                  1,184
    7,800    Nitto Denko Corp.                                               279
      888    Umicore(b)                                                       27
                                                                      ----------
                                                                           2,251
                                                                      ----------
STEEL (0.2%)
   14,419    ArcelorMittal ADR(b)                                            434
   20,319    Evraz Group S.A. GDR*                                           550
   23,100    JFE Holdings, Inc.(b)                                           761
   60,000    Kobe Steel Ltd.(b)                                              121
   68,917    Magnitogorsk Iron & Steel Works GDR*                            725
    5,800    Maruichi Steel Tube Ltd.(b)                                     103
  214,000    Nippon Steel Corp.(b)                                           742
   81,965    Onesteel Ltd.(b)                                                221
   22,554    ThyssenKrupp AG(b)                                              608
                                                                      ----------
                                                                           4,265
                                                                      ----------
             Total Materials                                              36,118
                                                                      ----------
TELECOMMUNICATION SERVICES (1.1%)
---------------------------------
ALTERNATIVE CARRIERS (0.0%)
      960    Global Crossing Ltd.*                                            13
                                                                      ----------
INTEGRATED TELECOMMUNICATION SERVICES (0.6%)
   13,154    Belgacom S.A.(b)                                                406
  351,189    BT Group plc(b)                                                 643
   24,000    Deutsche Telekom AG(b)                                          269
   41,371    France Telecom S.A.(b)                                          788
   95,069    Koninklijke (Royal) KPN N.V.(b)                               1,239
   23,530    KT Corp.(b)                                                     866
   32,500    Nippon Telegraph & Telephone Corp.(b)                         1,331
  205,217    Portugal Telecom SGPS S.A.(b)                                 2,084
  628,553    Telecom Italia S.p.A.(b)                                        583
  643,363    Telecom Italia S.p.A.(a),(b)                                    763
  101,731    Telefonica S.A.(b),(f)                                        1,949
   45,174    TeliaSonera AB(b)                                               273
                                                                      ----------
                                                                          11,194
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
   13,400    America Movil S.A.B. de C.V. ADR "L"                            634
       90    KDDI Corp.(b)                                                   411
   55,142    Mobile TeleSystems ADR*                                       1,060
   98,569    Sistema JSFC GDR(b)                                           2,557
    8,000    SoftBank Corp.(b)                                               193
2,791,283    Vodafone Group plc(b)                                         5,589
                                                                      ----------
                                                                          10,444
                                                                      ----------
             Total Telecommunication Services                             21,651
                                                                      ----------
UTILITIES (1.0%)
----------------
ELECTRIC UTILITIES (0.6%)
   35,701    E.ON AG(b)                                                    1,087
  819,382    EDP-Energias de Portugal(a),(b)                               2,528
  351,769    Enel S.p.A.(b),(f)                                            1,611
   46,037    Fortum Oyj(b)                                                 1,038
  105,333    Iberdrola S.A.(b)                                               702


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

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

   75,400    Kansai Electric Power Co., Inc.(b)                       $    1,724
   55,372    Public Power Corp.*(b)                                          860
   34,594    Red Electrica de Espana(b)                                    1,364
   10,000    Scottish & Southern Energy plc(b)                               152
  247,078    Terna-Rete Elettrica Nationale S.p.A.(b)                        924
                                                                      ----------
                                                                          11,990
                                                                      ----------
GAS UTILITIES (0.3%)
   14,375    Enagas S.A.(b)                                                  234
   34,828    Gas Natural SDG S.A.(b)                                         507
  457,403    Snam Rete Gas S.p.A.(a),(b)                                   1,842
  430,000    Tokyo Gas Co. Ltd.(b)                                         1,876
                                                                      ----------
                                                                           4,459
                                                                      ----------
MULTI-UTILITIES (0.1%)
   12,212    Gaz de France S.A.(b)                                           380
  136,307    National Grid plc(b)                                          1,030
   13,144    RWE AG(b)                                                       945
                                                                      ----------
                                                                           2,355
                                                                      ----------
WATER UTILITIES (0.0%)
      480    Consolidated Water Co. Ltd.                                       6
                                                                      ----------
             Total Utilities                                              18,810
                                                                      ----------
             Total Common Stocks (cost: $354,414)                        316,570
                                                                      ----------


--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/SHARES
--------------------------------------------------------------------------------

PREFERRED SECURITIES (0.7%)

CONSUMER DISCRETIONARY (0.0%)
-----------------------------
AUTOMOBILE MANUFACTURERS (0.0%)
    6,261    Volkswagen AG(b)                                                537
                                                                      ----------
CONSUMER STAPLES (0.0%)
-----------------------
HOUSEHOLD PRODUCTS (0.0%)
    3,300    Henkel AG & Co. KGaA(b)                                         153
                                                                      ----------
FINANCIALS (0.6%)
-----------------
DIVERSIFIED BANKS (0.3%)
  134,314    Banco Bradesco S.A.                                           2,184
  161,150    Banco Itau Holding Financeira S.A.                            2,985
                                                                      ----------
                                                                           5,169
                                                                      ----------
REINSURANCE (0.3%)
    3,000    Ram Holdings Ltd., 7.50%, non-cumulative,
               perpetual, acquired 1/23/2007 and
               3/02/2007; cost: $3,065*(d)                                   750
   $6,500    Swiss Re Capital I LP, 6.85%, perpetual(c)                    5,271
                                                                      ----------
                                                                           6,021
                                                                      ----------
             Total Financials                                             11,190
                                                                      ----------
INDUSTRIALS (0.1%)
------------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
  137,000    Itausa-Investimentos Itau S.A.                                  815
                                                                      ----------
             Total Preferred Securities
               (cost: $14,686)                                            12,695
                                                                      ----------
RIGHTS (0.0%)

INDUSTRIALS (0.0%)
------------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)
      882    Itausa-Investimentos Itau S.A.*(b)                                1
                                                                      ----------
UTILITIES (0.0%)
----------------
MULTI-UTILITIES (0.0%)
   54,522    National Grid plc*                                              108
                                                                      ----------
             Total Rights (cost: $-)                                         109
                                                                      ----------


================================================================================

66  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

INVESTMENT COMPANIES (5.9%)
  343,699    iShares MSCI EAFE Index ETF(a)                           $   16,608
2,545,102    iShares MSCI Emerging Markets Index ETF(a)                   96,968
                                                                      ----------
             Total Investment Companies (cost: $97,127)                  113,576
                                                                      ----------
             Total International Equity Securities
               (cost: $466,227)                                          442,950
                                                                      ----------

PRECIOUS METALS AND MINERALS SECURITIES (3.9%)

GOLD (3.2%)

AFRICAN GOLD COMPANIES (0.4%)
   90,000    AngloGold Ashanti Ltd. ADR                                    3,773
  280,000    Gold Fields Ltd. ADR                                          3,850
                                                                      ----------
                                                                           7,623
                                                                      ----------
AUSTRALIAN GOLD COMPANIES (0.3%)
  800,000    Lihir Gold Ltd.(b)                                            2,678
  110,000    Newcrest Mining Ltd.(b)                                       2,986
                                                                      ----------
                                                                           5,664
                                                                      ----------
EUROPEAN GOLD COMPANIES (0.2%)
   45,000    Randgold Resources Ltd. ADR                                   3,935
                                                                      ----------
NORTH AMERICAN GOLD COMPANIES (2.1%)
   55,000    Agnico-Eagle Mines Ltd.                                       3,222
    2,300    Allied Nevada Gold Corp.*                                        44
   85,000    Barrick Gold Corp.                                            3,577
  260,000    Eldorado Gold Corp.                                           4,407
  290,000    Gammon Gold, Inc.*                                            2,129
   80,000    Goldcorp, Inc.                                                3,447
  230,000    IAMGOLD Corp.                                                 3,981
  180,000    Kinross Gold Corp.                                            3,098
   96,800    Newmont Mining Corp.                                          5,210
  150,000    Red Back Mining, Inc.*                                        3,827
   75,400    Royal Gold, Inc.                                              3,780
  340,000    Yamana Gold, Inc.                                             3,658
                                                                      ----------
                                                                          40,380
                                                                      ----------
SOUTH AMERICAN GOLD COMPANIES (0.2%)
  100,000    Compania de Minas Buenaventura S.A. ADR                       3,600
                                                                      ----------
             Total Gold                                                   61,202
                                                                      ----------

PLATINUM GROUP METALS (0.3%)
  130,000    Impala Platinum Holdings Ltd.(b)                              3,296
  100,000    Lonmin plc*(b)                                                2,435
      440    Stillwater Mining Co.*                                            6
                                                                      ----------
             Total Platinum Group Metals                                   5,737
                                                                      ----------
SILVER (0.4%)
    5,600    Coeur d'Alene Mines Corp.*                                       84
    7,360    Hecla Mining Co.*                                                40
  120,000    Pan American Silver Corp.                                     2,998
  200,000    Silver Wheaton Corp.*                                         3,778
                                                                      ----------
             Total Silver                                                  6,900
                                                                      ----------
             Total Precious Metals
               and Minerals Securities
               (cost: $50,804)                                            73,839
                                                                      ----------
GLOBAL REAL ESTATE EQUITY SECURITIES (2.3%)

COMMON STOCKS (1.6%)

DIVERSIFIED REAL ESTATE ACTIVITIES (0.3%)
      400    Consolidated-Tomoka Land Co.                                     12
  174,000    Hopewell Holdings Ltd.(b)                                       473
1,031,000    New World Development Ltd.(b)                                 1,655
      600    St. Joe Co.*                                                     16
   72,000    Sun Hung Kai Properties Ltd.(b)                                 957
   45,000    Swire Pacific Ltd.(b)                                           485
      360    Tejon Ranch Co.*                                                  9


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  67

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

  307,000    UOL Group Ltd.(b)                                        $      845
   81,000    Wharf (Holdings) Ltd.(b)                                        396
  205,000    Wheelock & Co. Ltd.(b)                                          543
                                                                      ----------
             Total Diversified Real Estate Activities                      5,391
                                                                      ----------
REAL ESTATE DEVELOPMENT (0.0%)
    1,000    Forestar Group, Inc.*                                            18
                                                                      ----------
REAL ESTATE OPERATING COMPANIES (0.0%)
      700    Forest City Enterprises, Inc. "A"*                                9
   58,210    Immofinanz AG*(b)                                               179
                                                                      ----------
             Total Real Estate Operating Companies                           188
                                                                      ----------
REAL ESTATE SERVICES (0.0%)
    5,805    Altisource Portfolio Solutions S.A.*                            156
    1,900    CB Richard Ellis Group, Inc. "A"*                                30
      200    Jones Lang LaSalle, Inc.                                         15
                                                                      ----------
             Total Real Estate Services                                      201
                                                                      ----------
REITs - DIVERSIFIED (0.1%)
  108,472    BGP Holdings plc, acquired 08/06/2009;
                cost: $0*(b),(d)                                               -
    1,520    CapLease, Inc.                                                    8
    1,800    Colonial Properties Trust                                        27
  141,439    Cousins Properties, Inc.                                      1,091
    3,020    Gecina S.A.(b)                                                  248
    1,720    Gramercy Capital Corp.*                                           3
    2,200    Investors Real Estate Trust                                      19
      700    Liberty Property Trust, Inc.                                     22
        7    One Liberty Properties, Inc.                                      -
      500    PS Business Parks, Inc.                                          27
  269,945    Stockland(b)                                                    877
      637    Vornado Realty Trust                                             50
      900    Washington REIT                                                  26
                                                                      ----------
             Total REITs - Diversified                                     2,398
                                                                      ----------
REITs - INDUSTRIAL (0.1%)
   42,100    AMB Property Corp.                                            1,092
    7,080    DCT Industrial Trust, Inc.                                       34
    1,100    DuPont Fabros Technology, Inc.                                   28
      600    EastGroup Properties, Inc.                                       22
   15,280    First Industrial Realty Trust, Inc.*                            102
      880    First Potomac Realty Trust                                       13
    1,700    Monmouth Real Estate Investment Corp. "A"                        13
    3,800    ProLogis                                                         43
                                                                      ----------
             Total REITs - Industrial                                      1,347
                                                                      ----------
REITs - MORTGAGE (0.2%)
      400    American Capital Agency Corp.                                    11
  196,500    Annaly Capital Management, Inc.                               3,333
    1,500    Anworth Mortgage Asset Corp.                                     10
    1,000    Capstead Mortgage Corp.                                          11
   20,600    Chimera Investment Corp.                                         81
    1,100    Hatteras Financial Corp.                                         30
    3,240    iStar Financial, Inc.*                                           20
    3,800    MFA Mortgage Investments, Inc.                                   28
    1,920    NorthStar Realty Finance Corp.                                    6
    1,400    Redwood Trust, Inc.                                              21
      920    Resource Capital Corp.                                            5
    1,400    Starwood Property Trust, Inc.                                    26
                                                                      ----------
             Total REITs - Mortgage                                        3,582
                                                                      ----------
REITs - OFFICE (0.1%)
      500    Alexandria Real Estate Equities, Inc.                            33
    1,900    BioMed Realty Trust, Inc.                                        32
    1,000    Boston Properties, Inc.                                          77


================================================================================

68  | USAA CORNERSTONE STRATEGY FUND

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

      900    Brandywine Realty Trust                                  $       11
      500    Corporate Office Properties Trust                                19
      500    Digital Realty Trust, Inc.                                       29
      800    Douglas Emmett, Inc.                                             12
   87,700    Duke Realty Corp.                                             1,042
    2,120    Franklin Street Properties Corp.                                 26
      500    Government Properties Income Trust                               13
      800    Highwoods Properties, Inc.                                       24
    1,700    HRPT Properties Trust                                            11
      800    Kilroy Realty Corp.                                              26
    6,598    Lexington Realty Trust                                           41
   36,500    Mack-Cali Realty Corp.                                        1,204
      720    Parkway Properties, Inc.                                         12
      500    SL Green Realty Corp.                                            31
                                                                      ----------
             Total REITs - Office                                          2,643
                                                                      ----------
REITs - RESIDENTIAL (0.4%)
      741    American Campus Communities, Inc.                                20
      800    Apartment Investment & Management Co. "A"                        16
      480    Associated Estates Realty Corp.                                   7
   14,515    AvalonBay Communities, Inc.                                   1,423
   30,500    BRE Properties, Inc.                                          1,246
      500    Camden Property Trust                                            23
    1,840    Education Realty Trust, Inc.                                     12
   23,800    Equity LifeStyle Properties, Inc.                             1,233
   33,100    Equity Residential Properties Trust                           1,494
      300    Essex Property Trust, Inc.                                       32
      500    Home Properties, Inc.                                            24
      600    Mid-America Apartment Communities, Inc.                          33
   51,700    Post Properties, Inc.                                         1,297
      520    Sun Communities, Inc.                                            15
    1,100    UDR, Inc.                                                        22
                                                                      ----------
              Total REITs - Residential                                    6,897
                                                                      ----------
REITs - RETAIL (0.2%)
   59,601    Acadia Realty Trust                                           1,066
      100    Alexander's, Inc.                                                32
    1,400    CBL & Associates Properties, Inc.                                20
    1,280    Cedar Shopping Centers, Inc.                                      9
   42,421    CFS Retail Property Trust(b)                                     69
   20,540    Developers Diversified Realty Corp.                             235
      700    Equity One, Inc.                                                 12
   16,500    Federal Realty Investment Trust                               1,216
      793    Getty Realty Corp.                                               18
    2,040    Glimcher Realty Trust                                            14
    2,600    Inland Real Estate Corp.                                         22
    3,100    Kimco Realty Corp.                                               44
    1,520    Kite Realty Group Trust                                           7
  192,000    Link REIT(b)                                                    459
      759    Macerich Co.                                                     31
      900    National Retail Properties, Inc.                                 20
    1,220    Pennsylvania REIT                                                17
      816    Ramco-Gershenson Properties Trust                                 9
      700    Realty Income Corp.                                              22
      500    Regency Centers Corp.                                            18
      500    Saul Centers, Inc.                                               19
   17,768    Simon Property Group, Inc.                                    1,511
      600    Tanger Factory Outlet Centers, Inc.                              25
      500    Taubman Centers, Inc.                                            20
      640    Urstadt Biddle Properties, Inc. "A"                              11
      600    Weingarten Realty Investors                                      13
                                                                      ----------
             Total REITs - Retail                                          4,939
                                                                      ----------
REITs - SPECIALIZED (0.2%)
    2,040    Ashford Hospitality Trust, Inc.*                                 16
      960    Cogdell Spencer, Inc.                                             6


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  69

================================================================================



--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------

    3,561    DiamondRock Hospitality Co.*                             $       33
      500    Entertainment Properties Trust                                   20
    1,080    Extra Space Storage, Inc.                                        16
    2,080    FelCor Lodging Trust, Inc.*                                      14
    2,300    HCP, Inc.                                                        73
    1,000    Health Care REIT, Inc.                                           43
    1,200    Healthcare Realty Trust, Inc.                                    28
    2,960    Hersha Hospitality Trust                                         14
      800    Hospitality Properties Trust                                     18
   96,293    Host Hotels & Resorts, Inc.                                   1,373
      800    LaSalle Hotel Properties                                         18
      760    LTC Properties, Inc.                                             20
    2,040    Medical Properties Trust, Inc.                                   20
    1,100    National Health Investors, Inc.                                  45
   30,000    Nationwide Health Properties, Inc.                            1,065
    1,100    OMEGA Healthcare Investors, Inc.                                 22
    1,200    Plum Creek Timber Co., Inc.                                      42
    1,086    Potlatch Corp.                                                   38
    1,359    Public Storage                                                  126
    3,996    Rayonier, Inc.                                                  179
    1,100    Senior Housing Properties Trust                                  23
      500    Sovran Self Storage, Inc.                                        18
    2,400    Strategic Hotel Capital, Inc.*                                   12
      828    Sunstone Hotel Investors, Inc.*                                   9
    2,560    U-Store-It Trust                                                 21
      360    Universal Health Realty Income Trust                             12
    1,200    Ventas, Inc.                                                     56
                                                                      ----------
             Total REITs - Specialized                                     3,380
                                                                      ----------
             Total Common Stocks (cost: $25,367)                          30,984
                                                                      ----------

INVESTMENT COMPANIES (0.7%)
1,660,219 ING International Real Estate Fund                              11,870
   63,378    SPDR DJ Wilshire International Real Estate ETF(a)             1,992
                                                                      ----------
               Total Investment Companies (cost: $11,613)                 13,862
                                                                      ----------
RIGHTS (0.0%)
DIVERSIFIED REAL ESTATE ACTIVITIES (0.0%)
      360    Tejon Ranch Co.*                                                  -
                                                                      ----------
             Total Rights (cost: $-)                                           -
                                                                      ----------
             Total Global Real Estate Equity Securities
                (cost: $36,980)                                           44,846
                                                                      ----------


================================================================================

70  | USAA CORNERSTONE STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                         COUPON                         VALUE
(000)        SECURITY                                           RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------

             BONDS (34.9%)

             CORPORATE OBLIGATIONS (18.2%)

             CONSUMER DISCRETIONARY (0.1%)
             -----------------------------
             APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
$   1,024    Kellwood Co.(g)                                   12.88%     12/31/2014     $      860
    2,861    Kellwood Co.                                       7.63      10/15/2017          1,445
                                                                                         ----------
             Total Consumer Discretionary                                                     2,305
                                                                                         ----------
             CONSUMER STAPLES (0.5%)
             -----------------------
             DRUG RETAIL (0.5%)
    9,866    CVS Caremark Corp.                                 6.30       6/01/2037          8,933
                                                                                         ----------
             ENERGY (1.0%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (1.0%)
    7,280    Enbridge Energy Partners, LP                       8.05      10/01/2037          7,199
    4,780    Enterprise Products Operating, LP                  7.00       6/01/2067          4,195
    9,750    Southern Union Co.                                 7.20(h)   11/01/2066          8,824
                                                                                         ----------
             Total Energy                                                                    20,218
                                                                                         ----------
             FINANCIALS (14.1%)
             ------------------
             CONSUMER FINANCE (0.5%)
    6,552    American Express Co.                               6.80       9/01/2066          6,241
    3,500    Capital One Financial Corp.                        7.69       8/15/2036          3,237
                                                                                         ----------
                                                                                              9,478
                                                                                         ----------
             DIVERSIFIED BANKS (1.4%)
    6,651    Comerica Capital Trust II                          6.58       2/20/2037          5,587
    1,000    Emigrant Bancorp, Inc.(c)                          6.25       6/15/2014            753
    6,500    First Tennessee Bank, N.A.                         5.65       4/01/2016          6,262
    4,000    USB Capital IX                                     6.19               -(i)       3,160
    5,800    USB Realty Corp.(c)                                6.09               -(i)       4,263
    6,500    Wachovia Capital Trust III                         5.80               -(i)       5,200
    1,000    Wells Fargo Capital XIII                           7.70               -(i)         990
                                                                                         ----------
                                                                                             26,215
                                                                                         ----------
             DIVERSIFIED REAL ESTATE ACTIVITIES (0.2%)
    3,000    Brookfield Asset Management, Inc.                  5.80       4/25/2017          2,923
                                                                                         ----------
             INVESTMENT BANKING & BROKERAGE (0.3%)
    8,693    Goldman Sachs Capital II                           5.79               -(i)       6,694
                                                                                         ----------
             LIFE & HEALTH INSURANCE (1.9%)
    2,000    Great-West Life & Annuity Insurance Co.(c)         7.15       5/16/2046          1,800
   10,000    Lincoln National Corp.                             7.00       5/17/2066          8,300


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  71

================================================================================



---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                         COUPON                         VALUE
(000)        SECURITY                                           RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------

$   1,300    MetLife Capital Trust X(c)                         9.25%      4/08/2038     $    1,423
    2,000    MetLife, Inc.                                     10.75       8/01/2069          2,395
   10,010    Nationwide Mutual Insurance Co.(c)                 5.81      12/15/2024          8,715
    6,500    Prudential Financial, Inc.                         8.88       6/15/2038          6,955
    9,030    StanCorp Financial Group, Inc.                     6.90       6/01/2067          7,445
                                                                                         ----------
                                                                                             37,033
                                                                                         ----------
             MULTI-LINE INSURANCE (1.2%)
   10,012    Genworth Financial, Inc.                           6.15      11/15/2066          7,034
   10,705    Glen Meadow(c)                                     6.51       2/12/2067          8,002
    9,165    Oil Insurance Ltd.(c)                              7.56               -(i)       8,013
                                                                                         ----------
                                                                                             23,049
                                                                                         ----------
             MULTI-SECTOR HOLDINGS (0.1%)
    2,000    Leucadia National Corp.                            8.65       1/15/2027          1,895
                                                                                         ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (1.4%)
    1,360    Bank of America Corp. Capital Trust XV             1.05(h)    6/01/2056            829
    5,000    BankAmerica Capital III                            0.87(h)    1/15/2027          3,390
    4,000    BankBoston Capital Trust IV                        0.85(h)    6/08/2028          2,684
    2,000    First Republic Bank Corp.                          7.75       9/15/2012          2,175
    7,710    General Electric Capital Corp.                     6.38      11/15/2067          7,180
    8,000    JPMorgan Chase & Co. Capital XXI                   1.29(h)    2/02/2037          5,611
    1,625    MBNA Capital B                                     1.14(h)    2/01/2027          1,102
    5,190    ZFS Finance USA Trust IV(c)                        5.88       5/09/2032          4,570
                                                                                         ----------
                                                                                             27,541
                                                                                         ----------
             PROPERTY & CASUALTY INSURANCE (1.8%)
    7,000    Allstate Corp.                                     6.13       5/15/2037          6,160
    7,000    Chubb Corp.                                        6.38       3/29/2067          6,720
    3,000    Fund American Companies, Inc.                      5.88       5/15/2013          3,103
    2,000    Ironshore Holdings US, Inc.(c)                     8.50       5/15/2020          1,994
    2,070    Liberty Mutual Group, Inc.                         7.30       6/15/2014          2,242
    7,000    Progressive Corp.                                  6.70       6/15/2037          6,395
    1,000    RLI Corp.                                          5.95       1/15/2014          1,030
    6,500    Travelers Companies, Inc.                          6.25       3/15/2037          6,067
                                                                                         ----------
                                                                                             33,711
                                                                                         ----------
             REGIONAL BANKS (3.2%)
    3,000    AgFirst Farm Credit Bank                           6.59               -(i)       2,522
    3,500    City National Capital Trust I                      9.63       2/01/2040          3,574
    3,000    Cullen/Frost Bankers, Inc.                         5.75       2/15/2017          2,852
    8,500    Fifth Third Capital Trust IV                       6.50       4/15/2037          6,864
    3,500    First Empire Capital Trust I                       8.23       2/01/2027          3,367
    5,000    Fulton Capital Trust I                             6.29       2/01/2036          3,204


================================================================================

72  | USAA CORNERSTONE STRATEGY FUND

================================================================================



---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                         COUPON                         VALUE
(000)        SECURITY                                           RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------

$  10,000    Huntington Capital III                             6.65%      5/15/2037     $    6,983
    5,039    Manufacturers & Traders Trust Co.                  5.63      12/01/2021          4,679
    4,000    PNC Preferred Funding Trust(c)                     6.52               -(i)       3,045
    4,979    PNC Preferred Funding Trust III(c)                 8.70               -(i)       5,073
    6,500    Regions Financing Trust II                         6.63       5/15/2047          4,726
    2,000    Susquehanna Bancshares, Inc.                       2.16(h)    5/01/2014          1,529
    2,500    Susquehanna Capital II                            11.00       3/23/2040          2,631
    3,000    TCF National Bank                                  5.50       2/01/2016          2,861
   10,000    Webster Capital Trust IV                           7.65       6/15/2037          7,000
                                                                                         ----------
                                                                                             60,910
                                                                                         ----------
             REINSURANCE (0.4%)
    4,000    Max USA Holdings Ltd.(c)                           7.20       4/14/2017          4,184
    4,000    Platinum Underwriters Finance, Inc.                7.50       6/01/2017          4,384
                                                                                         ----------
             Total Reinsurance                                                                8,568
                                                                                         ----------
             REITs - INDUSTRIAL (0.3%)
    1,000    ProLogis                                           6.88       3/15/2020            957
    4,500    ProLogis                                           2.25       4/01/2037          4,247
    1,000    ProLogis                                           1.88      11/15/2037            909
                                                                                         ----------
             Total REITs - Industrial                                                         6,113
                                                                                         ----------
             REITs - OFFICE (0.6%)
    3,000    Brandywine Operating Partnership, LP               5.70       5/01/2017          2,965
    3,390    Duke Realty, LP                                    5.95       2/15/2017          3,425
    1,426    HRPT Properties Trust                              5.75      11/01/2015          1,471
    2,715    HRPT Properties Trust                              6.25       8/15/2016          2,802
    1,000    HRPT Properties Trust                              6.25       6/15/2017          1,026
                                                                                         ----------
                                                                                             11,689
                                                                                         ----------
             REITs - RETAIL (0.6%)
    2,592    Developers Diversified Realty Corp.                5.38      10/15/2012          2,571
    2,000    Developers Diversified Realty Corp.                5.50       5/01/2015          1,931
    4,000    New Plan Excel Realty Trust, Inc.                  5.13       9/15/2012          3,600
    3,000    New Plan Excel Realty Trust, Inc.                  5.30       1/15/2015          2,355
      413    New Plan Excel Realty Trust, Inc.,
               acquired 02/20/2009; cost: $140(d)               7.68      11/02/2026            326
                                                                                         ----------
                                                                                             10,783
                                                                                         ----------
             REITs - SPECIALIZED (0.2%)
    1,000    Hospitality Properties Trust                       5.13       2/15/2015            980
    3,500    Ventas Realty, LP                                  6.75       4/01/2017          3,513
                                                                                         ----------
                                                                                              4,493
                                                                                         ----------
             Total Financials                                                               271,095
                                                                                         ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  73

================================================================================



---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                         COUPON                         VALUE
(000)        SECURITY                                           RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------

             INDUSTRIALS (0.1%)
             ------------------
             AIRLINES (0.1%)
$     197    Airport Airplanes                                 0.71%(h)    3/15/2019     $      193
    1,436    America West Airlines, Inc. Pass-Through
               Trust (INS)                                     7.93        1/02/2019          1,422
                                                                                         ----------
             Total Industrials                                                                1,615
                                                                                         ----------
             UTILITIES (2.4%)
             ----------------
             ELECTRIC UTILITIES (1.3%)
    1,846    Cedar Brakes II, LLC(c)                           9.88        9/01/2013          1,894
    2,000    FPL Group Capital, Inc.                           6.35       10/01/2066          1,822
    4,000    FPL Group Capital, Inc.                           6.65        6/15/2067          3,665
    1,000    FPL Group Capital, Inc.                           7.30        9/01/2067            987
      716    Oglethorpe Power Corp.                            6.97        6/30/2011            717
   10,000    PPL Capital Funding, Inc.                         6.70        3/30/2067          8,762
    1,000    SPI Electricity Property Ltd. (INS)               7.25       12/01/2016          1,157
    2,992    Texas Competitive Electric Holdings Co., LLC(j)   3.79       10/10/2014          2,313
    1,970    Texas Competitive Electric Holdings Co., LLC(j)   3.97       10/10/2014          1,515
    2,965    Texas Competitive Electric Holdings Co., LLC(j)   3.97       10/10/2014          2,289
                                                                                         ----------
                                                                                             25,121
                                                                                         ----------
             MULTI-UTILITIES (1.1%)
    6,500    Dominion Resources, Inc.                          7.50        6/30/2066          6,313
    1,000    Dominion Resources, Inc.                          6.30        9/30/2066            925
    9,741    Integrys Energy Group, Inc.                       6.11       12/01/2066          8,778
    3,000    Puget Sound Energy, Inc.                          6.97        6/01/2067          2,751
    3,500    Wisconsin Energy Corp.                            6.25        5/15/2067          3,189
                                                                                         ----------
                                                                                             21,956
                                                                                         ----------
             Total Utilities                                                                 47,077
                                                                                         ----------
             Total Corporate Obligations (cost: $300,621)                                   351,243
                                                                                         ----------

             EURODOLLAR AND YANKEE OBLIGATIONS (2.9%)

             ENERGY (0.5%)
             -------------
             INTEGRATED OIL & GAS (0.0%)
      133    PEMEX Finance Ltd.                                8.88       11/15/2010            137
      300    PEMEX Finance Ltd.                                9.03        2/15/2011            305
                                                                                         ----------
                                                                                                442
                                                                                         ----------
             OIL & GAS DRILLING (0.1%)
      672    Delek & Avner-Yam Tethys Ltd.(c)                  5.33        8/01/2013            684
                                                                                         ----------


================================================================================

74  | USAA CORNERSTONE STRATEGY FUND

================================================================================



---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                         COUPON                         VALUE
(000)        SECURITY                                           RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------

             OIL & GAS STORAGE & TRANSPORTATION (0.4%)
$   8,000    TransCanada Pipelines Ltd.                         6.35%      5/15/2067     $    7,267
                                                                                         ----------
             Total Energy                                                                     8,393
                                                                                         ----------
             FINANCIALS (2.3%)
             -----------------
             DIVERSIFIED BANKS (0.5%)
    6,500    Barclays Bank plc(c)                               8.55               -(i)       6,175
    4,125    BayernLB Capital Trust I                           6.20               -(i)       1,908
    2,500    Landsbanki Islands hf, acquired 10/12/2007;
               cost: $2,500(c),(d),(k)                          7.43               -(i)           9
    3,000    Royal Bank of Scotland Group plc                   7.64               -(i)       1,710
                                                                                         ----------
                                                                                              9,802
                                                                                         ----------
             DIVERSIFIED CAPITAL MARKETS (0.4%)
    8,000    UBS Preferred Funding Trust I                      8.62               -(i)       7,803
                                                                                         ----------
             DIVERSIFIED REAL ESTATE ACTIVITIES (0.1%)
    2,000    Brookfield Asset Management, Inc.                  7.13       6/15/2012          2,149
                                                                                         ----------
             MULTI-LINE INSURANCE (0.7%)
    5,092    AXA SA                                             3.79(h)            -(i)       3,439
    3,270    AXA SA                                             4.05(h)            -(i)       2,348
    8,000    ING Capital Funding Trust III                      8.44               -(i)       7,120
                                                                                         ----------
             Total Multi-Line Insurance                                                      12,907
                                                                                         ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
    3,000    ZFS Finance USA Trust II(c)                        6.45      12/15/2065          2,760
                                                                                         ----------
             PROPERTY & CASUALTY INSURANCE (0.5%)
    2,500    Allied World Assurance Holdings Ltd.               7.50       8/01/2016          2,722
    6,670    QBE Insurance Group Ltd.(c)                        5.65       7/01/2023          6,114
                                                                                         ----------
                                                                                              8,836
                                                                                         ----------
             REGIONAL BANKS (0.0%)
    3,000    Glitnir Banki hf, acquired 9/11/2006 and
               10/18/2006; cost: $3,051(c),(d),(k)              7.45               -(i)          11
                                                                                         ----------
             Total Financials                                                                44,268
                                                                                         ----------
             MATERIALS (0.1%)
             ----------------
             DIVERSIFIED METALS & MINING (0.1%)
    2,500    Glencore Finance S.A.                              8.00               -(i)       2,412
                                                                                         ----------
             Total Eurodollar and Yankee
               Obligations (cost: $59,478)                                                   55,073
                                                                                         ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  75

================================================================================



-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                COUPON                          VALUE
(000)        SECURITY                                                  RATE        MATURITY           (000)
-----------------------------------------------------------------------------------------------------------

             ASSET-BACKED SECURITIES (1.6%)

             FINANCIALS (1.6%)
             -----------------
             ASSET-BACKED FINANCING (1.6%)
$      376   Aerco Ltd.(c)                                             0.86%(h)    7/15/2025     $      352
     3,000   AESOP Funding II, LLC(c)                                  9.31       10/20/2013          3,334
        43   AmeriCredit Automobile Receivables Trust                  2.03(h)     1/12/2012             43
     2,000   AmeriCredit Automobile Receivables Trust                  6.96       10/14/2014          2,130
     1,500   Banc of America Securities Auto Trust                     5.51        2/19/2013          1,504
     1,500   Bank of America Credit Card Trust                         0.63(h)     6/15/2014          1,466
     1,050   Citibank Credit Card Issuance Trust                       6.95        2/18/2014          1,122
     3,000   Credit Acceptance Auto Loan Trust(c)                      5.68        5/15/2017          3,096
     3,000   GE Equipment Midticket, LLC                               0.66(h)     9/15/2017          2,902
     2,000   Hertz Vehicle Financing, LLC(c)                           5.08       11/25/2011          2,021
     1,475   MBNA Master Credit Card Note Trust                        6.80        7/15/2014          1,574
     1,700   Prestige Auto Receivables Trust "A"(c)                    5.67        4/15/2017          1,701
     3,000   Rental Car Finance Corp.(c)                               0.48(h)     7/25/2013          2,786
     1,817   SLM Student Loan Trust                                    0.87(h)    10/25/2038          1,581
     3,000   Triad Automobile Receivables Owners Trust                 5.43        7/14/2014          3,140
     1,661   Trinity Rail Leasing, LP(c)                               5.90        5/14/2036          1,562
       533   USXL Funding, LLC (INS)(c)                                5.38(h)     4/15/2014            532
                                                                                                 ----------
             Total Financials                                                                        30,846
                                                                                                 ----------
             Total Asset-Backed Securities (cost: $29,489)                                           30,846
                                                                                                 ----------
             COMMERCIAL MORTGAGE SECURITIES (8.2%)

             FINANCIALS (8.2%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (8.2%)
       392   Banc of America Commercial Mortgage, Inc.                 7.20        9/15/2032            393
     2,000   Banc of America Commercial Mortgage, Inc.                 4.77        7/10/2043          1,577
     1,200   Banc of America Commercial Mortgage, Inc.                 4.95        7/10/2043            983
     8,045   Banc of America Commercial Mortgage, Inc.                 6.01        7/10/2044          6,890
     3,000   Banc of America Commercial Mortgage, Inc.                 5.96        5/10/2045          2,695
     1,175   Banc of America Commercial Mortgage, Inc.                 5.68        7/10/2046          1,028
     6,000   Banc of America Commercial Mortgage, Inc.                 5.35        9/10/2047          3,224
     5,735   Banc of America Commercial Mortgage, Inc.(c)              6.14        9/10/2047          5,017
       436   Bear Stearns Commercial Mortgage Securities, Inc.         4.00        3/13/2040            441
     3,500   Bear Stearns Commercial Mortgage Securities, Inc.         5.69        6/11/2050          3,568
     3,000   Chase Commercial Mortgage Securities Corp.                6.39       11/18/2030          3,002
     2,798   Chase Commercial Mortgage Securities Corp.                7.32       10/15/2032          2,820
     1,000   Citigroup Commercial Mortgage Trust                       5.40        7/15/2044            568
       860   Citigroup Commercial Mortgage Trust                       5.89       12/10/2049            878


================================================================================

76  | USAA CORNERSTONE STRATEGY FUND

================================================================================



-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                COUPON                          VALUE
(000)        SECURITY                                                  RATE        MATURITY           (000)
-----------------------------------------------------------------------------------------------------------

$    4,500   Citigroup Commercial Mortgage Trust                       6.30%      12/10/2049     $    3,841
     2,000   Commercial Mortgage                                       5.54        2/11/2017          1,621
     6,000   Commercial Mortgage Loan Trust                            6.22       12/10/2049          4,718
     5,000   Commercial Mortgage Trust                                 4.58       10/15/2037          5,025
     2,500   Credit Suisse Commercial Mortgage Trust                   5.82        6/15/2038          2,238
     4,000   Credit Suisse Commercial Mortgage Trust                   6.02        6/15/2038          4,104
     1,050   Credit Suisse Commercial Mortgage Trust                   5.55        2/15/2039            867
     6,562   Credit Suisse Commercial Mortgage Trust                   6.22        2/15/2041          6,656
     2,000   Credit Suisse First Boston Mortgage Securities Corp.(c)   6.65       12/18/2035          2,011
     2,213   Credit Suisse First Boston Mortgage Securities Corp.(c)   5.02        1/15/2037          1,793
     2,500   Credit Suisse First Boston Mortgage Securities Corp.      5.10        8/15/2038          2,216
     1,000   GE Capital Commercial Mortgage Corp.                      6.07        6/10/2038          1,033
     3,355   GE Capital Commercial Mortgage Corp.                      5.61       12/10/2049          2,234
     2,500   GMAC Commercial Mortgage Securities, Inc.                 4.75        5/10/2043          2,375
       499   Government Lease Trust(c)                                 6.48        5/18/2011            507
        49   Greenwich Capital Commercial Funding Corp.                4.02        1/05/2036             49
     1,000   GS Mortgage Securities Corp. II(c)                        6.45        8/05/2018          1,030
     2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.    4.99        9/12/2037          1,824
       625   J.P. Morgan Chase Commercial Mortgage Securities Corp.    5.00       10/15/2042            581
     2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.    5.49        4/15/2043          2,125
     3,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.    5.81        6/12/2043          3,071
     2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.    5.35       12/15/2044          1,356
     2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.    5.35       12/15/2044          1,236
       808   LB-UBS Commercial Mortgage Trust                          4.56        9/15/2026            820
     4,000   LB-UBS Commercial Mortgage Trust                          5.87        6/15/2032          4,072
     3,000   LB-UBS Commercial Mortgage Trust(c)                       5.33       12/15/2036          2,661
     1,500   Merrill Lynch Mortgage Trust                              5.23       11/12/2037          1,493
     1,000   Merrill Lynch Mortgage Trust                              5.38        1/12/2044            565
     3,000   Merrill Lynch Mortgage Trust                              5.38        8/12/2048          2,788
     3,500   Merrill Lynch Mortgage Trust                              5.83        6/12/2050          3,498
     7,000   Merrill Lynch Mortgage Trust                              5.69        2/12/2051          7,051
     5,000   Merrill Lynch/Countrywide Commercial Mortgage Trust       5.36        8/12/2048          4,927
     3,000   ML-CFC Commercial Mortgage Trust                          5.42        8/12/2048          2,200
     3,000   ML-CFC Commercial Mortgage Trust                          5.96        8/12/2049          2,533
     4,000   ML-CFC Commercial Mortgage Trust                          5.70        9/12/2049          3,876
     4,000   Morgan Stanley Capital I, Inc.                            5.80        8/12/2041          4,352


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  77

================================================================================



-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                COUPON                          VALUE
(000)        SECURITY                                                  RATE        MATURITY           (000)
-----------------------------------------------------------------------------------------------------------

$      878   Morgan Stanley Capital I, Inc.                            5.15%       8/13/2042     $      598
       723   Morgan Stanley Capital I, Inc.                            5.17        8/13/2042            472
     3,000   Morgan Stanley Capital I, Inc.                            5.81       12/12/2049          2,982
     5,000   Morgan Stanley Capital I, Inc.                            4.77        7/15/2056          4,159
     5,000   Mortgage Capital Funding, Inc.                            7.06        6/18/2030          4,988
     2,000   Prudential Mortgage Capital Funding, LLC                  6.76        5/10/2034          2,056
     2,264   Wachovia Bank Commercial Mortgage Trust                   5.00        7/15/2041          2,282
     2,119   Wachovia Bank Commercial Mortgage Trust                   4.66        4/15/2042          2,123
     3,000   Wachovia Bank Commercial Mortgage Trust                   4.61        5/15/2044          3,015
     4,500   Wachovia Bank Commercial Mortgage Trust                   5.42        1/15/2045          4,537
     4,000   Wachovia Bank Commercial Mortgage Trust                   5.50       10/15/2048          4,061
                                                                                                 ----------
             Total Financials                                                                       157,704
                                                                                                 ----------
             Total Commercial Mortgage Securities (cost: $137,335)                                  157,704
                                                                                                 ----------
             U.S. GOVERNMENT AGENCY ISSUES (0.0%)(l)

             INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)
     3,952   Government National Mortgage Assn.                        1.75        7/16/2010             48
                                                                                                 ----------
             MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.0%)
        67   Government National Mortgage Assn. I                      6.50        5/15/2023             73
        60   Government National Mortgage Assn. I                      6.50        4/15/2024             65
        22   Government National Mortgage Assn. I                      7.50        3/15/2017             25
        27   Government National Mortgage Assn. I                      7.50        3/15/2017             29
         7   Government National Mortgage Assn. I                      8.00        6/15/2016              8
         4   Government National Mortgage Assn. I                      8.00        9/15/2016              5
         8   Government National Mortgage Assn. I                      8.00       11/15/2016              9
         5   Government National Mortgage Assn. I                      8.50        6/15/2016              5
         3   Government National Mortgage Assn. I                      8.50        6/15/2016              4
         9   Government National Mortgage Assn. I                      8.50        7/15/2016             10
         2   Government National Mortgage Assn. I                      8.50        9/15/2016              2
        15   Government National Mortgage Assn. I                      8.50       12/15/2016             17
         8   Government National Mortgage Assn. I                      8.50       12/15/2016              9
         1   Government National Mortgage Assn. I                      8.50        1/15/2017              1
         5   Government National Mortgage Assn. I                      8.50        1/15/2017              5
         2   Government National Mortgage Assn. I                      8.50        2/15/2017              3
         2   Government National Mortgage Assn. I                      9.00        6/15/2016              2
         1   Government National Mortgage Assn. I                      9.00        7/15/2016              2
         1   Government National Mortgage Assn. I                      9.00        8/15/2016              1
         2   Government National Mortgage Assn. I                      9.00        9/15/2016              2
         1   Government National Mortgage Assn. I                      9.00       10/15/2016              2
        10   Government National Mortgage Assn. I                      9.50        9/15/2016             11
        13   Government National Mortgage Assn. I                      9.50       11/15/2016             14
         2   Government National Mortgage Assn. I                      9.50       11/15/2016              3


================================================================================

78  | USAA CORNERSTONE STRATEGY FUND

================================================================================



-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                COUPON                          VALUE
(000)        SECURITY                                                  RATE        MATURITY           (000)
-----------------------------------------------------------------------------------------------------------

$        2   Government National Mortgage Assn. I                      9.50%      11/15/2016     $        2
        10   Government National Mortgage Assn. I                      9.50        4/15/2017             11
                                                                                                 ----------
                                                                                                        320
                                                                                                 ----------
             Total U.S. Government Agency Issues (cost: $296)                                           368
                                                                                                 ----------
             U.S. TREASURY SECURITIES (3.7%)

             INFLATION-INDEXED NOTES (3.7%)
    52,858   2.13%, 2/15/2040                                                                        56,645
    12,669   2.50%, 1/15/2029                                                                        14,104
                                                                                                 ----------
             Total Inflation-Indexed Notes (cost: $68,505)                                           70,749
                                                                                                 ----------
             Total U.S. Treasury Securities (cost: $68,505)                                          70,749
                                                                                                 ----------
             MUNICIPAL BONDS (0.3%)

             CASINOS & GAMING (0.2%)
     4,000   Mashantucket (Western) Pequot Tribe,
               acquired 7/29/2005 and 10/05/2009;
               cost: $3,410(c),(d),(k)                                 5.91        9/01/2021          2,006
     2,375   Seneca Nation of Indians Capital
               Improvements Auth.                                      6.75       12/01/2013          2,274
                                                                                                 ----------
                                                                                                      4,280
                                                                                                 ----------
             SPECIAL ASSESSMENT/TAX/FEE (0.1%)
     1,710   Erie County Tobacco Asset Securitization Corp.            6.00        6/01/2028          1,495
                                                                                                 ----------
             Total Municipal Bonds (cost: $7,448)                                                     5,775
                                                                                                 ----------
             Total Bonds (cost: $603,172)                                                           671,758
                                                                                                 ----------


-----------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
-----------------------------------------------------------------------------------------------------------

             MONEY MARKET INSTRUMENTS (0.8%)

             MONEY MARKET FUNDS (0.8%)
15,037,422   State Street Institutional Liquid Reserve Fund, 0.18%(m)                                15,037
                                                                                                 ----------


-----------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
-----------------------------------------------------------------------------------------------------------

             U.S. TREASURY BILLS (0.0%)
$      600   1.16%, 6/17/2010(n),(o)                                                                    600
                                                                                                 ----------
             Total Money Market Instruments (cost: $15,637)                                          15,637
                                                                                                 ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  79

================================================================================



-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                                                VALUE
(000)        SECURITY                                                                                 (000)
-----------------------------------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (12.7%)

             REPURCHASE AGREEMENTS (11.3%)
$   59,000   Credit Suisse First Boston LLC, 0.20%, acquired on
               5/28/2010 and due 6/01/2010 at $59,000 (collateralized
               by $60,245 of Freddie Mac(l),(+), 0.17% - 0.28%(o),
               due 7/06/2010 - 11/15/2010; market value $60,183)                                $    59,000
    58,000   Deutsche Bank Securities, Inc., 0.20%, acquired on
               5/28/2010 and due 6/01/2010 at $58,000 (collateralized by
               $10,000 of Freddie Mac(l),(+), 1.63%, due 7/19/2012;
               and $48,915 of Federal Home Loan Bank(l), (+), 0.38 - 4.30%,
               due 6/22/2010 - 5/13/2019; combined market value $59,160)                             58,000
    50,000   Goldman Sachs & Co., 0.19%, acquired on 5/28/2010 and
               due 6/01/2010 at $50,000 (collateralized by $50,958 of
               Federal Farm Credit(l),(+), 0.36% - 5.00%, due
               6/02/2010 - 5/14/2012; market value $51,000)                                          50,000
    50,000   HSBC Securities (USA), Inc., 0.19%, acquired on
               5/28/2010 and due 6/01/2010 at $50,000 (collateralized by
               $50,755 of U.S. Treasury, 1.00%, due 3/31/2012;
               market value $51,002)                                                                 50,000
                                                                                                 ----------
             Total Repurchase Agreements                                                            217,000
                                                                                                 ----------


-----------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
-----------------------------------------------------------------------------------------------------------

             MONEY MARKET FUNDS (1.4%)
   126,829   BlackRock Liquidity Funds TempFund Portfolio, 0.16%(m)                                     127
27,832,628   Fidelity Institutional Money Market Portfolio, 0.23%(m)                                 27,832
                                                                                                 ----------
             Total Money Market Funds                                                                27,959
                                                                                                 ----------
             Total Short-Term Investments Purchased With Cash Collateral
               From Securities Loaned (cost: $244,959)                                              244,959
                                                                                                 ----------

             TOTAL INVESTMENTS (COST: $2,077,000)                                                $2,164,754
                                                                                                 ==========


================================================================================

80  | USAA CORNERSTONE STRATEGY FUND

================================================================================



-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER OF                                                                                             VALUE
CONTRACTS    SECURITY                                                                                 (000)
-----------------------------------------------------------------------------------------------------------

             PURCHASED OPTIONS (0.1%)
       225   Put - Russell 2000 Index expiring June 19, 2010 at 620                              $      214
       225   Put - Russell 2000 Index expiring June 19, 2010 at 630                                     261
       799   Put - S&P 500 Index expiring June 19, 2010 at 1,080                                      2,001
                                                                                                 ----------
             TOTAL PURCHASED OPTIONS (COST: $2,981)                                              $    2,476
                                                                                                 ==========
             WRITTEN OPTIONS (0.0%)
      (225)  Put - Russell 2000 Index expiring June 19, 2010 at 550                                     (58)
      (799)  Put - S&P 500 Index expiring June 19, 2010 at 970                                         (459)
                                                                                                 ----------
             TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $1,102)                                   $     (517)
                                                                                                 ==========


-----------------------------------------------------------------------------------------------------------
NUMBER OF                                                                         CONTRACT       UNREALIZED
CONTRACTS                                                            EXPIRATION     VALUE      DEPRECIATION
LONG/(SHORT)                                                            DATE        (000)             (000)
-----------------------------------------------------------------------------------------------------------

             FUTURES (0.2%)
        42   DJ Euro Stoxx 50 Index                                   6/18/2010    $1,341        $      (65)
        12   FTSE 100 Index                                           6/18/2010       900               (35)
        26   Nikkei 225 Index                                         6/10/2010     1,254               (76)
         2   SPI 200 Index                                            6/17/2010       188               (19)
                                                                                   ------        ----------
             TOTAL FUTURES                                                         $3,683        $     (195)
                                                                                   ======        ==========


-----------------------------------------------------------------------------------------------------------
                                                                                                 UNREALIZED
                                                                                  CONTRACT     APPRECIATION
NUMBER OF    FORWARD FOREIGN CURRENCY                                SETTLEMENT     VALUE    (DEPRECIATION)
CONTRACTS    EXCHANGE CONTRACTS                                         DATE        (000)             (000)
-----------------------------------------------------------------------------------------------------------

             CONTRACTS TO SELL
   302,000   Pound Sterling                                           6/02/2010    $  437        $       20
   513,000   Euro Currency                                            6/02/2010       630                30
                                                                                   ------        ----------
             Receivable Amount ($1,117)                                            $1,067        $       50
                                                                                   ------        ----------
             CONTRACTS TO BUY
   302,000   Pound Sterling                                           6/02/2010    $  437        $       (3)
   513,000   Euro Currency                                            6/02/2010       630                (6)
                                                                                   ------        ----------
             Payable Amount ($1,076)                                               $1,067        $       (9)
                                                                                   ------        ----------

             NET APPRECIATION/(DEPRECIATION)                                                     $       41
                                                                                                 ==========


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  81

================================================================================



-------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------
                                        (LEVEL 1)             (LEVEL 2)        (LEVEL 3)
                                    QUOTED PRICES     OTHER SIGNIFICANT      SIGNIFICANT
                                IN ACTIVE MARKETS            OBSERVABLE     UNOBSERVABLE
ASSETS                  FOR IDENTICAL LIABILITIES                INPUTS           INPUTS          TOTAL
-------------------------------------------------------------------------------------------------------

U.S. Equity Securities:
  Common Stocks                          $457,965            $        9           $    -     $  457,974
  Preferred Securities                      4,591                 9,317            5,600         19,508
  Warrants                                      -                     -                -              -
  Investment Companies                    145,748                     -                -        145,748
  Hedge Funds                                   -                47,535                -         47,535
International Equity Securities:
  Common Stocks                            20,076               296,494                -        316,570
  Preferred Securities                      5,984                 6,711                -         12,695
  Rights                                      108                     1                -            109
  Investment Companies                    113,576                     -                -        113,576
Precious Metals and Minerals Securities:
  Gold                                     61,202                     -                -         61,202
  Platinum Group Metals                         6                 5,731                -          5,737
  Silver                                    6,900                     -                -          6,900
Global Real Estate Equity Securities:
  Common Stocks                            23,798                 7,186                -         30,984
  Investment Companies                     13,862                     -                -         13,862
  Rights                                        -                     -                -              -
Bonds:
  Corporate Obligations                         -               351,243                -        351,243
  Eurodollar and Yankee Obligations             -                55,073                -         55,073
  Asset-backed Securities                       -                30,846                -         30,846
  Commercial Mortgage Securities                -               157,704                -        157,704
  U.S. Government Agency Issues                 -                   368                -            368
  U.S. Treasury Securities                 70,749                     -                -         70,749
  Municipal Bonds                               -                 5,775                -          5,775
Money Market Instruments:
  Money Market Funds                       15,037                     -                -         15,037
  U.S. Treasury Bills                           -                   600                -            600
Short-Term Investments Purchased With
  Cash Collateral From Securities Loaned:
  Repurchase Agreements                         -               217,000                -        217,000
  Money Market Funds                       27,959                     -                -         27,959
Purchased Options                           2,476                     -                -          2,476
Futures*                                     (195)                    -                -           (195)
Forward Currency Contracts to Sell              -                    50                -             50
-------------------------------------------------------------------------------------------------------
Total                                    $969,842            $1,191,643           $5,600     $2,167,085
-------------------------------------------------------------------------------------------------------


================================================================================

82  | USAA CORNERSTONE STRATEGY FUND

================================================================================



-------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------
                                        (LEVEL 1)             (LEVEL 2)        (LEVEL 3)
                                    QUOTED PRICES     OTHER SIGNIFICANT      SIGNIFICANT
                                IN ACTIVE MARKETS            OBSERVABLE     UNOBSERVABLE
LIABILITIES                  FOR IDENTICAL ASSETS                INPUTS           INPUTS          TOTAL
-------------------------------------------------------------------------------------------------------

Written Options                             $(517)                  $ -               $-          $(517)
Forward Currency Contracts to Buy*              -                    (9)               -             (9)
-------------------------------------------------------------------------------------------------------
Total                                       $(517)                  $(9)              $-          $(526)
-------------------------------------------------------------------------------------------------------


*Futures and Forward Currency Contracts are valued at the unrealized appreciation/depreciation on the investment.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:



-------------------------------------------------------------------------------------------------------
                                                                                              PREFERRED
                                                                                             SECURITIES
-------------------------------------------------------------------------------------------------------

Balance as of May 31, 2009                                                                       $    -
Net realized gain (loss)                                                                              -
Change in net unrealized appreciation/depreciation*                                                (350)
Net purchases (sales)                                                                             5,950
Transfers in and/or out of Level 3                                                                    -
-------------------------------------------------------------------------------------------------------
Balance as of May 31, 2010                                                                       $5,600
-------------------------------------------------------------------------------------------------------

*Reported in the statement of operations in the change in net unrealized appreciation/depreciation of investments.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  83

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2010

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 29.4% of net assets at May 31, 2010.

  The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o CATEGORIES AND DEFINITIONS

  ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled and unscheduled principal repayments. Rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

  HEDGE FUNDS -- private investment funds open to a limited range of investors and exempt from certain regulations. Deutsche iGAP

================================================================================

84  | USAA CORNERSTONE STRATEGY FUND

================================================================================

  Investment Trust, managed by Deutsche Bank Trust Company Americas, invests primarily in a diversified portfolio of short-term money market investments, and long and short positions in exchange-traded equity index and government bond index futures, currency forward contracts, and other derivative instruments. As of May 31, 2010, the Fund owns approximately 40% of the Class "B" shares of the iGAP fund and may redeem all or part of its investment upon 10 days' prior written notice. The Fund does not invest in the iGAP fund for the purpose of exercising management or control.

  EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

  INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) -- represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

  U.S. TREASURY INFLATION-INDEXED NOTES -- designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  85

================================================================================

  RIGHTS -- enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

  WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

  ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
  GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
  iShares Exchange-traded funds, managed by BlackRock, Inc., that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.
  REIT     Real estate investment trust
  SPDR Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor's Depositary Receipts, which tracks the
           S&P 500 Index. SPDRs are traded on securities exchanges.

  CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

  (INS)    Principal and interest payments are insured by one of the following:
           AMBAC Assurance Corp., or Financial Guaranty Insurance Co. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject

================================================================================

86  | USAA CORNERSTONE STRATEGY FUND

================================================================================

           to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o SPECIFIC NOTES

  (a) The security or a portion thereof was out on loan as of May 31, 2010.

  (b) Security was fair valued at May 31, 2010, by USAA Investment Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees.

  (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

  (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2010, was $50,637,000, which represented 2.6% of the Fund's net assets.

  (e) Restricted security that is not registered under the Securities Act of 1933.

  (f) Security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2010.

  (g) Pay-in-kind (PIK) -- security in which the issuer has the option to make interest or dividend payments in cash or in additional securities. The security issued with the interest or dividend payment option usually has the same terms, including maturity date, as the PIK securities.

  (h) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2010.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  87

================================================================================

  (i) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

  (j) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2010. The weighted average life of the loan is likely to be substantially shorter than the stated final maturity date due to mandatory or optional prepayments. Security deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

  (k) Currently the issuer is in default with respect to interest and/or principal payments.

  (l) U.S. government agency issues -- mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, indicated with "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

  (m) Rate represents the money market fund annualized seven-day yield at May 31, 2010.

  (n) Securities with a value of $600,000 are segregated as collateral for initial margin requirements on open futures contracts.

  (o) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

88  | USAA CORNERSTONE STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2010

--------------------------------------------------------------------------------


ASSETS
   Investments in securities, at market value (including securities
       on loan of $234,944) (cost of $1,860,000)                                $1,947,754
   Investment in repurchase agreements (cost approximates market value)            217,000
   Purchased options, at market value (cost of $2,981)                               2,476
   Cash denominated in foreign currencies (identified cost of $1,973)                1,951
   Receivables:
       Capital shares sold                                                             976
       USAA Investment Management Company (Note 6D)                                    659
       Dividends and interest                                                       12,355
       Securities sold                                                              35,628
       Other                                                                           138
   Variation margin on futures contracts                                                30
   Unrealized appreciation on foreign currency contracts held, at value                 65
                                                                                ----------
           Total assets                                                          2,219,032
                                                                                ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                            244,959
       Securities purchased                                                         45,675
       Capital shares redeemed                                                       1,206
       Bank overdraft                                                                  950
   Written options, at market value (premiums received of $1,102)                      517
   Accrued management fees                                                           1,255
   Accrued transfer agent's fees                                                        35
   Other accrued expenses and payables                                                 282
                                                                                ----------
           Total liabilities                                                       294,879
                                                                                ----------
               Net assets applicable to capital shares outstanding              $1,924,153
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $2,239,632
   Accumulated undistributed net investment income                                  28,862
   Accumulated net realized loss on investments, options, and
       futures transactions                                                       (431,978)
   Net unrealized appreciation of investments, options, and futures contracts       87,639
   Net unrealized depreciation of foreign currency translations                         (2)
                                                                                ----------
           Net assets applicable to capital shares outstanding                  $1,924,153
                                                                                ==========
   Capital shares outstanding, unlimited number of shares authorized,
       no par value                                                                 94,195
                                                                                ==========
   Net asset value, redemption price, and offering price per share              $    20.43
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  89

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2010

--------------------------------------------------------------------------------


INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $981)                              $ 27,140
   Interest                                                                         55,163
   Securities lending (net)                                                            509
                                                                                  --------
          Total income                                                              82,812
                                                                                  --------
EXPENSES
   Management fees                                                                  14,046
   Administration and servicing fees                                                 2,809
   Transfer agent's fees                                                             5,920
   Custody and accounting fees                                                       1,017
   Postage                                                                             305
   Shareholder reporting fees                                                          155
   Trustees' fees                                                                       10
   Registration fees                                                                    49
   Professional fees                                                                   145
   Other                                                                                37
                                                                                  --------
          Total expenses                                                            24,493
   Expenses reimbursed                                                              (2,207)
                                                                                  --------
          Net expenses                                                              22,286
                                                                                  --------
NET INVESTMENT INCOME                                                               60,526
                                                                                  --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments:
          Unaffiliated transactions                                                154,868
          Affiliated transactions (Note 8)                                            (210)
      Foreign currency transactions                                                   (197)
      Options                                                                      (17,969)
      Futures transactions                                                             824
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                  160,416
      Foreign currency translations                                                   (205)
      Options                                                                         (620)
      Futures contracts                                                               (575)
                                                                                  --------
          Net realized and unrealized gain                                         296,332
                                                                                  --------
   Increase in net assets resulting from operations                               $356,858
                                                                                  ========

See accompanying notes to financial statements.

================================================================================

90  | USAA CORNERSTONE STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,


------------------------------------------------------------------------------------------
                                                                     2010             2009
------------------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income                                       $   60,526       $   52,545
   Net realized gain (loss) on investments                        154,658         (527,959)
   Net realized loss on foreign currency transactions                (197)          (1,146)
   Net realized gain (loss) on options                            (17,969)           5,820
   Net realized gain (loss) on futures transactions                   824           (2,119)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                 160,416         (122,038)
      Foreign currency translations                                  (205)             254
      Options                                                        (620)             217
      Futures contracts                                              (575)             168
                                                               ---------------------------
      Increase (decrease) in net assets resulting
           from operations                                        356,858         (594,258)
                                                               ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (57,537)         (46,508)
                                                               ---------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      274,468          261,778
   Reinvested dividends                                            56,774           45,873
   Cost of shares redeemed                                       (310,364)        (306,735)
                                                               ---------------------------
      Increase in net assets from capital
           share transactions                                      20,878              916
                                                               ---------------------------
   Net increase (decrease) in net assets                          320,199         (639,850)
NET ASSETS
   Beginning of year                                            1,603,954        2,243,804
                                                               ---------------------------
   End of year                                                 $1,924,153       $1,603,954
                                                               ===========================
Accumulated undistributed net investment income:
   End of year                                                 $   28,862       $   25,824
                                                               ===========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                     13,623           15,003
   Shares issued for dividends reinvested                           2,771            3,022
   Shares redeemed                                                (15,378)         (17,677)
                                                               ---------------------------
      Increase in shares outstanding                                1,016              348
                                                               ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  91

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is

================================================================================

92  | USAA CORNERSTONE STRATEGY FUND

================================================================================

         open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  93

================================================================================

         the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8.   Options are valued by a pricing service at the National Best Bid/Offer
         (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services,

================================================================================

94  | USAA CORNERSTONE STRATEGY FUND

================================================================================

         broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities that were valued as of May 31, 2010, using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's Board of Trustees. The Fund held a preferred security that was not priced by any of the pricing services. The fair value methods included using inputs such as the last available quotations from the sole market maker for the security. Refer to the portfolio of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  95

================================================================================

    investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- On December 1, 2008, the Fund adopted an accounting standard that requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements, if any.

    The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded

================================================================================

96  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  97

================================================================================

    put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves writing (selling) index call or corresponding ETF options and purchasing index put or corresponding ETF options or index put spread options against a highly correlated stock portfolio. The combination of the diversified stock portfolio with the index call and put or corresponding ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on securities indexes or corresponding ETF options are different from options on individual securities in that the holder of the index options contract has the right to receive an amount of cash equal to the difference between the exercise price and the closing price of the underlying index on exercise date. If an option on an index is exercised, the realized gain or loss is determined from the exercise price, the value of the underlying index, and the amount of the premium.

    FORWARD CURRENCY CONTRACTS -- The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into transactions to purchase or sell forward currency contracts in order to gain exposure to, or hedge against, changes in foreign exchange rates on its investment in securities traded in foreign countries. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. When the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund bears the market risk that arises from changes in foreign exchange rates and the credit risk that a counterparty may fail to perform under a contract. The Fund's net equity in open forward currency contracts is included in the statement of assets and liabilities as net unrealized appreciation or depreciation and is generated from differences in the forward currency exchange

================================================================================

98  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    rates at the trade dates of the contracts and the rates at the reporting date. When the contracts are settled, the Fund records a realized gain or loss equal to the difference in the forward currency exchange rates at the trade dates and at the settlement dates.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS
    (IN THOUSANDS)

ASSETS                                   5/31/2010                           5/31/2009
--------------------------------------------------------------------------------------------------
                              STATEMENT OF                         STATEMENT OF
DERIVATIVES NOT ACCOUNTED     ASSETS AND                           ASSETS AND
FOR AS HEDGING INSTRUMENTS    LIABILITIES                          LIABILITIES
UNDER STATEMENT 133           LOCATION            FAIR VALUE       LOCATION            FAIR VALUE
--------------------------------------------------------------------------------------------------

Equity contracts              Purchased             $2,281*        Purchased             $5,214*
                              options; Net                         options; Net
                              unrealized                           unrealized
                              appreciation of                      depreciation of
                              investments,                         investments,
                              options, and                         options, and
                              futures contracts                    futures contracts
--------------------------------------------------------------------------------------------------
Forward contracts             Unrealized             50**          -                      -
                              appreciation on
                              foreign currency
                              contracts
--------------------------------------------------------------------------------------------------


 *Includes cumulative appreciation (depreciation) of futures contracts as reported in the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.



LIABILITIES                              5/31/2010                           5/31/2009
--------------------------------------------------------------------------------------------------
                              STATEMENT OF                         STATEMENT OF
DERIVATIVES NOT ACCOUNTED     ASSETS AND                           ASSETS AND
FOR AS HEDGING INSTRUMENTS    LIABILITIES                          LIABILITIES
UNDER STATEMENT 133           LOCATION            FAIR VALUE       LOCATION            FAIR VALUE
--------------------------------------------------------------------------------------------------

Equity contracts              Written options       $517           Written options       $3,299
--------------------------------------------------------------------------------------------------
Forward contracts             Unrealized             9**           -                     -
                              depreciation on
                              foreign currency
                              contracts
--------------------------------------------------------------------------------------------------

**Net value of $41 for forward currency contracts is reported as a component of unrealized appreciation on foreign currency contracts.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  99

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF CHANGES IN NET ASSETS DURING THE YEAR ENDED MAY 31, 2010, AND SIX-MONTH PERIOD ENDED MAY 31, 2009*
   (IN THOUSANDS)

DERIVATIVES
NOT ACCOUNTED
FOR AS HEDGING    STATEMENT OF                                           CHANGE IN UNREALIZED
INSTRUMENTS       CHANGES IN                                             APPRECIATION
UNDER             NET ASSETS                  REALIZED GAIN (LOSS)       (DEPRECIATION)
STATEMENT 133     LOCATION                    ON DERIVATIVES             ON DERIVATIVES
------------------------------------------------------------------------------------------------
                                              5/31/2010     5/31/2009*   5/31/2010    5/31/2009*
------------------------------------------------------------------------------------------------

Interest rate     Net realized                $   (121)     $     -      $     -       $    -
contracts         gain (loss) on
                  options and
                  futures transactions/
                  change in net
                  unrealized
                  appreciation/
                  depreciation of
                  options and futures
                  contracts
------------------------------------------------------------------------------------------------
Equity contracts  Net realized                 (17,024)      (1,939)      (1,195)       1,735
                  gain (loss) on
                  options and
                  futures transactions/
                  change in net
                  unrealized
                  appreciation/
                  depreciation of
                  options and futures
                  contracts
------------------------------------------------------------------------------------------------
Forward           Change in                          -            -           41            -
contracts         net unrealized
                  appreciation/depreciation
                  of foreign currency
                  translations
------------------------------------------------------------------------------------------------
Total                                         $(17,145)     $(1,939)     $(1,154)      $1,735
------------------------------------------------------------------------------------------------

*The statement of changes reflects the year ended May 31, 2009, while the schedule reflects the period December 1, 2008 - May 31, 2009. This accounting standard was effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

================================================================================

100  | USAA CORNERSTONE STRATEGY FUND

================================================================================

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  101

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

================================================================================

102  | USAA CORNERSTONE STRATEGY FUND

================================================================================

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2010, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by less than $500.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  103

================================================================================

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was 0.07% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2010, the Fund paid CAPCO facility fees of $8,000, which represents 4.4% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2010.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency gains and losses and passive foreign investment corporations gains and losses resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and increase accumulated net realized loss on investments by $49,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2010, and 2009, was as follows:

                                            2010                       2009
                                         --------------------------------------
Ordinary income*                         $57,537,000                $46,508,000

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

104  | USAA CORNERSTONE STRATEGY FUND

================================================================================

As of May 31, 2010, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                     $24,814,000
Accumulated capital and other losses                             (425,658,000)
Unrealized appreciation of investments                             84,579,000
Unrealized depreciation on foreign currency translations                2,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, the tax deferral of mark-to-market adjustments, the mark-to-market of open futures contracts, passive foreign investment corporations gains and losses, and partnership basis adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2010, the Fund had a current post-October currency loss of $254,000 and capital loss carryovers of $425,404,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

                             CAPITAL LOSS CARRYOVERS
                   -------------------------------------------
                   EXPIRES                           BALANCE
                   -------                        ------------
                    2017                          $ 35,551,000
                    2018                           389,853,000
                                                  ------------
                                         Total    $425,404,000
                                                  ============

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  105

================================================================================

if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended May 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of May 31, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended May 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2010, were $2,736,543,000 and $2,730,868,000, respectively.

As of May 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was $2,082,651,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2010, for federal income tax purposes, were $190,191,000 and $105,612,000, respectively, resulting in net unrealized appreciation of $84,579,000.

For the year ended May 31, 2010 transactions in written call and put options* were as follows:
                                                                       PREMIUMS
                                                         NUMBER OF     RECEIVED
                                                         CONTRACTS      (000'S)
                                                         ----------------------
Outstanding at May 31, 2009                                11,164      $  7,726
Options written                                            72,751        97,077
Options terminated in closing purchase transactions       (61,773)      (87,460)
Options expired                                           (21,118)      (16,241)
                                                         ----------------------
Outstanding at May 31, 2010                                 1,024      $  1,102
                                                         ======================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

================================================================================

106  | USAA CORNERSTONE STRATEGY FUND

================================================================================

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2010, the Fund received securities-lending income of $509,000, which is net of the 20% income retained by Wachovia. As of May 31, 2010, the Fund loaned securities having a fair market value of approximately $234,944,000, which excluded $89,000, of securities on loan that were sold prior to May 31, 2010. The Fund received cash collateral of $244,959,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  107

================================================================================

    investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Global Flexible Funds Index over the performance period. The Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
    RELATIVE TO INDEX(1)             AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
    ---------------------------------------------------------------------------
    +/- 1.00% to 4.00%               +/- 0.04%
    +/- 4.01% to 7.00%               +/- 0.05%
    +/- 7.01% and greater            +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number

================================================================================

108  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $14,046,000. For the year ended May 31, 2010, the Fund did not incur any performance adjustment.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Batterymarch Financial Management, Inc. (Batterymarch), Credit Suisse Asset Management, LLC (Credit Suisse), Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group), and Quantitative Management Associates LLC (QMA), under which Batterymarch directs the investment and reinvestment of a portion of the Fund's assets invested in U.S. and international stocks (as allocated from time to time by the Manager), Credit Suisse directs the investment and reinvestment of a portion of the Fund's assets invested in U.S. stocks (as allocated from time to time by the Manager), Volaris Group directs the investment and reinvestment of the portion of the Fund's assets invested in index options (as allocated from time to time by the Manager), and QMA directs the investment and reinvestment of a portion of the Fund's assets invested in international stocks (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Batterymarch a subadvisory fee based on the aggregate average net assets that Batterymarch manages in the USAA Cornerstone Strategy Fund and the USAA Capital Growth Fund combined, in an annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million. For the year ended May 31, 2010, the Manager incurred subadvisory fees for the Fund, paid or payable to Batterymarch, of $615,000.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  109

================================================================================

    The Manager (not the Fund) pays Credit Suisse a subadvisory fee in the annual amount of 0.15% of the portion of the Fund's average net assets that Credit Suisse manages. For the year ended May 31, 2010, the Manager incurred subadvisory fees, paid or payable to Credit Suisse, of $528,000.

    The Manager (not the Fund) pays CSSU's Volaris Group a subadvisory fee based on the total notional amount of the options contracts that CSSU's Volaris Group manages in the USAA Balanced Strategy Fund, the USAA Cornerstone Strategy Fund, the USAA First Start Growth Fund, the USAA Total Return Strategy Fund, and the USAA Global Opportunities Fund, in an annual amount of 0.23% on the first $50 million of the total notional amount; 0.20% on the total notional amount over $50 million and up to $250 million; 0.12% on the total notional amount over $250 million and up to $500 million; 0.10% on the total notional amount over $500 million and up to $2 billion and 0.08% on the total notional amount over $2 billion. The notional amount is based on the daily closing price of the index that underlies the written options strategy for the Fund. For the year ended May 31, 2010, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU's Volaris Group of $681,000.

    The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages. For the year ended May 31, 2010, the Manager incurred subadvisory fees, paid or payable to QMA, of $586,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2010, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $2,809,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of

================================================================================

110  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    these expenses incurred by the Manager. For the year ended May 31, 2010, the Fund reimbursed the Manager $78,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.19% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. The Manager may modify or terminate this voluntary agreement at any time. For the year ended May 31, 2010, the Fund incurred reimbursable expenses of $2,207,000, of which $659,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2010, the Fund incurred transfer agent's fees, paid or payable to SAS, of $5,920,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2010, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  111

================================================================================

                                                                   NET REALIZED
                                                    COST TO       GAIN (LOSS) TO
    SELLER                 PURCHASER               PURCHASER          SELLER
--------------------------------------------------------------------------------
USAA Cornerstone        USAA High-Yield           $  455,000       $ 186,000
 Strategy Fund           Opportunities Fund
USAA Cornerstone        USAA Intermediate-Term     1,595,000        (455,000)
 Strategy Fund           Bond Fund
USAA Cornerstone        USAA Short-Term            1,078,000          59,000
 Strategy Fund           Bond Fund

(9) NEW ACCOUNTING PRONOUNCEMENT

    FAIR VALUE MEASUREMENTS -- In January 2010, the Financial Accounting Standards Board issued amended guidance for improving disclosures about fair value measurements that adds new disclosure requirements about significant transfers between Level 1, Level 2, and Level 3, and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

112  | USAA CORNERSTONE STRATEGY FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MAY 31,
                                   -------------------------------------------------------------------
                                         2010          2009          2008          2007           2006
                                   -------------------------------------------------------------------

Net asset value at
  beginning of period              $    17.21    $    24.17    $    28.51    $    26.50     $    26.53
                                   -------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                   .65           .57           .46           .40            .56
  Net realized and unrealized
    gain (loss)                          3.19         (7.02)        (1.16)         4.38           1.68
                                   -------------------------------------------------------------------
Total from investment operations         3.84         (6.45)         (.70)         4.78           2.24
                                   -------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.62)         (.51)         (.44)         (.53)          (.22)
  Realized capital gains                    -             -         (3.20)        (2.24)         (2.05)
                                   -------------------------------------------------------------------
Total distributions                      (.62)         (.51)        (3.64)        (2.77)         (2.27)
                                   -------------------------------------------------------------------
Net asset value at end of period   $    20.43    $    17.21    $    24.17    $    28.51     $    26.50
                                   ===================================================================
Total return (%)*                       22.31        (26.39)        (2.79)        18.82(a)        8.67
Net assets at end of period (000)  $1,924,153    $1,603,954    $2,243,804    $2,193,361     $1,712,123
Ratios to average net assets:**
  Expenses (%)(b)                        1.19          1.19          1.19          1.19(a)        1.17
  Expenses, excluding
    reimbursements (%)(b)                1.31          1.37          1.21          1.19(a)        1.17
  Net investment income (%)              3.23          3.23          2.06          1.68           2.01
Portfolio turnover (%)                    151           162           175(c)        127            151
  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended May 31, 2010, average net assets were $1,873,172,000.
(a) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                         (.00%)(+)     (.00%)(+)     (.00%)(+)     (.00%)(+)      (.01%)
    (+) Represents less than 0.01% of average net assets.
(c) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  113

================================================================================

EXPENSE EXAMPLE

May 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2009, through May 31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses

================================================================================

114  | USAA CORNERSTONE STRATEGY FUND

================================================================================

you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                        EXPENSES PAID
                                  BEGINNING            ENDING           DURING PERIOD*
                                ACCOUNT VALUE       ACCOUNT VALUE     DECEMBER 1, 2009 -
                               DECEMBER 1, 2009      MAY 31, 2010        MAY 31, 2010
                               ---------------------------------------------------------

Actual                             $1,000.00          $1,018.40             $5.99

Hypothetical                        1,000.00           1,019.00              5.99
 (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 1.84% for the six-month period of December 1, 2009, through May 31, 2010.

================================================================================

                                                          EXPENSE EXAMPLE |  115

================================================================================

ADVISORY AGREEMENTS

May 31, 2010

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 9, 2010, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance,

================================================================================

116  | USAA CORNERSTONE STRATEGY FUND

================================================================================

comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered.

================================================================================

                                                      ADVISORY AGREEMENTS |  117

================================================================================

The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads and front-end loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account the Manager's

================================================================================

118  | USAA CORNERSTONE STRATEGY FUND

================================================================================

current voluntary undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2009, was lower than the average of its performance universe but above its Lipper index for the three- and ten-year periods ended December 31, 2009, and was lower than the average of its performance universe and its Lipper index for the five-year period ended December 31, 2009. The Board also noted that the Fund's percentile performance ranking was in the top 30% of its performance universe for the one-year period ended December 31, 2009, and was in the bottom 50% of its performance universe for the three-, and five-year periods ended December 31, 2009. The Board took into account management's discussion of the Fund's performance, as well as the various steps management has taken to address the Fund's performance. The Board also noticed the Fund's more recent improved performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees and had agreed to maintain expense limitations for the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax

================================================================================

                                                      ADVISORY AGREEMENTS |  119

================================================================================

expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager and the fact that the Manager pays the subadvisory fees. The Board also took into account other economies of scale achieved by the Fund with respect to certain fixed expenses as a result of the Fund's asset size. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) appropriate action has been taken to address the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's

================================================================================

120  | USAA CORNERSTONE STRATEGY FUND

================================================================================

compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under each Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The

================================================================================

                                                      ADVISORY AGREEMENTS |  121

================================================================================

Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2009, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the actions management has taken to address performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) appropriate action has been taken with respect to the performance of the Fund; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

122  | USAA CORNERSTONE STRATEGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds as of May 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  123

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

124  | USAA CORNERSTONE STRATEGY FUND

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  125

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee
   (3) Member of Audit Committee
   (4) Member of Pricing and Investment Committee
   (5) Member of Corporate Governance Committee
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
   (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

126  | USAA CORNERSTONE STRATEGY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  127

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

128  | USAA CORNERSTONE STRATEGY FUND

================================================================================
TRUSTEES                              Christopher W. Claus
                                      Barbara B. Dreeben
                                      Robert L. Mason, Ph.D.
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                        USAA Investment Management Company
INVESTMENT ADVISER,                   P.O. Box 659453
UNDERWRITER, AND                      San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                        USAA Shareholder Account Services
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                         State Street Bank and Trust Company
ACCOUNTING AGENT                      P.O. Box 1713
                                      Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1800
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                           Under "Products & Services"
SELF-SERVICE 24/7                     click "Investments," then
AT USAA.COM                           "Mutual Funds"

OR CALL                               Under "My Accounts" go to
(800) 531-USAA                        "Investments." View account balances,
        (8722)                        or click "I want to...," and select
                                      the desired action.
--------------------------------------------------------------------------------
Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at usaa.com; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
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       San Antonio, TX 78288                                   PRSRT STD
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                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
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   23405-0710                                (C)2010, USAA. All rights reserved.


ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 46 funds in all. Only 10 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2010 and 2009 were $280,916 and $288,764, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2010 and 2009 were $61,513 and $63,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended May 31, 2010 and 2009.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2010 and 2009.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2010 and 2009 were $104,896 and $108,000, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2010 and 2009 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2010

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    August 6, 2010
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    August 6, 2010
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    August 6, 2010
         ------------------------------


*Print the name and title of each signing officer under his or her signature.